EXHIBIT 10.2

*** OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTION 240.24b-2

RIDER TO AGREEMENT OF LEASE DATED AS OF APRIL 9, 2014
BETWEEN 417 FIFTH AVE REAL ESTATE LLC, AS OWNER, AND
PREMIER EXHIBITIONS, INC., AS TENANT

THE TERMS "OWNER" AND "LANDLORD" ARE USED INTERCHANGEABLY AND OWNER SHALL MEAN LANDLORD AND LANDLORD SHALL MEAN OWNER.
IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN ANY PROVISION OF THIS RIDER AND ANY PROVISION OF THE MAIN BODY OF THIS LEASE, THE PROVISION OF THIS RIDER SHALL GOVERN.

37. through 39.   Intentionally Deleted.

40. Basic Provisions. The definitions set forth above, herein and in this Article 40 are an integral part of this Lease and all of the terms hereof are incorporated into this Lease. In addition to the other terms which are elsewhere defined in this Lease the following capitalized terms, whenever used in this Lease, shall have the meanings set forth in this Article, and only such meanings:

A. "ADA": The Americans with Disabilities Act of 1990 (42 U.S.C. § 12101 et seq.), as amended from time to time.

B. "Brokers": Murray Hill Properties, LLC and CBRE, Inc.

C. "Business Day'':  Any day excluding Saturdays, Sundays and all days observed as holidays by either the federal or New York State governments and/or any of the labor unions servicing the Building, from time to time.

D. "Business Hours": 8:00a.m. to 6:00p.m. on Business Days, 8:00a.m. to 12:00p.m. on Saturdays.

E. "Commencement Date":  The date that is the later to occur of (i) the date that this Lease is mutually executed and unconditionally delivered by Landlord and Tenant, and (ii) the first Business Day following the date Landlord delivers vacant, broom clean possession of the Demised Premises to Tenant as required under this Lease, with Landlord’s Work (as hereinafter defined) Substantially Completed (as hereinafter defined), with all Building services provided by Landlord pursuant to Section 55 of this Lease available and delivery of a New York City Buildings Department Form ACP-5 with respect to the Demised Premises.  Upon request of either party, the parties shall enter into a written agreement confirming the Commencement Date and the Expiration Date, but either party’s failure to do so shall not delay or invalidate the occurrence of such dates.

F. “Expiration Date": The last day of the calendar month in which occurs the tenth (10th) year and tenth (10th) month following the Commencement Date (the "Fixed Expiration Date"), or such later date if Tenant timely exercises the Renewal Option (as defined in Section 77 of this Lease), or such earlier date upon which the term of this Lease shall cease and expire pursuant to the provisions of this Lease.

G. "Fixed Annual Rent": As set forth in Article 52 of this Lease and on Exhibit C attached hereto and made a part hereof.

H. “Lease Year”:  Means every twelve (12) consecutive month period commencing on the Commencement Date.

I. Legal Requirements: Laws, statutes and ordinances (including building codes and zoning regulations and ordinances) and the orders, rules, regulations, directives and requirements of all Federal, state, county, city and borough departments, bureaus, boards, agencies, offices, commissions and other subdivisions thereof, or of any official thereof, or of any other governmental, public or quasi-public authority, whether now or hereafter in force, which may be applicable to the Building or the Demised Premises or any part thereof, including without limitation those relating to the preparation and/or service of food, employment matters, the ADA, and, if alcoholic beverages are to be stored, sold, served or consumed at the Demised Premises, those relating to the storage, sale, provision and consumption of alcoholic beverages, rules and regulations of the New York Board of Fire Underwriters or any similar body which shall impose any violation, order or duty upon Landlord or Tenant and all instruments of record on the date of this Lease or from time to time thereafter.

J. "Tenant's Percentage":  12.43%, subject to reduction in accordance with the provisions of Section 45.E of this Lease, and/or to increase in accordance with the provisions of Section 78(b) of this Lease.

K. “Term”:  The Term of this Lease shall commence on the Commencement Date and shall expire on the Expiration Date.

L. “Use”:  Tenant shall use the Demised Premises pursuant to Article 45 of this Lease.

41. Demised Premises.

A. Landlord hereby leases to Tenant, and Tenant hereby hires from Landlord: (i) the entire 2nd Floor of the Building (the “2nd Floor”), (ii) the entire Ground Floor 5th Avenue Store (the “5th Avenue Ground Floor”), (iii) the entire Ground Floor 38th Street Store (the “38th Street Ground Floor”), (iv) the entire Ground Floor 37th Street Store (the “37th Street Ground Floor”), and (v) the entire mezzanine located above the 5th Avenue Ground Floor, the 38th Street Ground Floor and the 37th Street Ground Floor (the “Mezzanine)  (all as depicted on the floor plans attached as Exhibit A-1 annexed hereto and forming a part hereof) (collectively the “Demised Premises” or the “demised premises”). The (i) 2nd Floor and the Mezzanine shall collectively be deemed the “office portion” of the Demised Premises for purposes of this Lease (provided that the foregoing designation shall not affect the right of Tenant to use the office portion of the Building for non-office uses to the extent such non-office uses are permitted under the provisions of this Lease and so long as Tenant obtains all required governmental and/or quasi-governmental permits and approvals for any such non-office use), and (ii) the 5th Avenue Ground Floor, the 38th Street Ground Floor and the 37th Street Ground Floor shall collectively be deemed the “retail portion” of the Demised Premises for purposes of this Lease (provided that the foregoing designation shall not affect the right of Tenant to use the retail portion of the Building for non-retail uses to the extent same are permitted under the provisions of this Lease and so long as Tenant obtains all required governmental and/or quasi-governmental permits and approvals for any such non-retail use).

B. At no additional cost to Tenant, Tenant shall have the right to use a portion of the basement area located below the 37th Street Ground Floor (the “Pit Area”), as depicted on Exhibit A annexed hereto and made a part hereof.  The sole use and purpose of the Pit Area shall be as the elevator pit for the elevator Tenant intends to construct within the Demised Premises.  No services shall be provided Pit Area.  Except as set forth above, all of the terms, provisions and covenants of this Lease shall apply to the Pit Area.

C. Nothing herein contained shall be construed as a letting by Landlord to Tenant of (1) the outer faces of exterior walls or storefronts (subject to Tenant’s right to erect and maintain signage on the exterior wall or storefront of the demised premises as expressly permitted by the terms of this Lease), (2) the space below the surface of the floor of the Demised Premises (other than the underside of the floor of the 2nd Floor portion of the Demised Premises, and subject to the right of Tenant to place pipes, conduits and other similar installations, each in accordance with the express provisions of this Lease); (3) the land below, or air rights above, the Demised Premises, the Building or the Property, or (4) the roof. All space in, adjacent to or forming a part of, the Demised Premises used for common areas, shafts, steam intake, stacks, pipes, conduits, fan rooms, electric or other utilities or Building Equipment, sinks or other Building facilities, and the use thereof, as well as access thereto through the Demised Premises, for the purposes of operation, maintenance, decoration and repair, are reserved to Landlord (subject however to the express rights of Tenant under this Lease).

42. Escalation Payments.

A.           Real Estate Tax increase Payments.  For each Tax Year (hereinafter defined) during the term of this Lease, Tenant shall pay, as Additional Rent (hereinafter defined), the Tax Payment (hereinafter defined) for such Tax Year.

(1) Tax Definitions.

(a) The term "Real Estate Taxes" shall mean (i) the sum of the real estate taxes and assessments, Business Improvement District taxes, charges and assessments, and special assessments imposed upon the Building and the plot of land on which the Building stands (the "Land") and any rights or interests appurtenant thereto payable by Landlord during any Tax Year and (ii) reasonable attorneys' fees, court, or other administrative costs and disbursements incurred by Landlord in connection with any reduction in Real Estate Taxes which is obtained prior to the date such Real Estate Taxes are payable.  Notwithstanding the foregoing, Real Estate Taxes shall not include: (y) excise, transfer, estate, inheritance, gift, succession, gains, recording, capital stock, excess profits, occupancy or rent, payroll or stamp taxes or franchise and gross receipts taxes of Landlord or any federal or state net income tax imposed on Landlord's income from all sources, unless such taxes are levied, assessed or imposed in lieu of or as a substitute for the whole or any part of the taxes, assessments, levies or impositions which now constitute Real Estate Taxes; or (z) interest or penalties incurred by Landlord as a result of Landlord’s late payment of Real Estate Taxes unless Landlord’s late payment of the same resulted from Tenant’s failure to timely pay the Tax Payment.  If at any time during the term of this Lease the methods of taxation prevailing at the time of the commencement thereof shall be altered so that in lieu of or as an addition to or as a substitute for the whole or any part of the real estate taxes, assessments, levies, impositions or charges now levied, assessed or imposed, there shall be levied, assessed or imposed a tax, assessment, levy, imposition or charge wholly or partially as a capital levy or on the rents, licenses or other charges received with respect to the Demised Premises, the Land or the Building, then all such taxes, assessments, levies, impositions or charges payable shall be deemed to be included within the term "Real Estate Taxes" for the purposes hereof, except that the same shall not include any portion of such tax, assessment, levy, imposition or charge which is attributable to rents, licenses or other charges received by Landlord which does not relate to the Property.  A copy of the tax bill of The City of New York or other taxing authority imposing Real Estate Taxes on the Land or the Building shall be sufficient evidence of the amount of Real Estate Taxes.  Notwithstanding the fact that the aforesaid Additional Rent is measured by Real Estate Taxes, such amount is Additional Rent and shall be paid by Tenant as provided herein regardless of the fact that Tenant may be exempt, in whole or in part, from the payment of any Real Estate Taxes for any reason whatsoever.  In the event any assessment is payable in installments by Landlord, without any interest and/or penalty, Landlord agrees that only that installment or those installments which fall within a Tax Year or partial Tax Year, as the case may be, during the Term, will be included in the computation of Real Estate Taxes in any such Tax Year or partial Tax Year, as the case may be.

(b) The term "Base Real Estate Taxes" shall mean the Real Estate Taxes payable for the twelve (12) month period commencing on July 1, 2014 and ending on June 30, 2015 (the "Base Tax Year").

(c) The term "Tax Year" shall mean each twelve (12) month fiscal period commencing on July 1 of any calendar year and ending on June 30 of the following calendar year, any portion of which fiscal period occurs during the term of this Lease.

(d) The term "Tax Payment" shall mean Tenant's Percentage of the amount by which the Real Estate Taxes payable for a Tax Year exceed the Base Real Estate Taxes, whether such increase results from a higher tax rate or an increase in the assessed valuation of the Land or the Building, or both, or from any other cause of reason whatsoever.

(2) With respect to each Tax Year occurring in whole or in part during the term of this Lease, Tenant shall pay to Landlord the Tax Payment, in equal monthly installments during the calendar year in which such Tax Year commences, in the manner hereinafter described.  At any time during the calendar year in which a Tax Year commences, Landlord may furnish to Tenant a written estimate (a "Tax Estimate") setting forth Landlord's estimate of the Tax Payment for such Tax Year ("Estimated Tax Payment"). Such estimate shall be determined by Landlord by applying to the most recently announced assessed value of the Land and Building (whether final or otherwise) such tax rate as Landlord shall anticipate is the tax rate to be finally determined for such Tax Year, but such estimated rate shall in no event exceed by more than ten (10%) percent the then current tax rate. Subject to adjustment as hereinafter provided, Tenant shall pay Landlord on the first (1st) day of each month during each calendar year occurring in whole or in part during the term hereof, an amount equal to one-twelfth (1/12th) of the Estimated Tax Payment for the Tax Year commencing during such calendar year. If Landlord furnishes a Tax Estimate at any time during the Tax Year for the Tax Year subsequent to the commencement of the calendar year in which such Tax Year begins, then (a) until the first day of the month following the month in which the Tax Estimate is furnished to Tenant, Tenant shall continue to pay to Landlord on the first day of each month an amount equal to the monthly sum payable by Tenant to Landlord with respect to the next previous Tax Year; (b) promptly after the Tax Estimate is furnished to Tenant, Landlord shall give notice to Tenant stating whether the amount previously paid by Tenant to Landlord during such calendar year was greater or less than the installments of the Estimated Tax Payment to be paid during such calendar year in accordance with the Tax Estimate, and (i) if there shall be a deficiency, Tenant shall pay the amount thereof within thirty (30) days after demand therefor, or (ii) if there shall have been an overpayment, Landlord shall credit the amount thereof against the next monthly installments of the Fixed Annual Rent payable under this Lease, and (c) on the first day of the month following the furnishing to Tenant of the Tax Estimate, and monthly thereafter until the rendering to Tenant of a Tax Statement (hereinafter defined) for such Tax Year, Tenant shall pay to Landlord an amount equal to one-twelfth (1/12th) of the amount shown on such Tax Estimate. At any time during or after such Tax Year, (x) Landlord shall furnish to Tenant a written statement (a "Tax Statement") setting forth the Tax Payment for such Tax Year, and including a copy of the tax bill the City of New York or other taxing authority imposing Real Estate Taxes on the Building or the land upon which it is situated for the applicable Tax Year, and stating whether the sum of the installments previously paid by Tenant to Landlord pursuant to the Tax Estimate or otherwise for such Tax Year was greater or less than the sum of the installments of the Tax Payment to be paid for such Tax Year in accordance with the Tax Statement, (y) any deficiency or overpayment shall be disposed of in the manner of a deficiency or overpayment in Estimated Tax Payment, and (z) on the first day of the month following the month in which the Tax Statement is furnished to Tenant, and monthly thereafter until a new Tax Estimate or Tax Statement is furnished to Tenant, Tenant shall pay to Landlord an amount equal to one-twelfth (1/12th) of the Tax Payment shown on the Tax Statement.

(3) Only Landlord shall be entitled to institute tax reduction or other proceedings to reduce the assessed valuation of the Land or the Building.  Should Landlord be successful in any such reduction proceedings and obtain a rebate for any Tax Year for which Tenant has paid the Tax Payment, Landlord, after deducting the expenses incurred in obtaining such rebate including, without limitation, attorneys' fees, court, or other administrative costs and disbursements, shall credit Tenant's Percentage of such rebate against the next monthly installments of the Fixed Annual Rent or Additional Rent payable under this Lease or promptly refund the same to Tenant if first determined to be due after the Expiration Date.  In the event that the assessed valuation which had been utilized in computing the Base Real Estate Taxes is reduced (as a result of settlement, final determination of legal proceedings or otherwise) then (i) the Base Real Estate Taxes shall be retroactively adjusted to reflect such reduction, (ii) all Tax Payments theretofore made by Tenant shall be recalculated based on the reduced amount of Base Real Estate Taxes and (iii) all amounts due from Tenant to Landlord by reason of such recalculation shall be payable by Tenant to Landlord within thirty (30) days after the rendition of a bill therefore, delivered to Tenant with copies of the applicable tax bills showing the reduction in the assessed valuation. Notwithstanding the provisions of the immediately preceding sentence, if Landlord shall at any time, as part of a single settlement, compromise or other disposition, settle, compromise or otherwise dispose of applications or other proceedings for the reduction of Real Estate Taxes with respect to more than one Tax Year, which includes the Base Tax Year, Landlord shall not agree to any settlement, compromise or other disposition that would result in the overall reduction of Real Estate Taxes for all such Tax Years to be inequitably allocated to the Base Tax Year (taking into consideration all relevant factors)  so as to inequitably reduce the Real Estate Taxes for the  Base Tax Year by more than such Real Estate Taxes for such Base Tax Year would reasonably have been reduced if Landlord had settled, compromised or otherwise disposed of such application or other proceeding without regard to any compromise, settlement or other disposition of Real Estate Taxes for any such other Tax Years (taking into consideration all relevant factors).

(4) As of the date of this Lease, Landlord represents and warrants that there is no current exemption or abatement of Real Estate Taxes affecting the Property.

B.           Manner of Escalation Payments.

(1)           Subject to Tenant's rights as set forth herein to dispute the correctness of any statement, bill or demand furnished by Landlord with respect to any item of Additional Rent provided for in this Article 43, and except as specifically provided to the contrary herein, Tenant's obligation to make any payment provided for in this Article 43 shall be absolute and not conditioned on the happening of any act, thing or occurrence, including without limitation the time or timeliness at or with which such statement, bill or demand is furnished to or made upon Tenant.  Landlord's failure during the term of this Lease to prepare and deliver any statements or bills required to be delivered to Tenant hereunder, or Landlord's failure to make a demand under this Article 43 or under any other provisions of this Lease shall not in any way be deemed to be a waiver of, or cause Landlord to forfeit or surrender its rights to collect, any Additional Rent which may have become due pursuant to this Article 43 during the term of this Lease, provided Landlord delivers any such bill within two (2) years after the end of the Tax Year in question, unless such failure is attributable to the failure of the City of New York to supply information necessary for Landlord to prepare any bill to Tenant. Tenant's liability for the Additional Rent due under this Article 43 shall continue unabated during the remainder of the term of this Lease and shall survive the expiration or sooner termination of this Lease.

(2)           In no event shall any adjustment of any payments payable by Tenant in accordance with the provisions of this Article 43 result in a decrease in Fixed Annual Rent nor shall any adjustment of any Additional Rent payable by Tenant pursuant to any provision of this Article 43 result in a decrease in any other Additional Rent payable by Tenant pursuant to any other provision of this Article 43 or any other provisions of this Lease, it being agreed and understood that the payment of Additional Rent under this Article 43 is an obligation supplemental to Tenant's obligations to pay Fixed Annual Rent and any Additional Rent pursuant to any other provision of this Lease.

(3)           If a Tax Year shall end after the expiration or termination of the term of this Lease, the Additional Rent payable by Tenant in respect thereof shall be prorated to correspond to that portion of such year occurring within the term of this Lease.

(4)           (a)           Landlord's failure to render any Tax Statement with respect to any Tax Year shall not prejudice Landlord's right to thereafter render a Tax Statement with respect thereto or with respect to any subsequent Tax Year, provided Landlord delivers any such Tax Statement within two (2) years after the end of the Tax Year in question, unless such failure is attributable to the failure of the City of New York to supply information necessary for Landlord to prepare any Tax Statement, nor shall the rendering of a Tax Statement prejudice Landlord's right to thereafter render a corrected Tax Statement for that Tax Year. Nothing herein contained shall restrict Landlord from issuing a Tax Statement at any time there is an increase in Real Estate Taxes during any Tax Year or any time thereafter.

(b)           Each Tax Statement shall be conclusive and binding upon Tenant unless, with respect to any such Tax Statement, on or before the date which is one hundred twenty (120) days after the later of (i) the end of the applicable fiscal or calendar year to which such Tax Statement relates or (ii) receipt of a copy of such Tax Statement and Landlord's actual tax bill, Tenant shall notify Landlord that it disputes the correctness thereof, specifying the particular respects in which such statement is claimed to be incorrect.  Pending the determination of such dispute, Tenant shall pay any disputed portion of the relevant Tax Payment to Landlord (as and when otherwise payable to Landlord under this Article) and Tenant shall pay any undisputed portion of the relevant Tax Payment in accordance with the applicable Tax Statement (and Landlord shall refund or credit any overpayment by Tenant within thirty (30) days after the determination of such dispute).

(c)           If there is a dispute between Landlord and Tenant as to a Tax Statement and Landlord and Tenant do not promptly resolve such dispute in a mutually agreeable manner, Tenant may, at its option, as its sole and exclusive remedy, submit such dispute to arbitration in the City of New York under the Expedited Procedures provisions of the Arbitration Rules for the Real Estate industry of the American Arbitration Association or any successor (the "AAA"), currently Rules 56 through 60 (an "Expedited Arbitration Proceeding"); provided, however, that with respect to any such arbitration, (i) the list of arbitrators referred to in Rule 57 shall be returned within five (5) days from the date of mailing; (ii) the parties shall notify the AAA by telephone, within four (4) days of any objections to the arbitrator appointed and will have no right to object if the arbitrator so appointed was on the list submitted by the AAA and was not objected to in accordance with Rule 57; (iii) the notice of hearing referred to in Rule 58 shall be sent not less than five (5) days in advance of the hearing; (iv) the hearing shall be held within ten (10) days after the appointment of the arbitrator; (v) the arbitrator shall have no right to award damages or to modify the terms of the Lease; (vi) the decision and award of the arbitrator shall be final and conclusive on the parties; and (vii) the arbitrator shall not have been employed by either party (or their respective affiliates) during the period of three (3) years prior to the date of the Expedited Arbitration Proceeding.

(d)           The arbitrators conducting any arbitration shall be bound by the provisions of this Lease and shall not have the power to add to, subtract from, or otherwise modify such provisions.  Landlord and Tenant agree to sign all documents and to do all other things necessary to submit any such matter to arbitration and further agree to, and hereby do, waive any and all rights they or either of them may at any time have to revoke their agreement hereunder to submit to arbitration and to abide by the decision rendered thereunder.  Each of the arbitrators shall have at least ten (10) years' experience in the business of managing real estate or acting as a real estate broker with first-class office buildings located in Manhattan.  Each party hereunder initially shall pay its own costs, fees and expenses in connection with any arbitration or other action or proceeding brought under this Article 43, and the expenses and fees of the arbitrator shall initially be shared equally by Landlord and Tenant, provided, however, that the arbitrator shall determine the extent to which each party is successful in such Expedited Arbitration Proceeding in addition to rendering a decision on the dispute submitted.  If the arbitrator determines that one (1) party is entirely unsuccessful, then such party shall pay all of the fees of such arbitrator and the reasonable expenses paid by the prevailing party to unrelated third parties in connection with the foregoing.  If the arbitrator determines that both parties are partially successful, then each party shall be responsible for its own expenses and such arbitrator's fees only to the extent such party is unsuccessful (e.g., if Landlord is eighty percent (80%) successful and Tenant is twenty percent (20%) successful, then Landlord shall be responsible for twenty percent (20%) of such arbitrator's fees and Tenant shall be responsible for eighty percent (80%) of such arbitrator's fees).  Notwithstanding any contrary provisions hereof, Landlord and Tenant agree that (i) the arbitrator may not award or recommend any damages to be paid by either party, and (ii) in no event shall either party be liable for, nor be entitled to recover, any damages.

(5) Tenant shall pay to Landlord upon demand, as Additional Rent, any occupancy tax or rent tax now in effect or hereafter enacted which Landlord is now or hereafter is required to pay with respect to the Demised Premises or this Lease during the Term of this Lease.

C.           For the purposes of this Article, the following definitions shall apply:

(1) The term “Base Operating Cost” shall mean the amount of Operating Expenses (as hereinafter defined) for the Base Operating Year (as hereinafter defined).

(2) The term “Base Operating Year” shall mean calendar year 2014.

(3) The term “Operating Year” shall mean each calendar year which includes any part of the term of this Lease.

(4) The term “Tenant’s Operating Cost Share” shall mean 12.43%, subject to reduction in accordance with the provisions of Section 45.E of this Lease, and/or to increase in accordance with the provisions of Section 78(b) of this Lease.

(5) (a)   The term “Operating Expenses” shall mean the aggregate of all costs and expenses (and taxes, if any, thereon) paid or incurred by or on behalf of Landlord (whether directly or through independent contractors) with respect to the operation, maintenance and management of the Property and/or Building and the sidewalks and areas adjacent thereto (Landlord hereby agreeing that it will so operate, maintain and manage the Property and/or Building in a first-class manner) which, in accordance with the generally accepted accounting practices used by Landlord (and which are in accordance with generally accepted accounting standards respecting the operation of non-institutional first class office buildings in Midtown Manhattan) are chargeable against income of the Property, including, without limitation, the following costs and expenses: the cost of steam, gas, and other fuel or utilities, water, air-conditioning for areas other than those leased to individual tenants or other occupants of the Building; ventilation and heating; electricity for areas other than those leased to individual tenants or other occupants of the Building and excluding electricity for third party illuminated signs on the Building exterior which are for the exclusive use of an individual tenant; repair, maintenance, replacement and operation of elevators and escalators; maintenance and cleaning of lobby, plaza, sidewalk, curb and other public areas; interior and exterior landscaping and decoration; painting of non-tenant areas; window cleaning; building standard cleaning service supplied to tenants by Landlord; the purchase price or rental cost, as applicable, of all Building and cleaning supplies, tools, materials, machinery and equipment; fire, extended coverage, boiler and machinery, sprinkler apparatus, public liability, property damage, loss of rental, fidelity and plate glass insurance and any other insurance required by the holder of any mortgage or ground lease covering the Property customarily carried or required by lenders with respect to buildings similar to the Building (less any sums therefor reimbursed to Landlord by Tenant or any other tenant or occupant of the Building); wages, salaries, bonuses, disability benefits, hospitalization, medical, surgical, union and general welfare benefits (including group life insurance), any pension, retirement or life insurance plan and other benefit or similar expense respecting employees of the Landlord up to and including the building manager; uniforms and working clothes for such employees and the cleaning and replacement thereof; expenses imposed on Landlord pursuant to law or to any collective bargaining agreement with respect to such employees; workmen’s compensation insurance, payroll, social security, unemployment and other similar taxes with respect to such employees; salaries of bookkeepers and accountants; reasonable professional and consulting fees, including reasonable legal, accounting and engineers’ fees (other than those incurred by Landlord specifically in connection with any individual tenant’s lease or premises); charges for independent contractors performing work included within the definition of Operating Expenses; association fees or dues; telephone and stationery; guards, watchmen, and other security personnel services and/or systems (other than those incurred specifically for any individual tenant’s premises); directory; building telephone; repairs, replacements and improvements which are necessary or appropriate for the continued operation of the Building as a first-class office building, including, without limitation, those relating to the heating, air-conditioning, mechanical and electrical systems and the elevators (provided that such improvements shall not include improvements expanding the size of the Building); and management fees for the management of the Property, or if no managing agent is employed by Landlord, a sum in lieu thereof which is not in excess of the then prevailing rates for management fees in the Borough of Manhattan for first-class office buildings similar to the Building (assuming the person or entity so managing such a first-class office building is not also the leasing agent therefor).  To the extent that at any time after the Base Operating Year, Landlord adds one or more new categories of Operating Expenses not included in the Base Operating Cost, then, for so long as expenses relating to such new categories are included in Operating Expenses, the Base Operating Cost shall be increased by an amount equal to the amount included in Operating Expenses for such new category of Operating Expenses in the first Operating Year in which they were first introduced.

(b) Operating Expenses shall exclude the following:  (a) Real Estate Taxes, special assessments and franchise, income, transfer, gift, inheritance, estate or net income or any other taxes imposed upon or measured by the income or profits of Landlord; (b) except for depreciation and amortization specifically included in Operating Expenses as provided above, the costs of all items which should be capitalized in accordance with generally accepted accounting practices; (c) the costs of all services furnished to any other tenant or occupant of the Building on a “rent inclusion” basis which are not provided to Tenant on such basis; (d) the costs of all work or services performed for any tenant or occupant in the Building (including Tenant) at such tenant's cost and expense; (e) mortgage amortization and interest; (f) leasing commissions, finder’s fees and leasing related expenses including without limitation legal fees, rent concessions, takeover expenses, moving allowances, and work credits and any other expenses in connection with procuring tenants; (g) allowances, concessions and other costs of tenant installations and decorations incurred in connection with preparing space for any tenant or occupant in the Building, including workletters and concessions; (h) fixed rent payable under superior leases, if any; (i) wages, salaries and benefits paid to any employees of Landlord and Landlord's agents, above the level of the immediate supervisors of building managers, and management fees to the extent in excess of 3% of gross rentals; (j) legal and accounting fees relating to (i) disputes with tenants, prospective tenants or other occupants of the Building, (ii) disputes with purchasers, prospective purchasers, mortgagees or prospective mortgagees of the Building or any part thereof, or (iii) negotiations of leases, contracts of sale or mortgages; (k) costs which are reimbursed by insurance, warranty or condemnation proceeds, or which are reimbursable by Tenant or other tenants or any other person or entity other than pursuant to an expense escalation clause; (l) costs in the nature of penalties or fines; (m) the costs of all services, supplies and repairs paid to any affiliate or subsidiary of Landlord or Landlord's agents materially in excess of the costs that would be payable in an “arm's length” or unrelated situation; (n) advertising expenses in connection with leasing of the Building; (o) the costs of installing, operating and maintaining a specialty improvement, such as a cafeteria, lodging or private dining facility, or an athletic, luncheon or recreational club, unless Tenant is permitted to make use of any such facility without additional cost or on a subsidized basis consistent with other users; (p) the costs or expenses (including fines, interest, penalties and legal fees) arising out of Landlord's failure to timely pay Operating Expenses or Real Estate Taxes; (q) the costs incurred in connection with the removal, encapsulation or other treatment of any hazardous materials classified as such, and existing in the Demised Premises as of the date hereof and required to be removed, encapsulated or treated under applicable governmental requirements in effect as of the date hereof; (r) costs incurred to comply with applicable governmental requirements in effect after the Commencement Date; (s) costs associated with the maintenance of the entity that constitutes Landlord, as distinguished from costs of ownership, operation, repair and maintenance of the Building; (t) costs relating to withdrawal liability or unfunded pension liability under the Multi-Employer Pension Act or similar law; (u) fees, dues and other contributions paid by or on behalf of Landlord to civic organizations and charitable and political contributions other than a business improvement district; (v) the cost of any judgment, settlement or arbitration award resulting from any liability of Landlord for negligence; (w) any transfer or mortgage taxes imposed as a result of the conveyance of the Building; and (x) costs of sculptures and art.

(6) The term “Estimated Monthly Expense Payment” shall mean a sum equal to 1/12th of Tenant’s Operating Cost Share multiplied by the difference between the Base Operating Cost and 110% of the Operating Expenses for the immediately preceding Operating Year.

D.           Subject to apportionment as provided in this Article, if the Operating Expenses for any Operating Year occurring in whole or in part during the Term of this Lease (including, without limitation, the first year of this Lease) shall exceed the Base Operating Cost, Tenant shall pay to Landlord as Additional Rent for such Operating Year an amount equal to Tenant’s Operating Cost Share of the excess of the Operating Expenses for such Operating Year over the Base Operating Cost (hereinafter referred to as “Tenant’s Expense Payment”).  Notwithstanding the foregoing or anything contained herein to the contrary, if during all or part of any Operating Year, less than 100% of the leasable space in the Building is occupied by tenants, then for purposes of computing Tenant’s Expense payment payable hereunder, the amount of Operating Expenses for such period shall be deemed to be increased by an amount equal to the additional costs and expenses which would reasonably have been incurred during such period had the leasable space in the Building been 100% occupied. The provisions of this Section (D) with respect to adjustments of Operating Expenses for vacancy shall apply only to Operating Expenses which are variable and which increase in the same relationship to the increase in occupancy in the Building, and shall not apply to any Operating Expenses which do not vary with the level of occupancy in the Building.

E.           Landlord shall furnish to Tenant for each Operating Year following the Base Operating Year an Escalation Statement (subject to revision as hereinafter provided) setting forth the Estimated Monthly Expense Payment for such Operating Year.  Tenant shall pay to Landlord on the first day of each month during such Operating Year the Estimated Monthly Expense Payment for such Operating Year.  If Landlord shall furnish such Escalation Statement for an Operating Year after the commencement thereof, then (i) until the first day of the month following the month in which such estimate is furnished to Tenant, Tenant shall pay to Landlord on the first day of each month an amount equal to the Estimated Monthly Expense Payment payable by Tenant to Landlord under this Article for the last month of the preceding Operating Year; (ii) Landlord shall notify Tenant in such Escalation Statement whether the installments of Tenant’s Expense Payment previously paid for such Operating Year were more or less than the installments which should have been paid for such Operating Year and if there shall have been an underpayment, Tenant shall pay the amount thereof within thirty (30) days after being furnished with such Escalation Statement or if there shall have been an overpayment, Tenant shall, provided Tenant is not then in default under the Lease at Tenant’s option (x) be reimbursed within thirty (30) days after receipt of notice from Tenant of such election; or (y) be entitled to a credit in the amount thereof against subsequent payments under this Article; and (iii) on the first day of the month following the month in which such Escalation Statement is furnished to Tenant and monthly thereafter for the balance of such Operating Year, Tenant shall pay to Landlord an amount equal to the Estimated Monthly Expense Payment as shown on such Escalation Statement.

F.           After the end of each Operating Year Landlord shall submit to Tenant an annual Escalation Statement prepared by Landlord setting forth the actual Operating Expenses for the preceding Operating Year and the balance of Tenant’s Expense Payment, if any, due to Landlord from Tenant for such Operating Year.  If such annual Escalation Statement shall show that the sums paid by Tenant exceeded Tenant’s Expense Payment for such Operating Year, Tenant shall, provided Tenant is not then in default under the Lease following the giving of any required notice and expiration of the applicable cure period therein, at Tenant’s option, either (i) be entitled to a refund of such excess, in which event Landlord will make such refund to Tenant with reasonable promptness after Tenant's written election, or (ii) be entitled to a credit in the amount of such excess against payments becoming due under this Article.  If such annual Escalation Statement shall show that the sums so paid by Tenant were less than Tenant’s Expense Payment for such Operating Year, Tenant shall pay the amount of such deficiency to Landlord within thirty (30) days after being furnished with such annual Escalation Statement.

G.           The annual Escalation Statements with respect to Operating Expenses to be furnished by Landlord as provided above shall be in reasonable detail and shall include a breakdown of both the preceding year’s Operating Expenses as well as those of the Base Operating Cost, but need not be audited or certified.

H.           Each Escalation Statement shall be conclusive and binding upon Tenant unless (a) within one hundred twenty (120) days after receipt of such Escalation Statement Tenant shall notify Landlord that it (x) disputes the correctness of such Escalation Statement, specifying the particular respects in which such Escalation Statement is claimed to be incorrect, and; (y) at Tenant's option, desires to perform the audit permitted under this Article, and (b) within ninety (90) days after Landlord’s receipt of Tenant’s notice, Tenant completes the audit in accordance with the provisions of subparagraph I below, and notifies Landlord that it disputes the correctness of such Escalation Statement, specifying the particular respects in which such Escalation Statement is claimed to be incorrect. Any dispute relating to any Escalation Statement not resolved by agreement of Landlord and Tenant within ninety (90) days after the giving of such notice or notices by Tenant shall be resolved by an arbitration in accordance with the provisions hereof.  Pending the determination of such dispute, Tenant shall pay Tenant’s Expense Payment in accordance with the Escalation Statement that Tenant is disputing, without prejudice to Tenant’s position.  Landlord shall refund any overpayment to Tenant within thirty (30) days after the resolution of such dispute. The results of any Operating Expenses audit shall be kept strictly confidential by Tenant and shall not be disclosed to any other tenant within the Building or to any other person or entity, except in connection with any dispute with Landlord relating thereto to the extent necessary.

I.           Tenant and/or its accountants (provided such accountants are not paid on a contingency fee basis) shall have the right, during reasonable Business Hours and upon not less than five (5) Business Days’ prior written notice to Landlord and for not more than thirty (30) days per twelve (12) month period, to examine and audit the most recent Escalation Statement (it being agreed and understood that not more than one (1) audit may be performed in any calendar year), at Landlord’s office, at a time mutually agreeable during normal Business Hours, such of Landlord’s books and records which are relevant to the preparation of Escalation Statements.  Tenant may require Landlord to make copies of records it reasonably requires provided such request is made during the examination and Tenant pays for the reasonable fee charged by Landlord.  If such audit or arbitration determines that an error has been made in Landlord’s determination and calculation of Operating Expenses which results in an adjustment to the amounts determined and calculated by Landlord in an amount of more than five (5%), the Landlord shall pay the actual and reasonable fees and expenses of such audit, but if such adjustment does not exceed five (5%) percent, Tenant shall pay such fees and expenses.

43. Electricity; A/C Units.

                        A.  Electricity.  (1)  In connection with the “retail portion” of the Demised Premises (and the Basement Space, if so demised to Tenant pursuant to Article 78 of this Lease), electric energy shall be supplied by individual metering, and Landlord shall have no obligation to furnish or supply to Tenant or the Demised Premises any electric energy of any kind or nature whatsoever.  As of the Commencement Date, there shall be one or more electric meters for direct service to the “retail portion” of the Demised Premises from the public utility or other entity supplying electrical service serving the Building (the "Utility Company"). Tenant shall, at Tenant's sole cost and expense, as of the Commencement Date, make all arrangements for and shall cause all such electric energy to be furnished to the “retail portion” of the Demised Premises (and shall do so with respect to the Basement Space as of the Basement Space Possession Date or the Basement Delivery Date, if so demised to Tenant pursuant to Article 78 of this Lease).  Landlord shall not be liable to Tenant in damages or otherwise for any failure of Tenant to make arrangements for or to obtain any such electric energy. Tenant shall (x) pay directly to the Utility Company or governmental units promptly as and when due all charges for electric energy used or consumed in or in connection with the “retail portion” of the Demised Premises (and the Basement Space if so demised to Tenant pursuant to Article 78 of this Lease), and (y) at Tenant's sole cost and expense, maintain and promptly make all repairs, structural or otherwise, ordinary and extraordinary, to all components of the electric energy system within or servicing only the Demised Premises (including, the Basement Space, if so demised to Tenant pursuant to Article 78 of this Lease), including, without limitation, all meters.

(2) In connection with the “office portion” of the Demised Premises, Landlord shall provide electric energy on a submetered basis for Tenant’s use of lighting and other electrical fixtures, appliances and equipment at a level of not less than twelve (12) watts per rentable square foot of space in the Demised Premises inclusive of heating, ventilation and air-conditioning. Tenant shall maintain the submeter(s) in good working order, condition and state of repair during the term of this Lease.  Commencing as of the Commencement Date and continuing throughout the Term of this Lease, Tenant shall pay to Landlord, as Additional Rent hereunder, within thirty (30) days after demand made from time to time but no more frequently than monthly, for its use of electrical energy in the Demised Premises as evidenced by the aforesaid submeter(s), at Landlord's average cost per kilowatt hour for the Building then payable to the Utility Company for usage in the Building, plus an amount equal to three (3%) percent thereof to reimburse Landlord for its overhead, administrative and supervision in connection therewith.  For purposes of this Article, the rate to be paid by Tenant shall include any taxes, energy charges, demand charges, fuel adjustment charges, rate adjustment charges, or other charges actually imposed in connection therewith.  If any tax is imposed upon Landlord's receipts from the sale or resale of electrical energy to Tenant by any federal, state, city or local authority, the pro-rata share of such tax allocable to the electrical energy service received by Landlord shall be passed onto and paid by Tenant as Additional Rent if and to the extent permitted by Legal Requirements.

(3) If either the quantity or character of electrical service is changed by the Utility Company or is no longer available or suitable for Tenant's requirements, no such change, unavailability or unsuitability shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord or Landlord's agents unless such change, unavailability or unsuitability (i) renders the entire Demised Premises untenantable, and (ii) is caused by Landlord’s gross negligence or willful misconduct, and is not due to acts or omissions of Tenant or Tenant’s contractors, licensees, invitees, agents and employees.

(4) Tenant covenants that at no time shall the use of electrical energy in the Demised Premises exceed the capacity of the existing feeders or wiring installations then serving the Demised Premises, which capacity Landlord represents shall be adequate to provide at all times during the Term the wattage provided for in Section 43A(2) above.  In furtherance of the foregoing and to avert any possible adverse effect upon the Building's electrical system, Tenant shall not, without the prior written consent of Landlord, not to be unreasonably withheld, conditioned or delayed (i) make or perform, or permit the making or performing of, any alteration to connections, incapacity risers, switches, wiring installations or other electrical facilities in or serving the Demised Premises, or (ii) install or permit to be installed, any variable frequency drive in any portion of the Demised Premises.  If Tenant gives Landlord notice that Tenant requires additional electrical capacity, Landlord shall, subject to this Article 43 and in particular to Landlord's approval, not to be unreasonably withheld, use commercially reasonable efforts to provide additional capacity at Tenant's sole cost and expense, provided such additional capacity shall be permitted by all Legal Requirements, shall not have an adverse effect upon the Building's electrical system or the availability of adequate electrical capacity for the other occupants thereof, shall not cause permanent damage or injury to the Building or the Demised Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations or repairs or interfere with or disturb other tenants or occupants of the Building.  Tenant agrees to pay all actual third-party costs and expenses incurred by Landlord in connection with such installation within thirty (30) days after demand therefor (including any costs incurred by Landlord in connection with the review and approval of any plans or cooperation in connection therewith).

(5) Landlord may, at any time, elect to discontinue the furnishing of electrical energy to the “office portion” of the Demised Premises provided: (a) Landlord shall give not less than ninety (90) days advance notice of any such discontinuance to Tenant (unless such notice is not reasonably feasible under the circumstances, in which event Landlord will give Tenant such reasonable advance notice as is possible), (b) Landlord agrees to permit Tenant to receive electrical service directly from the Utility Company supplying electrical service to the Building and to permit the existing feeders, risers, wiring and other electrical facilities serving the Demised Premises (or the applicable portion thereof) to be used by Tenant for such purpose to the extent they are available, suitable and safely capable, (c) Landlord agrees, at Landlord’s sole cost and expense, (i) to install any necessary electrical meter equipment and (ii) to perform any necessary rewiring and (d) this Lease shall remain in full force and effect and such discontinuance shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord.  So long as Tenant shall be exercising good faith reasonable efforts to obtain electric service directly from the Utility Company, Landlord shall not discontinue furnishing electricity to the Demised Premises as contemplated by this Section 43(5) (to the extent permitted by applicable Legal Requirements) until Tenant has succeeded in obtaining electric service directly from the Utility Company.

(6) Tenant covenants and agrees that at no time will the connected electrical load in the Demised Premises exceed the capacity of the existing feeders to the Building or the risers or wiring installations therein as allocable to the Demised Premises.

(7) Tenant shall, at its own expense, be responsible to supply and install all lighting tubes, lamps, bulbs, starters and ballasts (including replacements thereof) used in the lighting fixtures in the Demised Premises.

(8) Landlord's failure during the Lease Term to prepare and deliver any statements or bills under this Article 43 or Landlord's failure to make a demand under this Article 43 or any other provisions of this Lease, shall not in any way be deemed to be a waiver of, or cause Landlord to forfeit or surrender its rights to collect any increase in the Fixed Annual Rent, or any amount of Additional Rent which may have become due pursuant to this Article 43 during the term of this Lease. Tenant's liability for any amounts due under this Article 43 shall continue unabated during the remainder of the Lease Term and shall survive the expiration or sooner termination of this Lease.

                    B.     A/C Units.  Tenant shall be permitted to use the air conditioning units currently existing within the Demised Premises (collectively, the “A/C Units”), as more particularly described on the Existing A/C Equipment Survey annexed hereto as Exhibit H and made a part hereof (the “Existing A/C Equipment Survey”). As of the date hereof, one hundred eighty-three (183) tons of cooling capacity exists in the demised premises.  The A/C Units located within the “office portion” of the Demised Premises shall be in working order on the Commencement Date, including, but not limited to, all necessary connections to condenser water sources. Subject to compliance with Article 47 of this Lease and all applicable Legal Requirements, any upgrades or changes to the A/C Units shall be at Tenant’s sole cost and expense. Landlord shall be responsible for the electricity costs incurred by Tenant solely with respect to the A/C Units located within the “office portion” of the Demised Premises during the hours of 8:00A.M. through 6:00P.M. on Business Days and 9:00A.M. through 12:00P.M. on Saturdays, and Tenant shall be responsible for the electricity costs incurred by Tenant with respect to the A/C Units located within the “office portion” of the Demised Premises during all other times and days based on a “time of day” or other similar type of meter. In addition, Tenant shall be solely responsible for all electricity costs incurred with respect to any A/C Units now or hereafter servicing the “retail portion” of the Demised Premises. Landlord shall supply condenser water used in connection with the existing A/C Units located within the “office portion” of the Demised Premises at no additional cost to Tenant. Tenant shall be responsible for maintaining and repairing the A/C Units throughout the entire Demised Premises in good working order, condition and repair throughout the term of this Lease. Tenant covenants and agrees to obtain and maintain, at Tenant’s sole cost and expense, an air-conditioning maintenance contract for the maintenance of the A/C Units with a reputable air-conditioning contractor acceptable to Landlord, at all times during the term of this Lease. Notwithstanding anything to the contrary contained herein, in the event a “Major Component” (as hereinafter defined) of an A/C Unit or an entire A/C Unit located within the “office portion” of the Demised Premises needs to be replaced during the Term (i.e., the same cannot be repaired), and such replacement is not covered by Tenant’s maintenance contract, then, Landlord agrees to perform such replacement as promptly as is reasonably practicable, provided, however, if such replacement is necessary as a result of any negligent act or willful misconduct by Tenant or any of its agents, employees or contractors (which shall include, without limitation, Tenant’s failure to properly maintain the A/C Units or make necessary repairs and/or failure to maintain an air-conditioning maintenance contract for the A/C Units), Tenant shall be responsible, at its sole cost and expense, to replace such Major Component and/or A/C Unit.  As used herein, the term “Major Component” shall mean the compressors or motors.  In no event shall Tenant be entitled to install any window or wall mounted air conditioning units. With respect to any equipment which Tenant shall be permitted to install and operate in the Demised Premises including, without limitation, the A/C Units and/or any Supplemental A/C Units (as hereinafter defined), Tenant shall, at Tenant's expense, obtain and maintain all permits, licenses and other authorizations which are required by all applicable Legal Requirements in order to install, maintain and operate such equipment in the Demised Premises, except that Landlord shall be responsible, at Landlord’s expense, for any permits, licenses and other authorizations which are required by all applicable Legal Requirements to make any replacements of the A/C Units or Major Components thereof. No diminution or abatement of rent or additional rent or other compensation or claim of constructive eviction shall or will be claimed by Tenant as a result of any interruption, suspension or curtailment of the A/C Units, nor shall this lease or any of the obligations of Tenant be affected or reduced by reason of such interruption, suspension or curtailment.  The A/C Units are and shall remain the property of Landlord and, at the expiration or sooner termination of this Lease, shall be surrendered with the Demised Premises to Landlord in good and proper working condition, reasonable wear and tear excepted. Tenant shall not intentionally abuse the A/C Units and shall operate the A/C Units only in accordance with the instructions that may accompany such equipment and the design and performance specifications therefor. Tenant shall reimburse Landlord upon demand for any damage to the A/C Unit caused by any negligent act or willful misconduct by Tenant or any employee, agent, contractor or invitee of Tenant and for any replacement equipment made necessary by Tenant’s breach of the covenant contained in the preceding sentence in this paragraph.  This obligation shall survive the expiration or earlier termination of the term hereof.

44. End of Term.  Article 22 of the Lease is hereby amended to add the following: In the event that Tenant remains in possession of the Demised Premises after the Expiration Date or sooner termination of the term of this Lease, then in addition to any other rights or remedies Landlord may have hereunder or at law, and without in any manner limiting Landlord's right to demonstrate and collect any damages suffered by Landlord and arising from Tenant's failure to surrender the Demised Premises as provided herein, Tenant shall pay to Landlord as liquidated damages for each month or portion of a month during which Tenant holds over in the Demised Premises after the Expiration Date or sooner termination of this Lease, a sum equal to one hundred twenty-five percent (125%) of the aggregate of that portion of the Fixed Annual Rent and Additional Rent which was payable under this Lease during the last month of the term hereof for the first thirty (30) days of such holdover, and, thereafter, one hundred fifty percent (150%) of the aggregate of that portion of the Fixed Annual Rent and Additional Rent which was payable under this Lease during the last month of the term hereof.  Nothing herein contained shall be deemed to permit Tenant to retain possession of the Demised Premises after the Expiration Date or sooner termination of this Lease or to limit in any manner Landlord's right to regain possession of the Demised Premises through summary proceedings, or otherwise, and no acceptance by Landlord of payments from Tenant after the Expiration Date or sooner termination of the term of this Lease shall be deemed to be other than on account of the amount to be paid by Tenant in accordance with the provisions of this Article.  Tenant agrees to indemnify and save Landlord harmless from all costs, claims, losses or liability resulting from delay by Tenant in surrendering the Demised Premises, including, without limitation, any claims made by any succeeding tenant founded on such delay.  The provisions of this Article 44 shall survive the Expiration Date or sooner termination of the Lease.  The preceding shall be deemed to be an "agreement expressly providing otherwise" within the meaning of Section 232-c of the Real Property Law of the State of New York.

45. Use and Occupancy.

                      A.           Tenant covenants and agrees that it shall use and occupy the Demised Premises initially for the Initial Uses (as hereinafter defined) and may thereafter change the use to a Lawful Use (as hereinafter defined), and for no other use or purpose, provided that the following conditions are satisfied and Tenant complies with Section 45.D of this Lease:

(i)           such Lawful Use shall not conflict with any then-existing “exclusive” or restrictive covenant regarding the use of the Building. Landlord warrants that the Initial Uses do not violate any currently existing “exclusive use” provisions set forth in the lease of any current tenant or occupant of the Building;

(ii)           Tenant shall provide Landlord with at least one hundred eighty (180) days’ advance notice advising Landlord of Tenant’s intention to change any of the Initial Uses to a different Lawful Use;

(iii)           Landlord shall not be subject to or be required to make any changes, alterations, upgrades, additions or other improvements to the Demised Premises or any portion of the Building in connection with Tenant’s Initial Uses or any subsequent change of use of the Demised Premises;

(iv)           such Lawful Use shall not cause (or be likely to cause) a default by Landlord under any other lease or other agreement to which it is a party, provided, however, general office use (excluding medical offices) shall be permitted on the 2nd Floor portion of the Demised Premises.  Landlord warrants that the Initial Uses shall not cause a default by Landlord under any other lease or other agreement to which it is a party as of the date of this Lease; and

(v)           such Lawful Use shall not cause (or be likely to cause) the Demised Premises or any portion of the Building to be in violation of any of the covenants, agreements, terms, provisions and conditions of this Lease or which is prohibited by any Legal Requirements.

B.           As used herein, a “Lawful Use” shall mean (i) a legal commercial use expressly permitted by all of the then-current zoning laws applicable to the Building and/or the Demised Premises and which is consistent with a first-class office building with a ground floor retail component located in Midtown Manhattan, without the issuance of any variance, special use permit or otherwise, and (ii) a use that is not a Prohibited Use (as hereinafter defined).

C.           As used herein, a “Prohibited Use” shall mean (i) the conduct of a public auction of any kind; (ii) the issuance and sale of traveler’s checks, foreign drafts, foreign exchange or domestic money order or the receipt of money for transmission; (iii) an employment agency; (iv) offices or agencies of a foreign government or political subdivisions thereof; (v) offices of any public utility company, other than corporate, executive or legal staff offices; (vi) data processing services rendered primarily to others than Tenant and which are not strictly ancillary to Tenant’s business; (vii) health care professionals; (viii) schools, college, university or other training or educational uses, whether for profit or non-profit (other than those which are strictly ancillary to Tenant’s business, such as training of Tenant’s personnel); (ix) clerical support concerns rendering clerical support services primarily to others than Tenant or performing functions other than those which are strictly ancillary to Tenant’s business; (x) travel agency or similar operation; (xi) any manufacturing purpose; (xii) the operation of any coin-operated vending machines or other devices for the sale of goods, wares, merchandise, food and beverages, including, but not limited to, amusement devices and machines, electronic games and machines for the sale of beverages, food, candy, gum, cigarettes or other commodities or edibles other than for use by Tenant’s employees; (xiii) any sex-related obscene, immoral or pornographic uses; (xiv) massage parlors, adult book stores, adult theatres, peep shows, establishments offering topless and/or bottomless entertainment and/or sex-related activities or offices of same; (xv) betting parlors, gambling casinos or gambling-type establishments; (xvi) penny arcades, billiard parlors, video arcades and similar amusement-type establishments; (xvii) cafeteria, luncheonette, coffee shop, diner, pizzeria, delicatessen, sandwich shop, salad bar or any fast food-type or “take away” restaurant, such as, but  not limited to, Burger King, McDonald’s Wendy’s, Taco Bell, Popeye’s, KFC, Dunkin Donuts, Starbucks, Subway, Hale and Hearty, Dig Inn, TCBY, Tasti D-Lite and other similar operations; (xviii)  any restaurant or eatery that sells food for off-site consumption; (xix) a night club, discotheque, country-western establishment or similar operation; (xx) any charitable, religious, union or other not-for profit organization; (xxi) any tax-exempt entity within the meaning of Section 168(u)(4)(A) of the Internal Revenue Code of 1986, as amended, or any successor or substitute statute, or rule or regulation applicable thereto (as same may be amended); (xxii) housing accommodations for lodging or sleeping purposes; or (xxi) any medical (including psychiatric) offices or a provider of medical services of any kind;  or (xxii) a provider of stock brokerage, underwriting or banking services (except as general and executive offices and not as a branch open to the public).

D.           (i)           Notwithstanding anything to the contrary contained herein, Landlord and Tenant agree that Tenant shall initially use the Demised Premises for (X) the specific uses described in “Use Plan A” annexed hereto as Exhibit A-1 and made a part hereof (“Use Plan A”), as such uses are defined under applicable zoning laws and regulations (including, subject to the provisions hereinafter following, any Zoning Determination by the DOB), and (Y) such specific uses shall only be operated within the specific location delineated for such particular use on “Use Plan A”.   Notwithstanding the foregoing, if the New York City Department of Building (the “DOB”) issues a Zoning Determination that (a) does not permit the display of art objects, works of art and artifacts within the entire five thousand four hundred thirty-four (5,434) square foot area labeled “Commercial Art Gallery” on Use Plan A, or (b) permits the display of art objects, works of art and artifacts within the entire five thousand four hundred thirty-four (5,434) square foot area labeled “Commercial Art Gallery” on Use Plan A, however, either: (1) requires that a majority of this area be used for the sale of art objects or other items, or (2) conditions its approval of such use on unduly burdensome design and/or construction requirements that materially and adversely restrict the flow of the space as use for the display of art objects, works of art and artifacts or which materially increase the cost of construction (in any such instances a “Conditional Use”), then Tenant shall have the right, as its sole and exclusive remedy, upon notice to Landlord given within thirty (30) days after the Conditional Use is issued by the DOB, to elect not to lease the area labeled “Take-Back Space” on Use Plan A (the “Take-Back Space Option”), in which event, upon Landlord’s receipt of Tenant’s notice of its exercise thereof: (A) the Demised Premises shall be deemed to exclude the Take Back Space,  (B) the Fixed Annual Rent shall be reduced to reflect the removal of the Take-Back from the Demised Premises and shall be at the rental rate as set forth in Exhibit C-1 annexed hereto and made a part hereof, (C) Tenant’s Percentage and Tenant’s Operating Cost Share shall be reduced to 11.81%, and (D) in lieu of using the Demised Premises for the specific uses described on Use Plan A, Tenant shall initially use the Demised Premises for (a) the specific uses described in “Use Plan B” annexed hereto as Exhibit A-2 and made a part hereof (“Use Plan B”), as such uses are defined under applicable zoning laws and regulations (including as per any Zoning Determination by the DOB), and (b) such specific uses shall only be operated within the specific location delineated for such particular use on “Use Plan B”, provided such uses are approved as a Lawful Use.

(ii)           If (A) the DOB issues a Zoning Determination that permits the display of art objects, works of art and artifacts within the entire five thousand four hundred thirty-four (5,434) square foot area labeled “Commercial Art Gallery” on Use Plan A, and (B) subsequent to such determination by the DOB, such use is legally challenged or appealed by a third-party, and (C) the Board of Standards and Appeals (the “BSA”) issues a final administrative decision that (1) either prohibits the entire five thousand four hundred thirty-four (5,434) square foot area labeled “Commercial Art Gallery” from being used for the display of art objects, works of art and artifacts or imposes Conditional Use restrictions on such use, and (2) denies any application for permission to use such space for the display of art objects, works of art and artifacts without any Conditional Use restrictions, then, provided (a) that such determination is not based on Tenants failure to comply with provisions of the Zoning Determination initially issued by the DOB, and (b) this Lease is in full force and effect and Tenant is not in default under the terms of this Lease beyond the expiration of all applicable notice and cure periods, Tenant shall have the right, as its sole and exclusive remedy, upon notice to Landlord given within thirty (30) days after the issuance of a final administrative decision from the BSA, to elect to “give back” to Landlord the Take-Back Space as of the Take-Back Date (as hereinafter defined). As used herein, the “Take-Back Date” shall mean the date upon which (I) Tenant shall have relinquished possession of the portion of the Demised Premises labeled “Take-Back Space” in broom-clean condition and in the condition required at the end of the term and otherwise in accordance with the terms of this Lease (except Tenant shall have no obligation to remove any Alterations previously made within such area), and (II) Tenant has erected a demising wall separating the “Take-Back Space” from the remainder of the Demised Premises in accordance with the applicable provisions of this Lease.  Landlord shall reimburse Tenant fifty percent (50%) of the cost to erect the demising wall separating the “Take-Back Space” from the remainder of the Demised Premises within thirty (30) days after the Take-Back Date and receipt of an invoice therefor from Tenant. As of the Take-Back Date, (x) the term “Demised Premises” shall exclude the Take-Back Space, (y) the Fixed Annual Rent shall be reduced to reflect the removal of the Take Back Space from the Demised Premises, and shall be at the rental rate as set forth in Exhibit C-1 annexed hereto and made a part hereof for the balance of the Term, and (z) Tenant’s Percentage and Tenant’s Operating Cost Share shall be reduced to 11.81%.  If Tenant does not timely elect to terminate this Lease pursuant to the foregoing provisions, then Tenant shall immediately comply with the decision of the BSA and the Demised Premises shall be used in compliance therewith.

(iii)           Landlord, at its sole cost and expense, shall hire a zoning attorney (the “Zoning Attorney”) to consult with Tenant, Tenant’s architect and Tenant’s expediter to obtain approval of Use Plan A (and, to the extent required, Use Plan B), and to obtain approval of Tenant’s proposed signage, to the extent permitted under this Lease and/or approved by Landlord pursuant to the terms of this Lease.  Tenant shall cooperate with the Zoning Attorney in all respects, including, without limitation, attending meetings, executing applications and other documents, and/or making modifications to Use Plan A as may be reasonably recommended by the Zoning Attorney in order to comply with the applicable zoning ordinances.  If, despite cooperating with the Zoning Attorney and using its best efforts to obtain approval of Use Plan A (without the issuance of a variance or other special permit), Tenant is unable to obtain approval of Use Plan A, Tenant shall continue to cooperate with the Zoning Attorney as aforesaid to obtain approval of Use Plan B.  Provided (i) this Lease is in full force and effect, (ii) Tenant is not in default under the terms of this Lease beyond the expiration of all applicable notice and cure periods, and (iii) Tenant cooperated with the Zoning Attorney and used its best efforts to obtain approval of Use Plan A but due to a Conditional Use condition, Tenant timely exercised the Take-Back Option, Landlord agrees to reimburse Tenant for the actual and reasonable costs charged by Tenant’s architect to amend the architectural plans from Use Plan A to Use Plan B.

(iv)    The term “Initial Uses” as used herein shall mean (X) the specific uses described on Use Plan A or Use Plan B, as such uses are defined or permitted under applicable zoning laws and regulations (including any zoning determination by the DOB), as applicable pursuant to the terms of this Section 45.D, and (Y) such specific uses shall only be operated within the specific location delineated for such particular use on Use Plan A or Use Plan B, as applicable, pursuant to the terms of this Section 45.D.

               E.                      Tenant, as a special inducement to Landlord to enter into this Lease, hereby represents, warrants and covenants that (i) its business will be conducted in a first-class, high-quality and upscale manner (the “Quality Standard”) that will not detract from the character, appearance, or dignity of the Building, (ii) the service provided to patrons of Tenant shall be consistent with the Quality Standard, and (iii) the appearance of the Demised Premises (including without limitation all lighting, fixtures, furnishings, displays, decorations and equipment in the Demised Premises), and of any signs (whether interior or exterior), lettering, announcements, advertisements, price schedules, or any other kinds or forms of inscriptions displayed in connection with the Demised Premises will only be such as are consistent with the Quality Standards (and with regard to any signage at the Building located outside of the Demised Premises or any signage visible from outside the Demised Premises, such signage shall be subject to Article 56 below) and, if in Landlord determines, in its sole but reasonable standard, that the Quality Standard is not being met, Landlord may require Tenant remove the cause for such determination in such manner and within such reasonable time as may be specified by Landlord in a written notice given by it to Tenant for such purpose.  Tenant shall not use the Demised Premises for any purpose which would tend to impair the appearance of or lower the first-class character of the Building, create unreasonable or excessive floor loads, impair or interfere with any of the Building operations or the proper and economic heating, ventilation, air-conditioning, cleaning or other servicing of the Building, constitute a public or private nuisance, or interfere with, annoy or disturb any other tenant of the Building or Landlord.  The parties recognize and agree that the damage to Landlord resulting from any breach of the covenants in this paragraph will be substantial, and that they may be far greater than the Fixed Annual Rent and Additional Rent payable for the balance of the term of this Lease, and will be impossible to accurately measure.  The parties therefore agree that in the event of a breach or threatened breach of the said covenants, in addition to all of Landlord’s other rights and remedies, at law or in equity or otherwise, Landlord shall have the right of injunction relief with respect thereto.

F.                      In furtherance of the foregoing and not in limitation thereof, Tenant hereby covenants and agrees to conduct its business at the Demised Premises in such manner as not to interfere with the conduct of the business of Landlord and/or the other tenants in the Building and shall not allow any odors, fumes, vapors, steam, smoke, or other airborne sensory triggers, or any water, vibrations or noises, music, or other sounds (including without limitation any of the foregoing occasioned by the storage or disposal of refuse) to be emitted from the Demised Premises, from any apparatus, equipment or installation therein, or in connection with any display, function, performance, or other event or business therein, into other portions of the Building, or otherwise to allow, suffer or permit the Demised Premises or any use thereof to constitute a nuisance or to interfere unreasonably with the use and enjoyment of the Building by the other tenants and/or occupants thereof.   Notwithstanding the foregoing, Tenant may play music in the Demised Premises provided that neither the music nor any vibrations from the music be heard or felt outside of the Demised Premises.

G.     Upon notice (which may be given telephonically or in person) by Landlord to Tenant that smoke, odors, fumes, vapors, steam, smoke, other airborne sensory triggers, water, vibrations, noises, music, or other sounds are being emitted from the Demised Premises, from any apparatus, equipment or installation therein, or in connection with any display, function, performance, or other event or business therein, Tenant agrees to mitigate or to cease and discontinue the same immediately and, within five (5) Business Days thereafter, make such changes in the Demised Premises and install therein or remove therefrom such apparatus or equipment as may be required by Landlord for the purpose of remedying any such condition.  If Tenant fails to cause the immediately cessation of any such smoke, odors, fumes, vapors, steam, smoke, other airborne sensory triggers, water, vibrations, noises, music, or other sounds being emitted from the Demised Premises from any apparatus, equipment or installation therein, or in connection with any display, function, performance, or other event or business therein, to be discontinued immediately, and/or, if any such condition is not so remedied within the aforesaid five (5) Business Days, then Landlord may, at its option, either (i) enter upon the Demised Premises and cure such condition in any manner Landlord shall deem necessary in its sole judgment, reasonably applied, and add the actual, out-of-pocket cost and expense incurred by Landlord, together with all damages, including, without limitation, reasonable attorneys’ fees and disbursements, sustained by Landlord to the next installment of Fixed Annual Rent due and Tenant agrees to pay such amount as an item of Additional Rent hereunder; and/or (ii) treat such failure on the part of Tenant to remedy such condition as an immediate Default, without the requirement of any further notice or opportunity to cure. In addition to the foregoing, Tenant hereby further agrees to indemnify and save Landlord free and harmless of and from all fines, claims, demands, actions, proceedings, judgments, losses, damages (including consequential damages, such as, for example purposes only, any rent offsets, abatements or withholdings by other tenant(s) or occupant(s) of the Building), liabilities, obligations, penalties, costs and expenses (including, without limitation, reasonable attorneys’ fees and disbursements) of any kind or nature by anyone whomsoever, arising or growing out of any breach or non-performance by Tenant of the covenants contained in this Section 46.H.

H.     (1)                                Landlord shall initially procure the necessary governmental license, approval or permit to allow Tenant to occupy the Demised Premises and to operate for the Initial Uses, which Tenant acknowledges and agrees (i) may be a temporary place of assembly permit, or a temporary certificate of occupancy or a similar temporary license, approval or permit (the “Temporary Occupancy Permit”), (ii) may pertain to only a portion of the Demised Premises to the extent Tenant requests Landlord perform the Initial Work (as hereinafter defined) in phases, and (iii) may not allow all of the uses contemplated by the Initial Uses if Tenant requests Landlord perform the Initial Work in phases.  Promptly after completion of the Initial Work, Landlord shall use good faith and diligent efforts to obtain a final place of assembly permit, or a final partial certificate of occupancy or equivalent license, approval or permit for the use of the entire Demised Premises for the Initial Uses (the “Final Occupancy Permit”).  Tenant shall at all times comply with the terms and conditions of the Temporary Occupancy Permit and/or the Final Occupancy Permit.

(2)           The cost to obtain the Temporary Occupancy Permit and the Final Occupancy Permit shall be at Tenant’s sole cost and expense (subject to the provisions of Sections 46.D(5) and 46.D(6) below), and except as set forth in Article 73 of this Lease, Landlord shall have no obligation to make any changes, upgrades, additions or other improvements to the Demised Premises and/or the Building in connection with the procurement of the Temporary Occupancy Permit and/or the Final Occupancy Permit.

(3)           Tenant acknowledges that Landlord has made no representation as to the propriety of any use permitted or prohibited under existing or future zoning or other laws and/or regulations applicable to the Demised Premises or the Building, and this Lease shall continue in full force and effect notwithstanding Landlord’s failure or inability to obtain any required Temporary Occupancy Permit and/or Final Occupancy Permit and/or Tenant’s failure or inability to obtain any required Temporary Occupancy Permit and/or Final Occupancy Permit upon any change of use of the Premises to a Lawful Use.  Notwithstanding the foregoing, if (1) Landlord is unable to obtain a Temporary Occupancy Permit or the Permanent Occupancy Permit by the Initial Work Completion Date (as hereinafter defined), and (2) Tenant is unable to operate in the Demised Premises solely as a result thereof and (3) such inability is not due to (x) any act or omission of Tenant (or its agents, contractors or employees), or (y) any Tenant Fire Stair Work (as hereinafter defined),  or (z) any Tenant Delay, then the Fixed Annual Rent shall abate on a day-for-day basis from and after Initial Work Completion Date until the date that a Temporary Occupancy Permit or the Permanent Occupancy Permit is obtained for the Demised Premises.

(4)           Nothing in this Section 45.D shall be deemed to require Landlord to obtain any liquor license or other license, permit or approval permitting Tenant to serve and/or allow the consumption of alcoholic beverages in the Demised Premises.

I.      Without limiting any other provision of this Lease, if the business conducted at the Demised Premises is subject to the jurisdiction of the Health Department of the City of New York or any other federal, state or local health or similar authority, Tenant shall at all times comply with all laws, ordinances, orders, rules, requirements or regulations applicable thereto and Tenant shall permit Landlord or Landlord’s representative to inspect the Demised Premises, at Tenant’s sole cost and expense, from time to time, for the purpose of determining whether the operation of the Demised Premises is in violation of any laws, ordinances, orders, rules, requirements or regulations of any such authority.  Tenant shall, at Tenant’s sole cost and expense, correct all such violations and shall permit Landlord or Landlord’s representatives to inspect the Demised Premises as Landlord may reasonably deem appropriate, at Tenant’s sole cost and expense, to determine that Tenant has corrected such violations.  Landlord agrees that in the performance of any such inspection it will utilize commercially reasonable efforts to minimize interference with the operation of Tenant’s business in the Demised Premises.  Landlord shall be under no obligation to conduct any such inspections and in no event shall Landlord incur any liability to Tenant or any other party, nor shall the obligations of Landlord hereunder be diminished or otherwise affected, as a result of any inspections which Landlord may conduct pursuant to the provisions of this Section.  The agreement of Tenant to the foregoing is a material inducement to Landlord in Landlord’s entering into this Lease.

J.      Throughout the term of this Lease (including, without limitation, during the performance of any Tenant Alterations, Tenant shall not undertake or permit any Environmental Activity (as defined below) to be undertaken in the Demised Premises or the Building by Tenant’s employees, agents, contractors, invitees or guests other than in compliance with all applicable Legal Requirements and in such a manner as shall avoid any liability on the part of Landlord.  Tenant shall keep the Demised Premises and the Building free from any lien imposed pursuant to any legal requirement in respect of such Environmental Activity.  Tenant shall take all necessary steps to ensure that any Environmental Activity undertaken or permitted at the Demised Premises is undertaken in a manner as to provide prudent safeguards against potential risks to human health or the environment.  Tenant shall notify Landlord within twenty four (24) hours after notice to Tenant of the release of any Hazardous Materials (as hereinafter defined) from or at the Demised Premises which could form the basis of any claim, demand or action by any party.  Landlord shall have the right from time to time at reasonable times and upon reasonable notice to Tenant to conduct an environmental audit of the Demised Premises and Tenant shall cooperate in the conduct of such environmental audit. Landlord agrees that in the performance of any such inspection in the Demised Premises, Landlord will utilize commercially reasonable efforts to minimize interfere with the operation of Tenant’s business, and Landlord will, at its sole cost and expense, repair any damage caused by Landlord during the performance of such inspection so that following the completion of such inspection the damaged area will be in as nearly the same condition as it was in prior to such inspection, to the extent practicable using readily available means and materials.  If Tenant shall breach the covenants provided in this Section, then, in addition to any other rights and remedies which may be available to Landlord under this Lease or otherwise at law, Landlord may, following five (5) days written notice to Tenant (except in the case of an emergency), require Tenant to take all actions, or to reimburse Landlord for the actual, out-of-pocket costs of any and all actions taken by Landlord, as are necessary or reasonably appropriate to cure such breach.  For purposes of this Section, “Environmental Activity” means any use, storage, installation, existence, release, threatened release, discharge, generation, abatement, removal, disposal, handling or transportation from, under, into or on the Demised Premises of (i) any “hazardous substance” as defined in § 101(14) of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601(14), as amended; (ii) any “hazardous waste” as defined in § 27 1301(1) of the New York Environmental Conservation Law;  (iii) petroleum, crude oil or any fraction thereof, natural gas or synthetic gas used for fuel; and (iv) any additional substances or materials which at such time are classified or considered to be hazardous or toxic under the laws of the State of New York or any other Legal Requirements (the materials described in clauses (i) through (iv) above are collectively referred to herein as “Hazardous Materials”).  Landlord represents to Tenant, that to the best of its actual knowledge as of the Effective Date, (i) there are no pending actions or proceedings in which any governmental authority has alleged the violation of any environmental laws applicable to the Demised Premises, the Building or the Land, and (ii) Landlord has not received any written notice from any governmental authority stating that it has been determined that a violation of an environmental law applicable to the Demised Premises, the Building or the Land exists which has not been remedied. The obligations of Tenant under this Section 45.H shall survive the expiration or sooner termination of this Lease.

               K.     Tenant further covenants and agrees that it will, at Tenant’s own cost and expense, throughout the term of this Lease:

(i) keep all plumbing in the Demised Premises and sanitary systems and installations exclusively serving the Demised Premises in a good state of repair and operating condition to the points they connect with the main vertical risers and stacks of the Building;

(ii) keep the fixtures, furnishings, displays, decorations and equipment in the Demised Premises in good order and repair so as to preserve the good appearance of the Demised Premises in keeping with the Quality Standard;

(iii) not use, play or operate or permit to be used, played or operated any sound making or sound reproducing device in the Demised Premises, except in such manner and under such conditions so that no sound shall be heard outside of the Demised Premises and/or vibrations felt in other portions of the Building, and Tenant covenants and agrees that Tenant, at Tenant’s expense, will observe, comply with and adopt such means and precautions as Landlord may from time to time reasonably request in such regard, including, without limitation, installing soundproofing barriers, insulation, panels and/or other similar equipment;

(iv) wash and keep clean the interior of the windows of the Demised Premises fronting Fifth Avenue and shall not block or cover any portion of such windows except as may be permitted by the relevant provisions of this Lease;

(v) at all time during the operation of Tenant’s business, keep the same adequately staffed, as reasonably determined in Tenant’s business judgment;

(vi) not permit Tenant’s employees or patrons, invitees or customers of Tenant to congregate or to loiter in the Building’s lobby, or other public areas of or adjacent to the Building;

(vii) not permit Tenant’s employees or patrons, invitees or customers to form a line, congregate or loiter outside the Demised Premises, or on any sidewalks abutting the Building, except in the manner expressly permitted by the terms of this Lease;

(viii) keep the Demised Premises free from rats, mice, insects and other vermin and will employ and keep employed, at Tenant’s sole cost and expense, a competent rodent, insect or vermin exterminating company, as reasonably necessary.  Tenant shall furnish a copy of said contract(s) to Landlord, from time to time, within ten (10) days, after demand.  If Tenant shall fail to observe and perform its obligations pursuant to this subsection and/or if Landlord shall otherwise determine, in the exercise of its sole discretion, exercised reasonably, that Tenant and/or its contractor is not adequately controlling insects or vermin within the Demised Premises, Landlord may, but shall be under no obligation to, upon five (5) business days’ written notice to Tenant (during which time Tenant may cause its contractor to remedy an such infestation), cause an exterminating company of its choice to perform all such services in the Demised Premises and/or any affected areas of the Building in a manner satisfactory to Landlord and the actual, out-of-pocket cost incurred by Landlord therefore, shall be paid by Tenant promptly demand, as an item of Additional Rent hereunder;

(ix) not use or permit the use of the Demised Premises or any portion thereof or interest therein for any purpose that would or may cause the Demised Premises to be subject to governmental forfeiture.  In the event of Tenant’s breach or threatened breach of the foregoing covenant, in addition to all of the rights and remedies provided for in this Lease, Landlord shall have the right to seek an injunction prohibiting Tenant from such use;

(x) keep, in Landlord’s reasonable judgment, displays and signs, if any, well lighted during the hours that Tenant is open for business; and at all times in a condition consistent with the Quality Standard and any Legal Requirements;

(xi) keep and maintain, in Landlord’s reasonable judgment, the Demised Premises and Tenant’s personal property and the exterior and interior portions of all doors in a neat, clean, sanitary and safe condition;

(xii) store or stock in the Demised Premises only such goods, wares and merchandise as Tenant intends to use in connection with its business operations at the Demised Premises;

(xiii) pay before delinquency any and all taxes, custom and import duties, assessments and public charges levied, assessed or imposed upon Tenant, Tenant’s business, Tenant’s real property or upon Tenant’s personal property, wherever located;

(xiv) dispose of garbage and rubbish in accordance with Section 69 below;

(xv) not suffer or permit the delivery, removal or pickup of merchandise, garbage, inventory, goods, machinery, or fixtures, through any of the Building lobbies at any time, and cause all deliveries to be made through in the freight lobby, which is located on the 38th street side of the Building and the freight elevator located therein (the “Delivery Path”) at such times as Landlord shall reasonably direct in writing and otherwise in accordance with such rules and regulations of Landlord governing such deliveries and in such a way as not to impede pedestrian traffic or ingress to or egress from the Demised Premises or the Building.  Tenant shall have the right to access and use the Delivery Path in accordance with this Section 46(K)(xv) provided that: (a) Tenant shall pay Landlord’s standard fees for after-hours usage of the freight elevator (it being understood and agreed that the current Building hours for the freight elevator are set forth in the Rules and Regulations, provided that the same are subject to change from time to time in Landlord’s sole discretion on a Building-wide basis), and (b) Tenant acknowledges and agrees that Tenant’s use of the freight elevator located on the 38th street side of the Building and the Delivery Path is non-exclusive and that Landlord shall not be liable to Tenant for any delay or interruption in Tenant’s business arising out of use of the freight elevator and/or Delivery Path by Landlord or other tenants or occupants of the Building, or their agents, employees, contractors, or invitees.

(xvi) not use or permit to be used the lobby, sidewalks or other spaces in or adjacent to the Building for any displays, sales or similar undertaking or storage;

(xvii) not distribute or permit to be distributed handbills or other advertising materials to persons in the Building (outside of the Demised Premises); and

(xviii) not use, or permit the use of, the Demised Premises in a manner that violates any exclusive use agreement between Landlord and any currently existing tenant in the Building (which information Landlord shall provide to Tenant upon request), provided, however, Landlord warrants that the Initial Uses do no violate any exclusive use agreement between Landlord and any existing tenant in the Building.

L.        (i)  Unless and until Tenant has procured, at its sole cost and expense, any and all licenses, permits, and sign-offs required under this Lease or by applicable Legal Requirements to serve and/or allow the consumption of alcoholic beverages in the Demised Premises, and continuing for so long as Tenant maintains the same in strict compliance thereof, Tenant may serve wine, beer, and/or liquor in the portion of the Demised Premises labeled “Eating and Drinking Establishment” on Use Plan A (or Use Plan B, if applicable). Tenant shall not be permitted to serve or allow the consumption of alcoholic beverages within the portion of the Demised Premises labeled “Eating and Drinking Establishment” on Use Plan A (or Use Plan B, if applicable) until such time as (a) Tenant has procured and is maintaining any and all licenses, permits, and sign-offs in connection therewith required under this Lease or by applicable Legal Requirements, (b) Tenant has delivered to Landlord (and shall in the future deliver to Landlord upon Landlord’s request from time to time) evidence of compliance with the foregoing clause (a) above, and (c) Tenant is otherwise in compliance with this Section 45.L.  Tenant shall not do, fail to do, or permit to be done in the Demised Premises anything as a result of which any liquor license, permit, or sign-off may expire or be forfeited, suspended, or imperiled during any period of time that Tenant is offering alcoholic beverages for sale in the portion of the Demised Premises labeled “Eating and Drinking Establishment” on Use Plan A (or Use Plan B, if applicable Demised Premises).

                                (ii)  Tenant shall store, sell, serve and allow the consumption of alcoholic beverages in strict accordance with this Section 45.L and in a lawful, proper and orderly manner.  Tenant shall hire and train appropriate personnel to carry out the foregoing tasks, and to supervise the consumption of alcoholic beverages in the Demised Premises, and shall hire and train such staff as may be necessary from time to time to supervise the conduct of all such personnel in order to establish and preserve the good character of the Building and the Demised Premises with the licensing authorities and the public, in accordance with this Lease and applicable Legal Requirements. Tenant shall not, and shall cause its employees not to, serve alcoholic beverages to anyone who is under the age required by law, and Tenant shall put in place appropriate policies and procedures to effectuate the foregoing requirement.  Tenant is strictly prohibited from using, and shall not use, any portion of the Demised Premises for the sale of alcohol to the general public for consumption outside the Demised Premises.  In the event that Tenant breaches its obligations under the two foregoing sentences, after notice from Landlord and a period of two (2) days from such notice to cure such breach, Landlord shall have the right terminate Tenant’s right to serve alcoholic beverages within the Demised Premises and/or to put in place policies and/or procedures as may be reasonably necessary in Landlord’s sole judgment, exercised reasonably, to prevent alcoholic beverages from being served to anyone who is under the age required by law or from being sold for consumption outside the Demised Premises, as applicable, and to be reimbursed by Tenant for the actual, out-of-pocket cost thereof within thirty (30) days after written demand therefor, in addition to all other remedies under this Lease, at law, or in equity.

                                            (iii)          Tenant shall obtain and maintain at all times during the term of this Lease, liquor law liability insurance, in an amount no less than required by law or as is customarily carried by other operations similar to Tenant in Midtown Manhattan.

                                           (iv)           In performing its obligations under this Section 45.L, Tenant shall comply with, and shall be subject to, all applicable provisions of this Lease and applicable Legal Requirements.

                                           (v)           In the event that (i) Tenant does not procure all required licenses, permits, and/or sign-offs to serve and/or allow the consumption of alcohol in the Demised Premises, or (ii) any licenses, permits or sign-offs held by Tenant to serve and/or allow the consumption of alcohol in the Demised Premises are revoked by the applicable government authority, in either case after notice from Landlord and a period of five (5) days from such notice for Tenant to cure the same, then Landlord shall have the right to obtain or procure the reinstatement of any and all such licenses, permits, and/or sign-offs and to be reimbursed by Tenant for the actual, out-of-pocket cost thereof within thirty (30) days after written demand therefor, or may terminate Tenant’s right to serve alcoholic beverages within the Demised Premises, all in addition to all other remedies under this Lease, at law, or in equity.  Tenant shall indemnify, defend, and hold harmless Landlord and the other Landlord Indemnified Parties for any claims or damages incurred by such parties arising from a violation of any required license, permit or sign-off to serve and/or allow the consumption of alcohol in the Demised Premises.

                                           (vi)           Tenant represents that as of the date hereof, (a) all of its officers, directors, members, principals, partners and stockholders are responsible persons to receive a liquor license and none of them have been convicted of or are under investigation for any crime in any jurisdiction which would statutorily prohibit any of them from becoming a responsible person to receive a liquor license; (b) none of Tenant’s officers, directors, members, principals, partners or stockholders have ever been convicted of a violation of the Alcoholic Beverage Control Laws of the State of New York or any similar law of any jurisdiction; (c) no license or application made by Tenant or any of its officers, directors, members, principals, partners or stockholders has ever been denied, or once granted has ever been suspended, cancelled, revoked or otherwise involuntarily terminated; and (d) Tenant knows of no reason why any officer, director, member, principal, partner or stockholder of Tenant would be ineligible to hold a liquor license, it being understood that Landlord shall not be responsible for obtaining such license.  In the event any of the foregoing representations shall become untrue at any time during the term of this Lease, Tenant shall give prompt written notice to Landlord.

           (vii)   Landlord agrees that the procurement and maintenance of all required licenses, permits and/or sign-offs required to serve and/or allow the consumption of alcohol within the portion of the Demised Premises labeled “Eating and Drinking Establishment” on Use Plan A (or Use Plan B, if applicable Demised Premises), may be satisfied by a licensee of  and/or a licensed caterer provided that (i) such licensee or licensed caterer satisfies, and strictly complies with, each of the provisions of this Article 45. L and proof of same is delivered to Landlord (including, without limitation, obtaining the necessary licenses, permits and/or sign-off and maintaining the requisite insurance required hereunder), and (ii) Tenant shall indemnify, defend and hold Landlord Indemnitees (as hereinafter defined) against and from any and all claims against the Landlord Indemnitees directly or indirectly of whatever nature arising wholly or in part from such licensee and/or licensed caterer from serving alcohol within the Demised Premises and/or otherwise violating or non-compliance with the provisions of this Section 45.L.  This indemnity and hold harmless agreement shall include indemnity from and against any and all liability, fines, suits, demands, costs, damages and expenses of any kind or nature (including without limitation reasonable attorney's and other professional fees and disbursements) incurred in or in connection with any such claims (including any settlement thereof) or proceeding brought thereon, and the defense thereof.

M.    Immediately following Substantial Completion of the Initial Work (as defined in Article 46 below), Tenant shall, at Tenant’s sole cost and expense, commence and thereafter diligently pursue to completion the installation in and equipping of the Demised Premises with personal property, trade fixtures and exhibitions necessary or proper for the operation of the Initial Uses and perform all other work in the Demised Premises necessary or proper to prepare the Demised Premises for the conduct and operation of the Initial Uses (the “Tenant Fixturing”). All Tenant Fixturing shall be performed in good and workmanlike manner and in accordance with all Legal Requirements and in accordance with the terms of this Lease. Tenant shall obtain all permits and other governmental permits and approvals necessary for the Tenant Fixturing, at its sole cost and expense (subject to Sections 46.D(5) and 46.D(6) below). Tenant shall commence operating for the Initial Uses in all or substantially all of the Demised Premises within one hundred eighty (180) days after Substantial Completion of the Initial Work (the “Required Opening Date”).  If Tenant shall fail to open for business for the Initial Uses in all or substantially all of the Demised Premises by the Required Opening Date, Landlord shall have the right, in addition to any other rights or remedies available to Landlord pursuant to this Lease or at law and/or in equity, at any time thereafter but prior to Tenant opening for business to the public for the Initial Uses in all or substantially all of the Demised Premises, to terminate this Lease upon notice to Landlord (the “Termination Notice”), in which event, this Lease shall terminate on the date set forth in the Termination Notice and Tenant’s obligations under the Lease shall thereafter cease to accrue, subject to any provisions expressly stated to survive the expiration or earlier termination of the Lease and subject further to Tenant paying Landlord, not later than thirty (30) days after receipt of the Termination Notice, (i) the amount of Landlord’s Contribution and/or Construction Allowance paid to by Landlord to Tenant (or on behalf of Tenant in connection with the performance of the Initial Work) through the date thereof, and (ii) any brokerage commission paid by Landlord in connection with this Lease, which payment obligation shall survive the termination of this Lease.

N.     If Tenant, after initially opening for business in all or substantially all of the Demised Premises for the Initial Uses Tenant desires to cease operating in all or substantially all of the Demised Premises for the Initial Uses or a subsequent Lawful Use, Tenant shall: (A) notify Landlord of its intent to cease operations in the Demised Premises at least one hundred eighty (180) days prior to Tenant ceasing operations in all or substantially all of the Demised Premises (which notice shall specify the date Tenant intends to cease operating and the portion of the Demised Premises affected thereby); (B) remain fully responsible for the performance of all of its obligations under this Lease, including, without limitation, the payment of Fixed Rent and all additional rent; and (C) cause the Demised Premises to have a continuous appearance of being open and in operation including, without limitation, Tenant maintaining the storefront and windows of the Demised Premises in a professional, attractive, clean and well-lit manner with appropriate window displays and/or or signage approved by Landlord, subject to the satisfaction of Landlord in all material respects.  In addition, Tenant shall (i) regularly inspect and maintain the Demised Premises and the improvements thereon and appurtenances thereto in good condition and repair; and (ii) properly secure the Demised Premises. Landlord shall have the right, at any time after Tenant ceases operations in the all or substantially all of the Demised Premises, to terminate the Lease upon notice to Tenant, in which event, the Lease shall terminate on the date specified in Landlord’s termination notice, and upon such termination date, Tenant’s obligations under the Lease shall end, subject to any provisions expressly stated to survive the expiration or earlier termination of the Lease.

O.    If Tenant is open for business in all or any portion of the Demised Premises after Business Hours, Tenant shall be obligated to pay, as additional rent, all costs incurred by Landlord in connection with such after-hour operations that relate to having: (a) an FSD/EAP on-site, as required by Legal Requirements, and (b) security personnel for 38th Street lobby of the Building (which may include union employees and may be at overtime rates), as may be necessary for the safety of the Building and/or as may be required by Legal Requirements. Tenant shall pay Landlord all such costs, as additional rent, within twenty (20) days after receiving an invoice therefor.  Landlord shall provide, and Tenant shall pay for as aforesaid, an FSD/EAP for the Building and security personnel for the 38th Street lobby of the Building during the hours of 6:00p.m. through midnight on Business Days and during the hours of 9:00a.m. through 9:00p.m. Saturday, Sunday and on other non-Business Days (the “Extended Hours”) unless Tenant, on no less than forty-eight (48) hours prior notice to Landlord, notifies Landlord that it will not be open for business in any portion of the Demised Premises during all or a portion of the Extended Hours. If Tenant shall be open for business in all or any portion of the Demised Premises in excess of the Extended Hours, Tenant shall notify Landlord of such additional hours it will be open for business in all or portion of the Demised Premises no less than forty-eight (48) hours in advance so that Landlord can arrange for an FSD/EAP to be on-site during such additional hours, and, to the extent Tenant intends to use the 38th Street lobby of the Building during such additional hours, for security personnel to be on-site for the 38th Street side of the Building.

P.     At all times that the Demised Premises is open for business, Tenant, at its sole cost and expense, shall have personnel at the 5th Avenue entrance of the Demised Premises which personnel shall be properly attired and responsible for ensuring that patrons do not attempt to access areas of the Building other than the Demised Premises.  Such personnel shall at all times reasonably cooperate with any security procedures employed by Landlord in the Building (including without limitation cooperation with the security guards employed in the Building).

Q.    Tenant acknowledges that Landlord shall suffer irreparable harm by reason of a breach of any of the provisions of this Article 46 and, accordingly, Landlord, in addition to any other remedy that Landlord shall have under this Lease or permitted by law, shall be entitled to enjoin the action, activity or inaction that constitutes, or may constitute, a breach by Tenant hereunder.

               R.   Tenant acknowledges and agrees that the security of the Building, other tenants of the Building and other premises in the Building are of utmost importance to Landlord and that the covenant by Tenant to restrict its employees and its patrons, invitees and customers from: (i) accessing, or attempting to access, areas of the Building other than the Demised Premises (except as otherwise expressly permitted by the terms of this Lease), and (ii) loitering or congregating in the Building’s lobby or other public areas of or adjacent to the Building, and that such covenant is a material inducement to Landlord in Landlord’s entering into this Lease.  Notwithstanding the foregoing, Tenant may permit patrons to queue on the sidewalk located on the 37th Street side of the Building or the 38th Street side of the Building (but in no event on the 5th Avenue side of the Building), provided that (i) such queue is limited to those periods of unusually high demand for Tenant’s business (and shall not occur on be a repeated basis); (ii) Tenant shall take all necessary measures to maintain the queue in an orderly fashion and to keep the line moving into the Demised Premises on an expeditious manner, (iii) Tenant causes personnel to monitor and manage the queue to ensure that the patrons on the line do not block access to other portions of the Building and/or to interfere with access to or from any premises located adjacent to the Building or on 37th Street; and (iv) the insurance policies required hereunder shall extend to Tenant’s use of the sidewalk and its activities thereon.  If Tenant fails to immediately comply with the provisions of this Section 45.R upon notice from Landlord (which may be given telephonically or in person), Landlord may, at its option, either (i) cure such condition in any manner Landlord shall deem necessary in its sole judgment, reasonably applied, and Tenant shall pay, as Additional Rent upon demand, the actual, out-of-pocket cost and expense incurred by Landlord as a result thereof; and/or (ii) revoke Tenant’s right to use the sidewalk on the 37th Street side of the Building and/or 38th Street side of the Building for the remainder of the Term.  In addition to the foregoing, Tenant hereby further agrees to indemnify and save Landlord free and harmless of and from all fines, claims, demands, actions, proceedings, judgments, losses, damages (including consequential damages, such as, for example purposes only, any rent offsets, abatements or withholdings by other tenant(s) or occupant(s) of the Building), liabilities, obligations, penalties, costs and expenses (including, without limitation, reasonable attorneys’ fees and disbursements) of any kind or nature by anyone whomsoever, arising or growing out of any breach or non-performance by Tenant of the covenants contained in this Section 45.R.

S.   Tenant further covenants and agrees, that if any portion of the Demised Premises is used for the preparation of food, Tenant shall, at its own sole cost and expense, to install, and to keep and maintain in good order, condition and repair, all ventilating equipment and flues within the Demised Premises or utilized exclusively by Tenant (including without limitation kitchen exhaust hoods and exhaust fans for the kitchen and restrooms), and all fire safety equipment required by Legal Requirements (including without limitation an Ansul Fire Prevention System (“Ansul System”) and appropriate grease traps in its sewer and waste lines), all in accordance with Legal Requirements and rules and regulations prescribed by Landlord.  In addition, Tenant shall comply with all restaurant/cooking requirements of the New York Fire Rating Organization and written requirements of insurance carriers providing insurance to the Demised Premises and/or the Building, and/or any other governmental authority having jurisdiction.  All such ventilating equipment and flues shall at all times be of adequate size and power to eliminate and remove all smoke, odors and fumes from the Demised Premises, and such Ansul System shall be sufficient to satisfy all applicable Legal Requirements.

T.     Notwithstanding any provision to the contrary contained herein, if any portion of the Demised Premises is used for the preparation of food, in order to eliminate problems relating to sewer back-ups and health hazards, Tenant shall install grease traps in the Premises. Tenant shall not permit fats, oils, grease or other greasy substances to be discharged into the waste lines of the building in which the Premises is located and shall take all steps necessary to prevent such discharges from occurring. The type and manner of installation of all such grease traps shall be subject to Landlord's prior written approval.  Tenant shall establish a bi-monthly cleaning program in regard to the grease traps, and Tenant shall use "Cloroben PT" or a similar type of chemical in all drain lines from the Premises, in accordance with the manufacturer's recommendations to help to dissolve any grease build-up.  Tenant shall institute a regular, periodic extermination program for the Premises.  Prior to opening for business in the Premises, Tenant shall provide to Landlord copies of its cleaning service contract for the grease traps and its extermination service contract for the Premises in accordance with this Subsection.  Tenant shall keep a log of all cleaning and service of the grease traps and of all disposal and/or pumping by its authorized cleaning service contractor.

46. Condition of Premises; Landlord’s Work; Façade Work; Initial Work; Landlord Contribution; Construction Allowance .

A.           As-Is Condition.  Tenant acknowledges and represents to Landlord that it has thoroughly inspected the Demised Premises and that it is thoroughly acquainted with its condition and state of repair thereof, and Tenant agrees to accept the Demised Premises in its "as is" condition on the Commencement Date of this Lease, subject to Substantial Completion (as hereinafter defined) of (1) Landlord’s Work (as hereinafter defined) as of the Commencement Date, (2) the Façade Work (as hereinafter defined) no later than the Façade Work Outside Date (as hereinafter defined), and (3) the Initial Work (as hereinafter defined) by the Initial Work Outside Date (as hereinafter defined); it being expressly understood and agreed that except for the Landlord’s Work, the Façade Work and the Initial Work, Landlord shall not be required to perform any demolition, construction, improvement, alteration or work at the Demised Premises to prepare the same for Tenant’s occupancy thereof.

B.           Landlord’s Work.  Landlord, at Landlord’s expense, shall perform the work described on Exhibit B-1 annexed hereto and made a part hereof (the “Landlord’s Work”) using materials of a design, manufacture, quantity and quality adopted by Landlord as standard for the Building and shall Substantially Complete such work on or before the Commencement Date.  Landlord shall commence the performance of Landlord’s Work promptly following the mutual execution and delivery of this Lease by Landlord and Tenant and shall use commercially reasonable efforts to complete Landlord’s Work within sixteen (16) calendar weeks thereafter, subject to delays beyond Landlord’s reasonable control and/or Tenant Delays (the “Anticipated Commencement Date”). Notwithstanding the Anticipated Commencement Date, but subject to Paragraph 24 of the preprinted portion of this Lease, if for any reason whatsoever, Landlord shall be unable to deliver possession of the Demised Premises to Tenant on said date in the manner required hereunder, then notwithstanding anything to the contrary herein contained, Landlord shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Tenant hereunder or extend the Term hereof; provided, however, in such a case, Tenant shall not be obligated to pay Fixed Rent or Additional Rent under this Lease until possession of the Premises is tendered to Tenant in the manner required under the terms of this Lease, and Tenant shall not have any claim against Landlord, and Landlord shall have no liability to Tenant, by reason of any such postponement. The provisions of this paragraph constitute “an express agreement to the contrary” within the meaning of Section 223-a of the Real Property Law, and Tenant hereby waives any rights to rescind this Lease which Tenant otherwise might have pursuant to any law now or hereafter in force due to the failure or delay of Landlord to deliver possession of the Demised Premises to Tenant.

C.           Façade Work.  Landlord, at Landlord’s expense, shall perform the work to façade of the Building located on the 37th Street and 38th Street side of the Building, as more particularly described on Exhibit B-2 (the “Façade Work”) annexed hereto and made a part hereof.  In no event shall the Façade Work include any work to the 5th Avenue side of the Building. Landlord shall commence the performance of the Façade Work promptly following the mutual execution and delivery of this Lease by Landlord and Tenant, and shall use commercially reasonable efforts to complete Façade Work within twenty-six (26) weeks thereafter, subject to delays beyond Landlord’s reasonable control and/or Tenant Delays (the “Anticipated Façade Work Completion Date”).  If the Façade Work is not Substantially Completed by the Anticipated Façade Work Completion Date, and such failure to Substantially Complete the Façade Work is not attributable to any cause(s) beyond Landlord’s reasonable control and/or due to any Tenant Delay, Landlord shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Tenant hereunder or extend the Term hereof; provided, however, in such a case, Tenant shall be entitled to a per diem rent credit of the Fixed Annual Rent first due under this Lease commencing on the first (1st) day following the Anticipated Façade Work Completion Date and continuing until the date that the Façade Work is Substantially Completed in accordance with the terms of this Lease, which credit shall be in addition to the rent abatement provided to Tenant pursuant to Section 52.D of this Lease.  Notwithstanding anything to the contrary contained in this Lease, in no event shall the commencement or completion of the Façade Work be a condition precedent to the occurrence of the Commencement Date nor shall the performance of the Façade Work after the Commencement Date occurs constitute an eviction of Tenant in whole or in part, constructive or actual.

D.           Initial Work.  Landlord, at Tenant’s sole cost and expense, except as hereinafter set forth, shall perform the work necessary to prepare the Demised Premises for Tenant’s initial occupancy, which work shall be as described in the Final Plans (as hereinafter defined) and constructed in accordance with the Construction Plans (as hereinafter set forth) (the “Initial Work”). Unless specifically stated in the Final Plans and Construction Plans, Landlord shall use building standard materials in the performance of the Initial Work.

(1)           Proposed Plans.  Within sixty (60) calendar days after mutual execution and delivery of this Lease by Landlord and Tenant, Tenant shall cause a New York licensed architect, engineer and/or other design professional (collectively, “Tenant’s Architect”) to prepare and deliver to Landlord for review and approval fully complete, signed and sealed design plans for the Initial Work, which shall include drawings and other plans, specifications and documents to fix and describe the size, character and conditions of the Initial Work (and each aspect and component thereof) as to architectural, structural, mechanical, electrical, plumbing systems, means of ingress/egress, fire alarm systems, materials and such other elements as may be appropriate and sufficient for purposes of soliciting bids from general contractors (and competitive bids from subcontractors thereunder) (the “Proposed Plans”). The Proposed Plans may be submitted in phase or stages and if Tenant desires the Initial Work to be performed in phases or stages, then the Proposed Plans submitted to Landlord shall be specific as to such phases or stages and otherwise be in accordance with the requirements set forth herein.  The Proposed Plans shall be submitted and approved by Landlord as hereinafter set forth.  The Landlord-approved Proposed Plans shall be deemed the “Final Plans”. After approval (or deemed approval) of the Final Plans by Landlord, no further changes to the Final Plans shall be made without the prior written approval of Landlord (which approval shall not be unreasonably withheld, delayed or conditioned).  The time period to review and approve or deny any changes to the Final Plans after Landlord’s initial approval thereof, the time to revise the Final Plans and/or any actual delay in completing the Initial Work due to such change, shall be deemed a Tenant Delay.

(2)           Construction Plans.  Within thirty (30) calendar days after Landlord’s approval of the Final Plans, Tenant shall cause Tenant’s Architect to prepare final construction documents for the Initial Work, which shall be self-certified for filing by Tenant’s Architect and engineer, which shall be consistent with the Final Plans, which construction documents shall consist of drawings, plans and specifications setting forth in detail the requirements for the construction of the Initial Work and which shall be sufficient for purposes of soliciting bids from general contractors (and competitive bids from subcontractors thereunder) (collectively, the “Construction Plans”). The Construction Plans shall be used by Landlord to solicit the Bids (as hereinafter set forth). After receipt of the Construction Plans by Landlord, no changes to the Construction Plans shall be made without the prior written approval of Landlord, which approval shall not be unreasonably withheld, delayed or conditioned. The time period to review and approve or deny any changes to the Construction Plans after Landlord’s initial approval thereof, the time to revise the Construction Plans and/or any actual delay in completing the Initial Work due to such change, shall be deemed a Tenant Delay.

(3)           Bid Process.  Within thirty-five (35) calendar days after Landlord’s receipt of the Construction Plans, Landlord shall submit the Construction Plans to at least two (2) reputable general contractors of Landlord’s choosing and one (1) reputable general contractor of Tenant’s choosing (provided Tenant provides Landlord with the name of a reputable general contractor prior to Landlord receiving the Construction Plans) and shall obtain binding bids (the “Bids”) for the Initial Work.  Each of the Bids shall contain: (1) the cost to complete the Initial Work in accordance with the Construction Plans, (2) the period of time to complete the Initial Work in accordance with the Construction Plans and applicable Legal Requirements, and (3) items of the Initial Work which will exceed sixteen (16) weeks to complete.  If one or more Bids does not exceed the Maximum Amount (as hereinafter defined) and does not exceed the Maximum Time (as hereinafter defined), then Landlord shall immediately select the lowest responsible and responsive bidder.  If all of the Bids state that (A) the cost to complete the Initial Work would exceed [* * *], or such lesser amount if any portion of the Construction Allowance has been used or is earmarked to be used for Soft Costs (as hereinafter defined) (the “Maximum Amount”), or (B) the time to complete the Initial Work would exceed sixteen (16) weeks (the “Maximum Time”), then Landlord shall so notify Tenant that the Bids either exceed the Maximum Amount and/or exceed the Maximum Time (the “Bid Notification”).  Within five (5) calendar days after Tenant’s receipt of the Bid Notification, Tenant shall notify Landlord that it (a) approves the costs of the Initial Work that exceeds the Maximum Amount (the “Excess Costs”), in which event Tenant shall be responsible to pay the Excess Costs, to be paid as hereinafter provided, and/or (b) approves the time to perform the Initial Work beyond the Maximum Time (the “Excess Time”), in which event the Excess Time shall be added onto the Initial Work Completion Date, and/or (c) disapproves the Bids and elects to modify the scope of work and/or materials to be used in order to reduce the cost of the Initial Work and/or to reduce the time to complete the Initial Work, in which event, Tenant shall, together with such notice, submit its requests for changes to the Final Plans for Landlords review and approval (which approval shall not be unreasonably withheld, delayed or conditioned) and, upon Landlord’s approval (or deemed approval) thereof, Landlord shall seek new bids for the revised Initial Work, and the provisions of this subsection D(3) above shall again be applicable. If Tenant fails to advise Landlord of its approval or disapproval of Bids, or of its desire to make modifications to the Final Plans and Construction Plans, within said five (5) day period, Tenant shall be deemed to have approved the lowest responsible Bid for the Initial Work, in which event (i) Landlord shall immediately select the lowest responsible bidder, (ii) Tenant shall be obligated to pay Landlord the Excess Costs in connection therewith, and (iii) the period of time to complete the Initial Work which is in excess of the Maximum Time shall be added onto the Initial Work Completion Date.  Tenant shall pay to Landlord, within thirty (30) calendar days after Tenant’s approval (or deemed approval) of the lowest responsible bid, the Excess Costs, as additional rent.  Failure of Tenant to pay Landlord the Excess Costs within such thirty (30) calendar day period shall be deemed a material default hereunder entitling Landlord, in addition to any other rights or remedies available to Landlord pursuant to this Lease or at law and/or in equity, to reduce the Landlord Contribution and/or Construction Allowance (as such terms are defined below) by such amount. The Bid approved pursuant to the provisions of this subsection D.(3) shall be the “Approved Bid”.  The Approved Bid shall not include more than seven percent (7%) for general conditions and overhead costs, three percent (3%) profit or one and one-half percent (1.5%) for insurance (the “GC Fees”).

(4)           Building Permits.  Landlord, at Tenant’s sole cost and expense (subject to the provisions of subsections D(5) and D(6) below), shall obtain any and all building permits required for Landlord to perform the Initial Work, including without limitation, any determinations necessary to obtain same (collectively, the “Building Permits”).  Within five (5) days after receiving the Construction Plans from Tenant, Landlord shall submit the necessary paperwork required to obtain the Building Permits and shall use diligent efforts to obtain same.  Tenant shall, and shall cause its Architect to, cooperate with Landlord and its expediter and other construction professionals as necessary and/or requested, in connection with Landlord’s application for the Building Permits, including, without limitation, revising the Final Plans and/or Construction Plans within five (5) days after notice thereof.

(5)           Landlord Contribution.

(a)           Landlord agrees to contribute an amount equal to [* * *] (the “Landlord Contribution”), to be applied towards the cost of the Initial Work, of which amount up to [* * *] (the “Soft Cost Cap”) may be used for costs incurred to prepare and/or revise the Proposed Plans, the Final Plans, the Construction Plan and to obtain the Building Permits, the Temporary Occupancy Permits and/or the Final Occupancy Permits, but specifically excluding any legal fees and expense related thereto (collectively, the “Soft Costs”). The balance of the Landlord Contribution shall be used towards so-called “hard costs” to construct the Initial Work, including the GC Fees and the CM Fees (as hereinafter defined).

(b)           In addition to the Landlord Contribution, Landlord agrees to contribute an additional [* * *] to be paid for the costs to install a revolving door at the 5th Avenue entrance of the Demised Premises (the “Revolving Door Contribution”).  The Revolving Door Contribution shall be used solely for the purpose of installing a revolving door at the 5th Avenue entrance of the Demised Premises as part of the Initial Work.  If a revolving door at the 5th Avenue entrance of the Demised Premises is either denied by the DOB or if Tenant elects not to proceed with a revolving door at the 5th Avenue entrance of the Demised Premises, the Revolving Door Contribution shall be deemed automatically and forever forfeited.

(c)           Provided (i) this Lease is in full force and effect, and (ii) no default under this Lease then exists beyond the expiration of any applicable notice and cure periods, Landlord shall pay to Tenant (or to Tenant’s architect, engineer, expediter or other construction professional) up to an amount not to exceed the Soft Costs, for the actual “soft costs” incurred by Tenant to prepare the Proposed Plans, the Final Plans and/or the Construction Plans. Landlord shall make progress payments of the Soft Costs within thirty (30) days after receipt of a requisition therefor (each, a “Requisition”), but not more frequently than one time per month.  Each Requisition shall be signed by Tenant and the Tenant’s Architect to whom payment is due and the amount due and shall include (i) written certification from Tenant’s construction professional (e.g., architect, engineer, expediter, etc.) detailing the work performed and which is the subject of the Requisition; (ii) copies of any invoices evidencing the work performed which are the subject of such Requisition, (iii) conditional lien waivers from all Tenant’s construction professionals covering all work which are the subject of the Requisition, and (iv) with the exception of the first Requisition, copies of paid invoices covering all work which were the subject of all previous Requisitions.  The amount to be paid by Landlord on account of each Requisition shall be reduced by ten (10%) (the “Retainage”). Landlord shall disburse the Retainage upon submission of a final Requisition by Tenant for the Soft Costs, with accompanying documentation, including (I) evidence of payment in full for all soft costs associated with the Initial Work, (II) all final lien waivers from all architects, engineers, expediters, and other construction professionals hired by Tenant in connection with the Initial Work, and (III) such other information as Landlord may reasonably require.  Notwithstanding the foregoing, and in addition to any other rights or remedies of Landlord, if any mechanics lien exists as of the date on which Tenant requests a disbursement of Landlord’s Contribution, Landlord shall not be required to make any disbursement thereof until such lien has been removed by bond or otherwise; provided, however, that Landlord shall promptly disburse the amount withheld upon the bonding or other removal of such lien.

(6)           Construction Allowance.

(a)           In addition to the Landlord Contribution and the Revolving Door Contribution, Landlord agrees to pay an amount up to [* * *] (the “Construction Allowance”) to be applied toward so-called “hard costs” to perform the Initial Work (including the GC Fees and the CM Fees), provided, however, if (A) the lowest responsible bid for the Initial Work does not exceed the Maximum Amount, and (B) the aggregate amount of Soft Costs incurred in connection with the Initial Work exceeds the Soft Cost Cap, then a portion of the Construction Allowance, in an amount not to exceed [* * *], may be used towards Soft Costs (the “Excess Soft Costs Cap”), in which event, (i) Tenant shall be reimbursed for such Soft Costs in accordance with the provisions of Section 46.D(5) above, in an amount not to exceed the Excess Soft Costs Cap, and (ii) the Maximum Amount shall be reduced by the amount of Soft Costs paid from the Construction Allowance.

(b)           If, upon completion of the Initial Work, there remains any unused portion of the Construction Allowance, Tenant shall have the right to utilize such remaining amount towards the so-called “hard costs” to perform the Tenant Fixturing as it relates to fixtures and/or exhibitions only, and specifically excluding costs for other personal property of Tenant and/or “soft costs” such as, but not limited to, travel expenses, accommodations cost and/or legal fees and expenses. Tenant shall be reimbursed for such Tenant Fixturing costs in accordance with the provisions of Section 46.D(5) above.

(c)           The entire Construction Allowance utilized for costs related to the preparation and/or revision of the Proposed Plans, the Final Plans, the Construction Plan, and/or to obtain the Building Permits, the Temporary Occupancy Permits and/or the Final Occupancy Permits, and/or to perform the Initial Work shall be reimbursed to Landlord by Tenant by increasing the Fixed Annual Rent reserved and covenanted to be paid by Tenant to Landlord under this Lease, by the annual amount required to fully amortize the Construction Allowance over the initial term of the Lease, plus interest thereon at the rate of twelve percent (12%) per annum (bust subject to an accelerated schedule if this Lease is terminated prior to the Expiration Date) (the “Additional Amortized Rent”).  The Fixed Annual Rent, which includes Additional Amortized Rent, is set forth on Exhibit C and Exhibit C-1 annexed hereto and made a part hereof.  If the entire Construction Allowance is not utilized, then the Additional Amortized Rent shall be recalculated to account for the actual amount of the Construction Allowance utilized in connection with the preparation and/or revision of the Proposed Plans, the Final Plans, the Construction Plan, and/or to obtain the Building Permits, the Temporary Occupancy Permits and/or the Final Occupancy Permits, and/or to perform the Initial Work and/or as otherwise utilized in accordance with the terms of this Lease.

(d)           Landlord shall be entitled to make draws from the Landlord Contribution, the Revolving Door Contribution (if applicable) and/or the Construction Allowance as costs are incurred for Soft Costs and/or hard costs relating to the Proposed Plans, the Final Plans, the Construction Plans, obtaining the Building Permits, the Temporary Occupancy Permits and/or the Final Occupancy Permits, and/or to performing the Initial Work.  Landlord shall provide Tenant with a reasonably detailed accounting of all amounts drawn from the Landlord Contribution and/or the Construction Allowance not less than every thirty (30) days.

(e)           Tenant acknowledges and agrees that all hard costs to perform the Initial Work shall be subject to a two and one-half percent (2.5%) construction management fee (the “CM Fee”), payable by Tenant as additional rent, provided, however, such amount may be paid from Landlord Contribution and/or Construction Allowance.

(7)           Performance of Initial Work. Landlord shall commence the performance of the Initial Work (or portion thereof if the Initial Work is to be performed in phases) promptly following the later of: (i) acceptance of the Approved Bid, and (ii) receipt of the Building Permits, and shall use diligent efforts to complete the Initial Work within sixteen (16) weeks thereafter (as same may be extended pursuant to Section 46.D(3) above), subject to delays beyond Landlord’s reasonable control and/or Tenant Delays (the “Initial Work Completion Date”).  If the Initial Work is not Substantially Completed by the Initial Work Completion Date (as same may be extended pursuant to Section 46.D(3) above), and such failure to Substantially Complete the Initial Work is not attributable to any cause(s) beyond Landlord’s reasonable control and/or due to any Tenant Delay, Landlord shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Tenant hereunder or extend the Term hereof; provided, however, in such a case, to the extent Tenant is unable to operate in the Demised Premises as a result thereof, Tenant shall be entitled to a per diem rent credit of the Fixed Annual Rent thereafter accruing until the date that the Initial Work is Substantially Completed in accordance with the terms of this Lease, which credit shall be in addition to the rent abatement provided to Tenant pursuant to Section 52.D of this Lease. Landlord shall perform the Initial Work (as set forth in the Final Plans and Construction Plans in accordance with the provisions of this Section 46) in reasonably commercial, good and workmanlike manner.  Any delay in completing the Initial Work which results from a violation against the Demised Premises and/or the Building existing as of the date of this Lease shall not be deemed to be a delay “attributable to any cause(s) beyond Landlord’s reasonable control”.

(E)           Approval Process. Landlord shall respond to any written request for approval of any plans or specifications pursuant to this Article 46 within ten (10) Business Days after Landlord’s receipt of fully complete, signed and sealed plans and specifications, provided Tenant's submission complies in all material respects with the requirements of this Lease.  If Landlord does not respond to Tenant’s request for approval within the aforesaid ten (10) Business Day period, then Tenant may provide Landlord with an additional notice stating at the top in capitalized, bold, 14 point font, "FAILURE TO RESPOND TO THIS NOTICE WITHIN FIVE (5) BUSINESS DAYS SHALL CONSTITUTE DEEMED APPROVAL OF THE ITEMS SET FORTH HEREIN", and if Landlord does not approve or disapprove such plans and specifications within five (5) Business Days of Landlord’s receipt of such additional notice, such plans and specifications shall be deemed to be approved. If Landlord timely disapproves of all or any portion of the plans and specifications and/or requires additional information, Landlord shall specify the reasons for such rejection and/or the additional information requested, as applicable, and Tenant shall resubmit revised plans and specifications and/or provide the requested information within three (3) Business Days thereafter whereupon Landlord shall respond within three (3) Business Days following Tenant’s resubmission of such additional information and/or revised plans, as applicable.  If Landlord does not respond to any such resubmitted plans and/or additional information within said three (3) Business Day period, then Tenant may provide Landlord with an additional notice stating at the top in capitalized, bold, 14 point font, "FAILURE TO RESPOND TO THIS NOTICE WITHIN THREE (3) BUSINESS DAYS SHALL CONSTITUTE DEEMED APPROVAL OF THE ITEMS SET FORTH HEREIN", and if Landlord does not respond to such plans and specifications within three (3) Business Days of Landlord’s receipt of such additional notice, such revised plans shall be deemed to be approved.  The failure of Tenant to provide Landlord with revised plans and specifications and/or any additional information within the time periods set forth above shall constitute a Tenant Delay for each day thereafter until the applicable plans and specifications and/or additional information are delivered to Landlord by Tenant in accordance with the terms of this Lease.  Such process shall be repeated until the applicable plans and specifications have been approved (or deemed approved) by Landlord.

F.           Change Orders; Upgraded Materials.  No changes (i) to the Landlord Work (including, without limitation, to any demolition plans) or to the Façade Work shall be made without Landlord’s prior consent and approval, and/or (ii) to the Initial Work after Landlord’s approval of the Final Plans (regardless if such changes are requested by Tenant or required by any governmental agency) shall be made without Landlord prior consent and approval, which approval shall not be unreasonably withheld or delayed (each, a “Change Order”).  Every Change Order shall be made in writing, shall be generally consistent with the nature and scope of the work and shall comply with all Legal Requirements.  Landlord shall approve or deny a Change Order in accordance with the provisions of subsection 46(E) above.  In addition, Tenant may designate materials, finishes or installations other than Landlord’s standard-Building materials, finishes and installations in place of or in lieu of building standard materials (the “Upgraded Materials”). Any and all costs incurred by Landlord for the preparation, filing or approval of plans and specifications relating to a Change Order (without regard to whether or not Landlord agrees to do the Change Order), and/or any and all cost to review, approve and/or install the Upgraded Materials which exceeds the cost of the building standards materials otherwise to be provided by Landlord, may be paid from the Construction Allowance, provided, however, if the Construction Allowance has been fully expended (or the lowest responsible bid for the Initial Work is equal to or more than the Maximum Amount), then Tenant shall pay Landlord, as additional rent, the cost of same within thirty (30) days after demand.  If Tenant fails to pay Landlord within such thirty (30) day period, then (i) for each day that such payment is not made after said 30-day period shall constitute a “Tenant Delay” and (ii) Landlord shall have the same remedies for such non-payment as it has for non-payment of rent in addition to whatever other remedies are available to Landlord.  Notwithstanding the foregoing, Landlord shall have the right, from time to time upon notice to Tenant, to make reasonable and nonmaterial changes/field adjustments in and to the final Construction Plans to the extent that the same shall be necessary or desirable in order to adjust to actual field conditions or to cause the Initial Work to comply with any applicable laws.

G.           Tenant Delays.

(1)           Anything contained herein or elsewhere in this Lease to the contrary notwithstanding, any of the following shall constitute a “Tenant Delay”:  (i) the time period to review and approve or deny any Change Order; (ii) the time period to review and approve or deny any Upgraded Materials; (iii) any actual delay in Substantial Completion of the Landlord’s Work, the Façade Work and/or the Initial Work due to any Change Order or Upgraded Materials; (iv) Tenant’s failure or delay in making its selection from Landlord’s standard-Building materials, finishes and installations within the time periods specified in this Lease; (v) Tenant’s failure or delay in delivering any plans, drawings, specifications and/or resubmissions required or desired pursuant to the terms of this Lease for Landlord’s Work, the Façade Work, and/or the Initial Work within the time periods specified in this Lease, or if no time frame is provided, within a reasonable period after request; (vi) Tenant’s failure or delay in issuing any approval of plans, drawings or specifications for Landlord’s Work, Façade Work, and/or the Initial Work if and as needed from Tenant on a timely basis or within the time periods specified in this Lease, or if no time frame is provided, within a reasonable period after request;  (vii) any default on the part of Tenant pursuant to this Lease; and/or (viii) any other act or omission described in this Lease as a “Tenant Delay”.

(2)           In the event of any Tenant Delay:  (a) Tenant shall be responsible for the incremental increase in Landlord’s cost to perform the Landlord’s Work, the Façade Work and/or the Initial Work, and any damages caused by such Tenant Delay, if any; (b) the Anticipated Commencement Date  shall be extended on a per diem basis for each day Landlord’s Work is delayed due to a Tenant Delay; (c) the Outside Date (as defined in the Article 24 of the preprinted form of Lease) shall be extended on a per diem basis for each day Landlord’s Work is delayed due to a Tenant Delay; (d) the Façade Work Completion Date shall be extended on a per diem basis for each day Landlord’s Work is delayed due to a Tenant Delay; (e) the Initial Work Completion Date shall be extended on a per diem basis for each day the Initial Work is delayed due to a Tenant Delay; and (f) the Commencement Date shall be advanced by the number of days of such delays caused by each Tenant Delay, provided, however, in order for the Commencement Date to be advanced due to a Tenant Delay, Landlord shall give Tenant written notice of any Tenant Delay and Tenant shall have three (3) Business Days thereafter to cure same before the Commencement Date shall be advanced.  Within thirty (30) days after the Commencement Date occurs, Landlord shall notify Tenant of Landlord's reasonable estimate of the date Landlord could have delivered possession of the Demised Premises to Tenant but for the Tenant Delays.  After delivery of said notice, Tenant shall immediately pay to Landlord, as Additional Rent, the amount described above for the period of all Tenant Delays.

H.           Substantial Completion.

(1)           For purposes of this Lease, the terms “Substantial Completion” or “Substantially Completed” shall mean that the Landlord’s Work, the Façade Work and/or the Initial Work has been completed, as reasonably determined by Landlord’s architect or construction supervisor, in accordance with the provisions of this Lease and all applicable Legal Requirements, except for the Punchlist Items (as hereinafter defined) or minor details of construction, decoration and mechanical adjustment, if any, the non-completion of which does not materially interfere with Tenant’s use of the Demised Premises or which in accordance with good construction practice should be completed after the completion of other work in the Demised Premises or the Building (the “Punchlist Items”).

(2)           Landlord shall give Tenant ten (10) Business Days’ prior notice of the estimated date on which Landlord’s Work, the Façade Work and the Initial Work, as applicable, shall be Substantially Completed; provided, however, that Tenant shall have no claim against Landlord if on the estimated date all of the Landlord’s Work, the Façade Work or the Initial Work is in fact not substantially complete. Within such 10-Business Day period, Landlord’s construction representative and Tenant’s construction representative shall meet at the demised premises and do a complete walk through inspection (“Walk Through Inspection”) of the demised premises to (a) identify any uncompleted Landlord’s Work, Façade Work or Initial Work, as required herein, and (b) identify any incomplete or non-complying items of Landlord’s Work, Façade Work or the Initial Work (in either instance, the “Incomplete Work”).  If no Incomplete Work is identified (excluding any Punchlist Items), Landlord’s Work, the Façade Work and/or the Initial Work, as applicable, shall be deemed Substantially Completed on the date of the Walk Through Inspection.  If Incomplete Work is identified during the Walk Through Inspection, Landlord shall promptly thereafter complete the Incomplete Work and shall notify Tenant of the date on which the Incomplete Work is Substantially Completed, which date shall be deemed the date Landlord’s Work, the Façade Work and/or the Initial Work, as applicable, is Substantially Complete (subject to any Punchlist Items).

(3)           Upon request by Landlord after the Landlord’s Work, the Façade Work and/or the Initial Work is Substantially Completed, Tenant shall execute a written agreement confirming Substantial Completion of the Landlord’s Work, the Façade Work and/or the Initial Work, but the failure of Tenant to do so shall not delay or invalidate the occurrence of same.

I.           Early Entry.  Landlord shall permit Tenant and its agents or representatives (which may include Tenant’s architect, project manager and/or contractor) to enter upon the Demised Premises prior to the Commencement Date and during the performance of Landlord’s Work so that Tenant or its agents or representatives may (i) take measurements, (ii) prepare a general lay-out of the Proposed Plans, (iii) install Tenant’s data, telephone, telecommunications and computer wiring and/or cabling which, in accordance with sound construction practices, should be completed prior to the completion of a corresponding element of Landlord’s Work, and/or (iv) perform Tenant’s Fixturing, subject in all cases to, and in accordance with, all of the covenants, agreements, terms, provisions and conditions of this Lease (except with respect to the payment of Rent), and provided that Tenant and/or its agents and representatives shall not interfere with the performance of Landlord’s Work, the Façade Work and/or the Initial Work and shall cooperate with Landlord’s contractor while performing any of the foregoing work within the Demised Premises and/or the Building.  Landlord may, at any time, deny access to the Demised Premises to Tenant and/or its agents or representatives during the performance of Landlord’s Work, the Façade Work and/or the Initial Work in the event that Landlord shall, in its reasonable discretion, determine that such entry to the Demised Premises by Tenant and/or its agents or representatives interferes with, delays, hampers, or prevents Landlord from proceeding with the completion of Landlord’s Work at the earliest possible time.  In connection with the foregoing, within twenty-four (24) hours after Landlord’s direction (which need not be given in writing and may be given by Landlord or its agents or contractors to Tenant or its agents or representatives), Tenant shall, and cause its agents and representatives to, withdraw from the Building and the Demised Premises.

J.           No Warranty or Representation.

(1)           Tenant expressly acknowledges that neither Landlord (whether acting as Landlord hereunder or in any other capacity), nor Landlord’s agent, except as otherwise expressly provided in this Lease, has made any warranty or representation, express or implied, with respect to the Demised Premises, including any warranty or representation as to (i) its fitness, design or condition for any particular use or purpose, (ii) Tenant’s ability to occupy the Demised Premises for the use specified in Article 46 of this Lease, (iii) the quality or material or workmanship therein, (iv) the existence of any defect, latent or patent, (v) the existence or absence of any environmental condition or of any hazardous substances, (vi) compliance with specifications, (vii) use, (viii) condition, (ix) merchantability, (x) quality, (xi) description, (xii) durability, (xiii) operation, (xiv) the certificate of occupancy, (xv) existing systems and utilities servicing the Demised Premises, including but not limited to sewer, electricity, boiler and hot water heater; and (xvii) applicable zoning laws; and all risks incident thereto are to be borne by Tenant.  In the event of any defect or deficiency in the Demised Premises of any nature, now or hereafter arising, whether latent or patent, foreseen or unforeseen, Landlord shall not have any responsibility or liability with respect thereto or for any incidental or consequential damages (including strict liability in tort).  The provisions of this Paragraph 46 have been negotiated, and are intended to be a complete exclusion and negation of any warranties by Landlord, express or implied, with respect to the Demised Premises, arising pursuant to the Uniform Commercial Code or any other law now or hereafter in effect or arising otherwise.

(2)           Landlord and Tenant hereby acknowledge and agree that neither Landlord’s entering into the construction contract with a general contractor for the construction of the Initial Work, nor the monitoring or supervision of such general contractor or the administering of such contract or making of payments to such general contractor pursuant to such contract or any other aspect of any such contract by Landlord, Landlord’s architect or other party, shall constitute an assumption of responsibility or liability for any aspect of the adequacy, appropriateness, suitability or sufficiency of the Final Plans and/or the Construction Plans, or a representation, warranty, certification, acknowledgment or agreement by Landlord or Landlord’s architect or any other party that the Demised Premises, upon completion of the Initial Work, will be adequate, appropriate, suitable or sufficient to fully meet the needs and requirements of Tenant’s purposes or the intended uses of the Demised Premises, nor shall Landlord be responsible for compliance of the improvements with applicable health licensure laws except to implement that which is shown on the design, it being understood and agreed that Landlord’s sole responsibility and oblation with respect thereto shall be to ensure that the Initial Work is constructed and completed in accordance with the Final Plans and final Construction Plans, that the techniques, means and methods of construction employed to construct the Initial Work are implemented in compliance with all applicable laws. Tenant acknowledges that Landlord’s review and approval of Tenant’s Proposed Plans and the Construction Plans is not conducted for the purpose of determining the accuracy and completeness of the such plans and specifications, their compliance with applicable Legal Requirements (including, without limitation, the ADA), or their sufficiency for purposes of obtaining a building permit, all of which shall remain the responsibility of Tenant.  Accordingly, Landlord shall not be responsible for any delays in obtaining the building permit due to the insufficiency of the plans and specifications or any delays due to changes in the plans and specifications required by the applicable governmental regulatory agencies reviewing such plans and specifications. The provisions of this subsection J shall survive the expiration or earlier termination of the Lease.

47. Tenant Alterations.

A.           Tenant, at its sole cost and expense, shall cause any permitted alterations, decorations, installations, additions or improvements in or about the Demised Premises (collectively, "Tenant Alterations"), to be performed in a first-class manner, in compliance with all Legal Requirements and all requirements of insurance bodies having jurisdiction over the Building, the applicable provisions of Article 3, this Article 47, Article 50 of this Lease, and in such manner as not to materially or adversely interfere with, delay, or impose any additional expense upon Landlord in the maintenance or operation of the Building.  In addition, Tenant Alterations shall be performed in compliance with Landlord’s standard Rules and Regulations with respect to Tenant Alterations (which Rules and Regulations may be modified by Landlord from time to time upon no less than ten (10) days’ notice to Tenant), the current version of which is attached hereto as Exhibit E and made a part hereof (the “Rules and Regulations”), provided, however, to the extent there is a conflict between the Rules and Regulations and this Lease, this Lease shall control.  Tenant, at its sole cost and expense, and with diligence and dispatch, but in any event within thirty (30) days after the receipt of notice thereof, pay all fines and penalties related thereto and shall procure the cancellation or discharge of all notices of violation arising from or otherwise connected with Tenant Alterations which shall be issued by the Department of Buildings or any other public authority having or asserting jurisdiction over the Building, provided however, if Tenant commenced to cause such violation to be cancelled or discharged within the aforesaid 30-day period but such violation cannot be cancelled or discharged with reasonable diligence within such 30-day period, then Tenant shall not be in default under this Lease so long as Tenant continues to prosecute the cancellation or discharge of such violation with reasonable commercial diligence until completed.

B.           Except as otherwise expressly provided in this Lease, Tenant shall not perform or make any Tenant Alterations without Landlord’s prior written consent in each instance.  Notwithstanding the foregoing, Landlord's consent shall not be required in connection with any: (i) cosmetic alterations to the Demised Premises (e.g., painting, carpeting, floor coverings, wall and ceiling coverings, window shades, curtains, blinds and trims and other similar installations), and/or (ii) alterations to the Demised Premises, provided that such no such alterations in any instance: (a) involve or affect any structural elements of the Demised Premises or the Building, or (b) involve or affect any premises other than the Demised Premises, or (c) require the issuance of a building permit or any other governmental authorization, or (d) involve or affect any public portion of the Building, or the exterior of the Building, or (e) involve or affect the plumbing, sanitary, sprinkler, life safety, electrical, heating and/or ventilating and/or other mechanical or other service systems of the Building, or (f) puncture the walls, ceilings or floor, or (g) require the expenditure of more than $250,000 in aggregate for each such complete alteration project in a six (6) month period for such alteration projects (the "No Consent Alterations").  Tenant shall give Landlord at least thirty (30) days’ prior notice of any No Consent Alterations in or to the Demised Premises, other than cosmetic alterations to the Demised Premises.

C.           Prior to making any proposed Tenant Alterations requiring Landlord’s consent, Tenant, at Tenant's expense, shall (i) submit to Landlord and shall obtain Landlord's approval of detailed plans and specifications (including scaled layout, architectural, mechanical, electrical, plumbing and structural drawings in three (3) hard copies and diskette form), (ii) furnish to Landlord a construction budget setting forth the estimated cost to perform and complete Tenant Alterations, (iii) obtain all permits, approvals and certifications required by any governmental authorities having jurisdiction which are necessary for the commencement of Tenant Alterations (and, to the extent reasonably requested, and provided Landlord has approved such Tenant Alterations, Landlord agrees to execute such documents, plans and applications as may be reasonably required to facilitate the issuance of such permits, approvals or certifications, at no cost or expense to Landlord), and (iv) furnish to Landlord duplicate original policies or binders thereof of worker's compensation insurance (covering all persons to be employed by Tenant, and Tenant's contractors and subcontractors, in connection with such Tenant Alterations) and commercial general liability insurance (including premises operation, bodily injury, personal injury, death, independent contractors, products and completed operations, broad form contractual liability and broad form property damage coverages) in such form, with companies having such ratings, for such periods and in such amounts, as Landlord may reasonably require and which are generally required by other landlords of similar first-class office and retail buildings in Midtown Manhattan, naming Landlord and its agents, the lessor under any Superior Lease and the holder of any Superior Mortgage (provided Tenant has received written notice of all such additional parties) as additional insureds.

D.           To the extent Landlord’s consent is required for any of Tenant Alterations, Landlord shall have the right to withhold its consent, in its sole and absolute discretion, to the extent that any portion of Tenant Alterations would: (1) affect any structural elements of the Demised Premises or the Building, or (2) puncture any floors, walls or ceilings within the Demised Premises, or (3) in Landlord's commercially reasonable judgment adversely affect (except to a de minimis extent) any of the plumbing, sanitary, sprinkler, life safety, electrical, heating and/or ventilating, plumbing and/or other mechanical or other service systems of the Building, or (4) affect the exterior of the Building.  Except as set forth in the preceding sentence, Landlord’s consent to any Tenant Alterations requiring Landlord’s consent, shall not be unreasonably withheld or delayed.  Upon the request of Tenant and at Tenant’s expense, Landlord shall join in any applications for any permits, approvals or certificates required to be obtained by Tenant in connection with any Tenant Alterations (provided that the applicable Legal Requirements require Landlord to join in such application) and shall otherwise reasonably cooperate with Tenant in connection therewith.  Tenant shall reimburse Landlord for any reasonable out-of-pocket costs that Landlord incurs in so joining in such applications and cooperating with Tenant (including, without limitation, any third party review costs associated therewith) within thirty (30) days after the date that Landlord gives to Tenant an invoice therefore.  Supplementing the foregoing, Tenant shall reimburse Landlord, as Additional Rent, for any reasonable out-of pocket costs and expenses incurred by Landlord to outside vendors and/or consultants, and/or independent engineers and/or architects and/or other professionals employed by Landlord for the purpose of reviewing, commenting and/or approving any of Tenant Alterations, which shall be paid by Tenant within thirty (30) days after the date that Landlord gives to Tenant an invoice therefor.

E.           After Landlord’s approval of any of Tenant Alterations, no changes in (other than to a de minimis extent), additions to or deviations from any of the approved plans and specifications with respect to such work shall be made without Landlord’s further written approval,  the grant of which consent shall be subject to the same standards as applied under this Lease to Landlord’s consent to the initial plans and specifications, provided, however, any changes, additions or deviations which would be deemed to be a No Consent Alteration shall not require Landlord’s further written approval.

F.           In the event Tenant shall employ any contractor to do any work in the Demised Premises permitted by this Lease, such contractor and any subcontractor shall agree to employ only union labor and such labor as will not result in jurisdictional disputes or strikes or result in causing disharmony with other workers employed at the Building.  Tenant shall inform Landlord in writing of the names of any contractor or subcontractor(s) Tenant proposes to use in the Demised Premises at least twenty (20) days prior to the beginning of work by such contractor or subcontractor and Landlord shall have the right to approve any such contractor or subcontractor(s); provided, however, that Landlord agrees not to unreasonably withhold its approval of any licensed contractor or subcontractor which is a member in good standing of a New York City building trade union. The contractors and sub-contractors listed on Exhibit D attached hereto are hereby approved by Landlord.  Tenant may propose additions to such list subject to Landlord’s approval. If Tenant engages any contractor set forth on Exhibit D, Tenant shall not be required to obtain Landlord’s consent for such contractor unless, (i) prior to entering into a contract with such contractor, Landlord shall notify Tenant that such contractor has been removed from the approved list, or (ii) such contractor hereafter becomes unlicensed or is not a member in good standing of a New York City building trade union.

G.           Landlord shall respond to any written request for approval of plans and specifications for Tenant Alterations within ten (10) Business Days after receipt of Tenant’s request, provided Tenant's submissions comply in all material respects with the requirements of this Lease.  If Landlord does not respond to Tenant’s request for approval of such plans and specifications within the aforesaid ten (10) Business Day period, then Tenant may provide Landlord with an additional notice stating at the top in capitalized, bold, 14 point font, "FAILURE TO RESPOND TO THIS NOTICE WITHIN FIVE (5) BUSINESS DAYS SHALL CONSTITUTE DEEMED APPROVAL OF THE ITEMS SET FORTH HEREIN", and if Landlord does not approve or disapprove such plans and specifications within five (5) Business Days of Landlord’s receipt of such additional notice, such plans and specifications shall be deemed to be approved. If Landlord timely disapproves of the plans and specifications, or requires additional information, Landlord shall specify the reasons for such rejection and/or the additional information requested, as applicable, and Tenant shall resubmit revised plans and specifications and/or provide the requested information within five (5) Business Days thereafter.  If Landlord requests changes be made to the plans and specifications and/or requests additional information or changes in the plans and specifications, Landlord shall respond within five (5) Business Days following Tenant’s resubmission of such additional information or revised plans.  If Landlord does not respond to any such resubmitted plans and/or additional information within said five (5) Business Day period, then Tenant may provide Landlord with an additional notice stating at the top in capitalized, bold, 14 point font, "FAILURE TO RESPOND TO THIS NOTICE WITHIN THREE (3) BUSINESS DAYS SHALL CONSTITUTE DEEMED APPROVAL OF THE ITEMS SET FORTH HEREIN", and if Landlord does not respond to such plans and specifications within three (3) Business Days of Landlord’s receipt of such additional notice, such plans and specifications shall be deemed to be approved.

H.           Except in connection with any No Consent Alterations, Landlord, prior to the granting of its consent to any Tenant Alterations, the cost of which exceeds $300,000.00, may impose such reasonable conditions (in addition to those expressly provided in this Lease) as to guaranty of completion and payment and of restoration or otherwise as Landlord may consider desirable (including without limitation a cash deposit, letter of credit, and/or performance bond in the amount of the full cost to perform such Tenant Alterations, and/or a labor and materials payment bond, as determined by Landlord in its sole discretion).

I.           Tenant shall not commence any Tenant Alterations until: (a) Landlord has approved the plans and specifications therefore if required as provided above; and (b) Tenant has obtained all permits and approvals that are necessary to perform Tenant Alterations.  Tenant shall perform the Tenant Alterations with all reasonable dispatch and in accordance with the terms, conditions and provisions of the Lease (including, without limitation, Article 3 and this Article 47).

J.           Tenant acknowledges that Landlord’s review and approval of Tenant’s plans and specifications is not conducted for the purpose of determining the accuracy and completeness of the such plans and specifications, their compliance with applicable Legal Requirements (including, without limitation, the ADA), or their sufficiency for purposes of obtaining a building permit, all of which shall remain the responsibility of Tenant and Tenant’s architect.  Accordingly, Landlord shall not be responsible for any delays in obtaining the building permit due to the insufficiency of the plans and specifications or any delays due to changes in the plans and specifications required by the applicable governmental regulatory agencies reviewing such plans and specifications.

K.           Tenant shall maintain the Demised Premises in a clean and orderly condition during the performance of Tenant Alterations. Tenant shall contain all construction materials, equipment, fixtures, merchandise, shipping containers and debris within the Demised Premises.  Tenant shall cause the contractor to prosecute the Tenant Alterations in a diligent manner once same is commenced.  It shall be the sole responsibility of Tenant to file all drawings and specifications, pay all fees and obtain all permits and applications from any governmental authorities having jurisdiction, and to obtain any certificates or approvals, including a certificate of occupancy, required to enable Tenant to occupy the Demised Premises.  Landlord shall not be liable for any loss or damages as a result of delays in construction of the Demised Premises and/or the issuance of a certificate of occupancy to enable Tenant to occupy the Demised Premises for the uses permitted hereunder.

L.           At any time during the performance of the Tenant Alterations, during Business Hours and upon reasonable prior notice to Tenant, Landlord, its managing agent, architect, contractor or other designee, may enter upon the Demised Premises and inspect the work being performed by Tenant and require that Tenant take such steps as Landlord may deem reasonably necessary for the protection of the Building. Tenant Alterations shall not create a public nuisance, unreasonably interfere with the operation or the use or enjoyment by any other tenant, their employees or invitees, interfere with ingress or egress to the common areas or other parts of the Building and Tenant, its contractor and each subcontractor shall comply with all procedures and regulations reasonably prescribed by Landlord, including, without limitation, the Rules and Regulations.

M.           Neither Tenant nor its contractor or subcontractors may use any space within the Building (except the Demised Premises) for storage, handling and moving of materials and equipment in connection with the performance of the Tenant Alterations without the prior consent of Landlord.  If Tenant, the contractor and/or any subcontractors shall use any space in the Building (except the Demised Premises) for any of the aforesaid purposes without obtaining Landlord’s prior consent thereto, Landlord, after notice to Tenant, shall have the right to terminate such use or remove all of Tenants, the contractors’ and/or subcontractors’, material, equipment and other property from such space without Landlord being liable to Tenant, the contractor or any subcontractors, and Landlord’s actual out-of-pocket costs of such termination and/or removal shall be paid by Tenant to Landlord within thirty (30) days after receipt of demand therefor.  Landlord shall not be liable for loss by theft or otherwise of any material, tools or supplies belonging to Tenant, its contractors or subcontractors stored in the Demised Premises or elsewhere within the Building.

N.           Upon completion of any of Tenant Alterations, Tenant, at Tenant's expense, shall obtain certificates of final approval of such Tenant Alterations required by any governmental authority and shall furnish Landlord with copies thereof, together with, in the case of Tenant's Initial Work, the "as-built" plans and specifications for same, which "as-built" plans shall be in hard copy and diskette form and, in all other events, a hard copy of the shop drawings for such Tenant Alterations, evidencing the "as built" condition thereof.  All Tenant Alterations shall be made and performed substantially in accordance with the plans and specifications therefor as approved by Landlord, all Legal Requirements and the Rules and Regulations, except as expressly provided otherwise herein. All materials and equipment to be incorporated in the Demised Premises as a result of any Tenant Alterations shall be first quality and no such materials or equipment shall be subject to any lien, encumbrance, chattel mortgage, title retention or security agreement.

O.           In Landlord’s sole discretion, Tenant shall be required to use Landlord’s structural engineer, at Tenant’s sole cost and expense, to design any/all structural components that affect the structural integrity of the Building, provided that such structural engineer provides services to Tenant upon commercially reasonable terms and conditions that shall not be materially less competitive or advantageous than comparable services provided by comparable structural engineers in other comparable first-class office buildings located in Midtown Manhattan.

P.           Tenant agrees to indemnify and save harmless Landlord, its mortgagee (provided Tenant has received written notice of all such mortgagee), architect, engineers and their employees and all other tenants of the Building (except to the extent of the negligence or willful misconduct of such parties) from and against all losses and expense, including legal fees, which they may suffer or pay as the result of claims or lawsuits due to, because of or arising out of any and all such injuries, death or damage, whether real or alleged, and Tenant, its contractor and subcontractors shall assume and defend at their own expense all such claims or lawsuits. Tenant agrees to insure this assumed liability in its commercial general liability policy and the original or copy of the policy delivered to Landlord shall indicate this contractual coverage.

Q.           As to any alteration, addition or improvement allowed to be made by Tenant pursuant to this Lease, Tenant shall not be required to remove such alterations at or prior to the expiration of the term of this Lease unless at the time of making any alteration for which Landlord's consent is required hereunder, Landlord conditions its consent on the removal of the same; provided, however, that Tenant shall have no obligation whatsoever to remove any alterations that are not Specialty Alterations (as hereinafter defined). As used herein, "Specialty Alterations" shall mean alterations made by or on behalf of Tenant which are not standard office or retail installations, such as kitchens, private bathrooms, raised computer floors, internal staircases and/or elevators.

R.           Subject to the provisions of this Article, any and all movable machinery, equipment and fixtures installed in the Demised Premises by or on behalf of Tenant, (collectively, "Tenant's Property") shall remain Tenant’s personal property notwithstanding the fact that it may be affixed or attached to the realty (provided that it can be removed from the Demised Premises without material damage thereto), and shall, during the term of this Lease or any extension or renewal thereof, belong to and be removable by Tenant, provided the (a) Tenant shall remove said installations prior to the expiration of such term or the sooner termination thereof; and (b) Tenant shall repair any damage caused by any such installation and/or removal.  Prior to the expiration of the term or sooner termination thereof, Tenant shall, at its own cost and expense, remove from the Demised Premises all of Tenant's Property, except such items thereof as Landlord and Tenant shall have expressly agreed in writing are to remain and to become the property of Landlord (if any).

S.           Notwithstanding anything to the contrary contained herein, if, in connection with Tenant's initial move into the Demised Premises and/or to facilitate modifications to Demised Premises Tenant's goods and materials are unable to fit into the existing freight elevators located within the Building, Tenant, at its sole cost and expense, shall have the right, subject to the terms and conditions hereinafter set forth, to deliver such goods and materials by hoist or crane into the Demised Premises and/or to temporarily remove one or more windows or a window pier in the Demised Premises (the “Crane and Window Removal Right”).  Tenant may exercise the Crane and Window Removal Right only upon satisfaction of each of the following: (i) Tenant shall provide Landlord at least thirty (30) days’ prior notice of its intention to exercise the Crane and Window Removal Right, which notice shall specify the items to be moved into the Demised Premises by a crane or hoist and/or through a window, and explaining why there is no alternative means to move such goods and materials into the Demised Premises other than by a crane or hoist and/or through a window; (ii) Tenant shall obtain all required licenses, permits and/or approvals to do such acts and/or perform such work, and deliver copies of same to Landlord prior to doing any such acts or performing any such work; (iii) Tenant shall obtain any additional insurance coverages required by Landlord, and deliver to Landlord evidence of same; (iv) all work relating to the Crane and Window Removal Right shall be commenced and completed during non-Business Hours on non-Business Days; (v) Tenant shall immediately reinstall the windows and window pier; (vi) Tenant shall repair any damage caused to the Demised Premises, the Building and/or any portion thereof, and shall restore the exterior and interior of the Demised Premises and repair  any damage to the Building as a result of such work as soon as practicable, but no later than within five (5) Business Days after the occurrence of any damage; (vii) Tenant shall use Landlord's designated contractor in connection with any work involving removal or replacement of the windows or the exterior of the Building; (viii) Tenant shall comply with all applicable Legal Requirements and insurance requirements in connection with the use of a hoist or crane, the removal of any window or window pier or any other work related thereto, (ix) Tenant shall not exercise the Crane and Window Removal Right more than four (4) times per calendar year, and (x) Tenant shall pay Landlord, as Additional Rent within thirty (30) days after incurred, for all costs and expenses incurred in connection with the exercise by Tenant of the Crane and Window Removal Right, including, without limitation, any (i) all costs relating to having an FSD/EAP on-site, as required by Legal Requirements, (ii) all costs relating to porters (which is a union employee and may be at overtime rates), and (iii) all costs relating to Building personnel (which may be union employees and may be at overtime rates) as may be necessary for the safety of the Building and/or as may be required by Legal Requirements.  Tenant shall indemnify, defend and save Landlord harmless from and against save Landlord free and harmless of and from all fines, claims, demands, actions, proceedings, judgments, losses, damages (including consequential damages, such as, for example purposes only, any rent offsets, abatements or withholdings by other tenant(s) or occupant(s) of the Building), liabilities, obligations, penalties, costs and expenses (including, without limitation, reasonable attorneys’ fees and disbursements) of any kind or nature by anyone whomsoever, arising out of or related to Tenant’s Crane and Window Removal Right.  At no cost or expense to Landlord, Landlord shall reasonably cooperate with Tenant to facilitate Tenant's delivery of goods and materials to the Demised Premises pursuant to Tenant’s Crane and Window Removal Right.

48. Plate Glass.                      Tenant shall replace at its own cost and expense any and all plate and other glass damaged or broken from any cause whatsoever in and about the Demised Premises with glass of the same kind and quality and, to the extent necessary or desirable in connection with such replacement or repair, shall install frames and supports therefor on the inside and outside of the Demised Premises. Tenant shall insure and keep insured at Tenant's expense all plate and other glass in the Demised Premises. If Tenant shall fail to make any such repair or replacement within five (5) days after Landlord makes written demand upon Tenant to do so, then Landlord may at any time thereafter replace the glass and, if necessary, repair or replace such frames and supports on Tenant's behalf and Tenant shall promptly pay to Landlord as Additional Rent hereunder, the costs incurred by Landlord in so doing.

49. Subordination and Attornment.

A.           This Lease, and all rights of Tenant hereunder, are and shall be subject and subordinate to all ground and underlying leases now or hereafter existing (hereinafter collectively referred to as "Superior Leases"), and to all mortgages and building loan agreements including, without limitation, leasehold mortgages and building loan agreements, which may now or hereafter affect the Land or the Building or a Superior Lease (hereinafter collectively referred to as "Superior Mortgages"), to each and every advance made or hereafter to be made under Superior Mortgages and to all renewals, modifications, replacements and extensions of Superior Leases and Superior Mortgages.  This Article shall be self-operative and no further instrument of subordination shall be required in confirmation of such subordination.  Tenant shall promptly execute and deliver in recordable form any instrument that Landlord, the lessor of any Superior Lease or the holder of any Superior Mortgage may request to evidence such subordination (subject to Tenant’s reasonable changes thereto).  Tenant covenants and agrees that if by reason of a default under any Superior Mortgage or Superior Lease, such Superior Mortgage is foreclosed or such Superior Lease and the leasehold estate of the Landlord in the Demised Premises is terminated, Tenant will attorn to the purchaser at the foreclosure sale or the then holder of the reversionary interest in the Demised Premises and will recognize such purchaser or holder as the Tenant's landlord under this Lease, unless the holder of such Superior Mortgage or the lessor under such Superior Lease shall, in any proceeding to foreclose such Superior Mortgage or to terminate such Superior Lease, elect to terminate this Lease and the rights of the Tenant hereunder. Tenant agrees to execute and deliver, at any time and from time to time, upon the request of Landlord, the holder of any Superior Mortgage or the lessor under any such Superior Lease, any reasonable instrument which may be necessary or appropriate to evidence such attornment. Landlord represents to Tenant that, as of the date of this Lease, there is no Superior Lease or Superior Mortgage.  Landlord shall use best efforts to obtain a subordination, non-disturbance and attornment agreement in form reasonably acceptable to Tenant (an “SNDA”) with respect to this Lease from the holder of any future Superior Mortgage or any future Superior Lease.  Provided Landlord has exercised best effort, Landlord’s failure or inability to obtain or deliver to Tenant an SNDA (despite using such best efforts) shall not be a default by Landlord hereunder and shall not entitle Tenant to exercise any rights or remedies whatsoever.  Tenant further waives the provisions of any statute or rule of law now or hereafter in effect which may give or purport to give Tenant any right of election to terminate this Lease or to surrender possession  of the Demised Premises in the event any proceeding is brought by the holder of any Superior Mortgage to foreclose such Mortgage or the lessor under any Superior Lease to terminate the same, and agrees that unless and until any such holder or lessor, in connection  with any such proceeding, shall elect to terminate this Lease and the rights of Tenant hereunder, this Lease shall not be affected in any way whatsoever by any such proceeding

B.           If, in connection  with the procurement, continuation or renewal of any financing for which the Land or the Building  or the interest of the lessee under a Superior  Lease represents collateral in whole or in part, any institutional lender shall request reasonable  modifications of this Lease as a condition  of such financing, Tenant will not withhold  or delay its consent thereto and shall execute and deliver without charge such conforming documents therefor as such institutional  lender may reasonably require, provided  that such modifications do not increase the monetary obligations of Tenant, or materially increase any other obligations of Tenant, under this Lease, or adversely  affect any rights of Tenant under this Lease.

50. Insurance.

A.           Tenant agrees to obtain and maintain in full force and effect from the date upon which Tenant first enters the Demised Premises or any portion thereof for any reason, throughout the Lease and thereafter for so long as Tenant is in occupancy of any part of the Demised Premises, (i) a policy of commercial general liability insurance, including coverage from premises, products, completed operations, property damage, contractual and personal injury liability, and liquor law legal liability coverage (if applicable) covering the services and products to be provided, and the acts, omissions and obligations undertaken by Tenant under or pursuant to this Lease, (ii) an “all-risk” property insurance policy, covering the permanent fixtures alterations, improvements and betterments installed by Tenant or on behalf of Tenant and/or paid for or purchased by Tenant (including, without limitation, the Initial Work), in an amount equivalent to the insurable value of said property defined as the “cost to replace or reconstruct new without deduction for physical depreciations”; (iii) “all risk” business income (interruption) insurance in such amounts as Landlord shall reasonably require (not to exceed twelve (12) months of Fixed Annual Rent and Additional Rent),  (iv) workers’ compensation insurance and disability insurance, as required by law, (v) all insurance coverage required by federal, state or local law and statute, (vi) employer’s liability insurance, with New York State statutory coverage, (vii) employment practices liability insurance, including third party coverage, in reasonably prudent amount, and (viii) such other insurance, in such amounts, as Landlord may require from time to time which is consistent with insurance then presently in effect for similarly operating tenants in first-class office buildings in Midtown Manhattan.

B.           As of the Commencement Date, said commercial general liability insurance shall provide coverage on an occurrence basis with a minimum limit of liability of (x) $10,000,000.00 per occurrence for bodily injury (including death), whether involving one or more persons and (y) $15,000,000.00 per occurrence in respect of property damage, is to be written without a policy annual aggregate limit of liability, and without the inclusion of any defense costs within the limit of liability.

C.           During the course of any construction by Tenant in the Demised Premises and until completion thereof, Tenant agrees to obtain and maintain in full force and effect commercial property or builder’s risk insurance on an "all-risk" basis (including collapse) on a completed value non-reporting form with wording at least equivalent to the standard Insurance Services Offices "Special" perils form for full replacement value covering the interest of Landlord and Tenant (and their respective contractors and subcontractors) in all work incorporated in the Building. In addition, Tenant shall take out on or prior to the commencement of operations in the Demised Premises, upon completion of work insured in a builder’s risk policy, and keep in force during the Lease Term, (i) commercial property insurance, providing coverage at least as broad as in the Insurance Services Office "Special" perils form (or its equivalent), in an amount sufficient to cover 100% of the replacement cost of all betterments and improvements to the Demised Premises (including the Initial Work), and all trade fixtures, furniture, furnishings, equipment and-other Tenant’s Property, which insurance shall reflect that Tenant has an insurable interest in all such betterments and improvements, with such commercially reasonable deductible(s), not to exceed $10,000.00, as maybe determined by Tenant in its reasonable discretion, and (ii) business interruption/extra expense insurance in an amount equal to twelve (12) months of net profit plus necessary continuing expenses, including without limitation Fixed Annual Rent and Additional Rent, covered for the same perils as are required for Tenant’s property hereunder, provided that any such insurance with respect to expenses payable to Landlord under this Lease shall be payable to Landlord as loss payee in the event of a covered loss. Such policies shall comply with all applicable terms of this Article 50 and shall be payable to Landlord as loss payee in the event of a covered loss with respect to betterments and improvements in the Demised Premises.

D.           All insurance required herein other than worker’s compensation, disability, and employer’s liability, shall state that Tenant is the named insured and shall be endorsed to state that Landlord, Landlord’s managing agent, and all Superior Lessors and Superior Mortgagees of whom Tenant has been notified (and such other reasonable persons as Landlord may request by notice to Tenant from time to time) are named as additional insureds, in the broadest form of such coverage from time to time generally available in New York City. Each such policy (i) shall be written on a primary and non-contributory basis and without regard to any other insurance available to any additional insureds and (ii) shall pay the costs of the defense of any additional insureds. In addition, each such policy shall be issued by one or more insurers in a financial size category of not less than “Class IX” and with general policy holders ratings of not less than “A”, as rated by A.M. Best or the then equivalent thereof, and licensed to do business and issue such policies in the State of New York.  Tenant shall pay all premiums and charges therefor and upon failure to do so, Landlord may, but shall not be obligated to, make such payments, in which event Tenant agrees to pay the amount thereof to Landlord on demand, as Additional Rent.  A duplicate original insurance policy or appropriate insurance binder evidencing the aforesaid insurance coverage shall be delivered to Landlord together with any endorsements thereto, on the Commencement Date and thereafter renewals or replacements thereof shall be delivered to Landlord at least fifteen (15) days prior to the expiration of any expiring policy.  Such insurance policy or certificate shall contain a provision that no act or omission of Tenant will affect or limit the obligation of the insurance company to pay the amount of any loss sustained and that the insurance afforded thereunder shall not be canceled, nonrenewed, or coverage thereunder reduced except upon thirty (30) days' prior written notice to Landlord.  Such insurance policy shall also specifically provide coverage for Tenant's indemnification and hold harmless obligations set forth hereof which coverage shall include, in substance, the entire text of the indemnity clause contained hereof.  Any insurance binder delivered to Landlord shall also specifically reflect coverage of Tenant’s aforementioned indemnification obligation.  Tenant shall cooperate with Landlord in connection with the collection of any insurance monies that may be due in the event of loss and Tenant shall promptly execute and deliver to Landlord such proofs of loss and other instruments which may be required to recover any such insurance monies.  In the event Tenant shall fail to obtain such insurance, Landlord may, but shall not be obligated to, obtain the same, in which event the amount of the premium paid shall be paid by Tenant to Landlord upon demand as Additional Rent.  Landlord shall also have the right, at any time and from time to time during the term of this Lease on not less than thirty (30) days' notice to Tenant, to require that Tenant increase the amounts and/or kinds of coverage required to be maintained under this Article 50 to the amounts and/or kinds of coverages then required by Landlord of tenants entering into new leases in the Building.

E.           Each party agrees to use its best efforts to include in each of its policies insuring against loss, damage or destruction by fire, a waiver of the insurer's right of subrogation against the other party in connection with any loss or damage covered by any such policy or permission to release third parties from liability resulting from such casualties.  If such waiver or permission shall not be, or shall cease to be, obtainable without additional charge or at all, the insured party shall promptly so notify the other party.  In any case in which such waiver or permission shall cease to be obtainable without additional charge, if the other party shall so elect and shall pay the insurer's additional charge therefor, such waiver or permission shall be included in the policy.

F.           Landlord and Tenant hereby mutually release each other from, waive, and shall cause their respective insurance companies to release and waive, any and all rights of recovery, claims (including a claim for negligence), actions or causes of action against the other claim which it might otherwise have against the other party, its partners, agents or employees for loss, damage or destruction with respect to its property (including rental value or business interruption) occurring during the term of this Lease but only if and to the extent to which (assuming no deductibles) such party is covered under a policy of collectible insurance containing a waiver of subrogation provision or permission as provided in Article 9 hereof or this Article 50.  If notwithstanding the recovery of insurance proceeds by either party for loss, damage or destruction of its property (or rental value or business interruption) the other party is liable to the first party with respect thereto or is obligated under this Lease to make replacement, repair or restoration, then provided the first party's right of full recovery under its insurance policies is not thereby prejudiced or otherwise adversely affected, the amount of the net proceeds of the first party's insurance against such loss, damage or destruction shall be offset against the second party's liability to the first party therefor, or shall be made available to the second party to pay for replacement, repair or restoration, as the case may be.

G.           The waiver of subrogation or permission referred to in Sections B and C of this Article 50 shall extend to the partners, agents and employees of each party and, in the case of Tenant, shall also extend to all other permitted occupants of the Demised Premises, but only if and to the extent that such waiver or permission can be obtained without additional charge (unless such party shall pay such charge).  Nothing contained in this Article 50 shall be deemed to relieve either party from any duty imposed elsewhere in this Lease to repair, restore or rebuild or to nullify any abatement of Fixed Annual Rent provided for elsewhere in this Lease.

H.           Any employee of the Building to whom property shall be entrusted by or on behalf of Tenant shall be deemed to be acting as Tenant's agent with respect to such property and neither Landlord nor its agents shall be liable for any damage to such property nor for the loss of or damage to any property of Tenant by theft or otherwise.

I.           Anything in Sections 9(b) and (c) of this Lease to the contrary notwithstanding, Landlord's obligation to repair and restore the Demised Premises shall be limited to the mechanical and structural elements of the Building, Building systems  up to the point of connection to the Demised Premises, the core and shell of the Building, the outer walls, ceilings and floors of the Demised Premises, and the public portions of the Building, all in accordance with standards applicable to comparable first-class office buildings in Midtown Manhattan. Tenant alone shall be required to repair and restore all betterments and improvements (including Tenant Alterations and the Initial Work) and all personal property of Tenant in the Demised Premises, with reasonable dispatch after any casualty.  Any abatement of Fixed Annual Rent and Additional Rent provided in this Lease following a casualty affecting the Demised Premises shall continue only until such time as Landlord shall have repaired and restored the foregoing elements of the Demised Premises for which Landlord is responsible to the limited extent hereinabove set forth.

J.           Landlord shall obtain and keep in full force and effect during the term of this Lease (x) insurance against damage by fire and other casualty to the Building, and (y) commercial general liability insurance, including public liability and property damage, as required under any Superior Lease and Superior Mortgage (if applicable) and, in any event, with respect to insurance under clauses (x) and (y) hereof, consistent with policies maintained by landlords of comparable first-class office buildings in midtown Manhattan.

51. Indemnification.

A.           To the fullest extent permitted by law, and subject to the waiver of subrogation provisions set forth above, Tenant shall indemnify and save harmless Landlord and Landlord's contractors, licensees, partners, members, officers, agents, employees and invitees (collectively, the “Landlord Indemnitees”) and, at Landlord's option, defend Landlord Indemnitees against and from (i) any and all claims against the Landlord Indemnitees directly or indirectly of whatever nature arising wholly or in part from any act, omission or negligence of Tenant or Tenant’s contractors, licensees, agents, officers, partners, members, employees, and invitees;  (ii) except to the extent such losses arise out of the negligence or willful misconduct of the Landlord Indemnitees, any and all claims against any or all of the Landlord Indemnitees arising directly or indirectly from any accident, injury or damage whatsoever caused to any person or to the property of any person and occurring during the term of this Lease in or about the Demised Premises, (iii) any and all claims against any or all of the Landlord Indemnitees occurring outside of the Demised Premises but anywhere within or about the Land or the Building, where such accident, injury or damage results or is claimed to have resulted wholly or in part from any negligence or wrongful act or omission of any Tenant Indemnitees; (iv) any breach, violation or non-performance of any covenant, condition or agreement in this Lease set forth and contained on the part of Tenant to be fulfilled, kept, observed and performed; and (v) any cost, liability or. responsibility for the payment of any sales tax with respect to any installations, furniture, furnishings, fixtures or other improvements located, installed or constructed in the Demised Premises, or the filing of any tax return in connection therewith (although Landlord agrees to execute any such return if required by law) regardless of whether such tax is imposed upon Landlord or Tenant.  This indemnity and hold harmless agreement shall include indemnity from and against any and all liability, fines, suits, demands, costs, damages and expenses of any kind or nature (including without limitation reasonable attorney's and other professional fees and disbursements) incurred in or in connection with any such claims (including any settlement thereof) or proceeding brought thereon, and the defense thereof but specifically excludes any claims attributable wholly or in part from the negligence or willful misconduct of the Landlord Indemnitees.

B.           To the fullest extent permitted by law, and subject to the waiver of subrogation provisions set forth above, Landlord shall indemnify and hold the Tenant and Tenant’s contractors, licensees, partners, members, officers, agents, employees (collectively, the “Tenant  Indemnitees”) and, at Tenant’s option, defend the Tenant Indemnitees against and from (i) any and all claims against the Tenant Indemnitees arising from the negligence or willful misconduct of the Landlord Indemnitees; and (ii) except to the extent such losses arise out of the negligence or willful misconduct of Tenant or Tenant’s contractors, licensees, agents, officers, partners, members, employees, and invitees, all claims against the Tenant Indemnitees arising from any accident, injury or damage whatsoever caused to any person or to the property of any person and occurring during the term of this Lease in the Building to the extent such accident, injury or damage results from the negligence or willful misconduct of the Landlord Indemnitees.  This indemnity and hold harmless agreement shall include indemnity from and against any and all liability, fines, fees, suits, demands, costs, damages and expenses of any kind or nature (including, without limitation, reasonable attorneys' and other professional fees and disbursements) incurred in or in connection with any such claims (including any settlement thereof) or proceeding brought thereon and the defense thereof but specifically excludes any claims attributable from the negligence or willful misconduct of the Tenant Indemnitees.

C.           The provisions of this Article 51 shall survive the expiration or termination of this Lease.

52. Rent; Rent Abatement; Additional Rent; Interest.

A.           Subject to the provisions of Section 52.D below, commencing on the Commencement Date, Tenant shall pay the Fixed Annual Rent set forth on Exhibit C (or Exhibit C-1 if applicable pursuant to Article 45 of this Lease) annexed hereto to Landlord without notice or demand, and without any offsets, or deductions whatsoever, except as expressly provided herein. Fixed Annual Rent shall be payable in equal monthly installments. Each monthly installment shall be due in advance, on the first (1st) day of each and every calendar month throughout the Lease Term, subject to the provisions of subsection 52.D below and provided, however, that the first (1st) monthly installment of Fixed Annual Rent shall be due on the date of this Lease.

B.           In the event that this Lease shall commence (or terminate) on a day other than the first (or last) day of a calendar month or if Tenant’s obligations for payment of Fixed Annual Rent or Additional Rent commence (or terminate) on a day other than the first (or last) day of a calendar month, Tenant shall pay Landlord with respect to such partial month an amount equal to one monthly installment of Fixed Annual Rent multiplied by a fraction, having as its numerator the number of days remaining in said month (or remaining during this Lease term) (including the day of termination) and as its denominator the total number of days in said month.

C.           If Landlord receives from Tenant any payment less than the sum of the Fixed Annual Rent, Additional Rent and other charges then due and owing pursuant to the terms of this Lease (“Partial Payment”), Landlord, in its sole discretion, may allocate such Partial Payment in whole or in part to any Fixed Annual Rent obligations of Tenant, any Additional Rent and/or any other charges or to any combination thereof  or for any period(s) that Landlord chooses, notwithstanding any designation or request by Tenant as to the items or period(s) against which any such payments shall be credited.

D.           Provided (i) this Lease is in full force and effect, and (ii) Tenant is not in default of any of the terms and conditions of this Lease beyond the applicable notice and cure periods, then Tenant shall be entitled to an abatement of Fixed Annual Rent on the first (1st) day of the first (1st), second (2nd), third (3rd), fourth (4th), fifth (5th) and sixth (6th) months of the Term.  In addition, provided (i) this Lease is in full force and effect, (ii) Tenant is not in default of any of the terms and conditions of this Lease beyond the applicable notice and cure periods, and (iii) Tenant is open and operating in all or substantially all of the Premises for a Lawful Use, then Tenant shall be entitled to an abatement of Fixed Annual Rent on the first (1st) day of the twenty-first (21st), twenty-second (22nd), twenty-third (23rd) and twenty-fourth (24th) months of the Term.  Subject to the immediately succeeding sentence, upon the occurrence and during the continuance of an Event of Default, any abatement of Fixed Annual Rent provided for in this Paragraph 52.D not previously issued by Landlord shall be tolled and the Fixed Annual Rent at the rates set forth in Exhibit C to this Lease shall be payable during the period in which Tenant would otherwise be entitled to an abatement of Fixed Annual Rent as set forth above until the date such Event of Default has been cured, at which point the tolled portion of such abatement of Fixed Annual Rent shall be reinstated.  Notwithstanding anything to the contrary contained herein, if this Lease is terminated due to a default of Tenant, Tenant shall pay Landlord as additional rent without further notice the amount of all Fixed Annual Rent abatements issued under this Lease and any abatement not previously issued by Landlord shall be deemed waived by Tenant.

E.           As used in this Lease, "Additional Rent" (whether capitalized or not) shall be and consist of all sums of money, costs, expenses, or charges of any kind or amount whatsoever (other than Fixed Annual Rent) which become due and payable by Tenant to Landlord pursuant to this Lease. Unless the time of payment is otherwise expressly set forth in this Lease, Additional Rent shall be due and payable within ten (10) after demand.  If Tenant fails to pay any Additional Rent, Landlord shall have the same rights and remedies under this Lease as in the case of non-payment of Fixed Annual Rent.

F.           In every case in which Tenant is required by the terms of this Lease to pay to Landlord a sum of money and payment is not made within five (5) days after the same becomes due, Tenant shall pay to Landlord interest on the amount outstanding from the date it initially becomes due until it is paid at an annual rate (hereinafter, the "default rate") which shall be three (3) percentage points in excess of the prime or base rate set by the New York City office of Citibank, N.A. or any successor thereof, but in no event more than the highest rate of interest which at such time shall be permitted under the laws of the State of New York.  Notwithstanding the foregoing, Landlord agrees that Tenant shall not be liable for the payment of interest at the Default Rate as hereinbefore provided with respect to the first (1st) late payment in any calendar year, provided that Tenant shall have made any such late payment to Landlord within five (5) Business Days after such payment is due.  The foregoing provision for such payments shall not be construed to extend the date for payment of any sums required to be paid by Tenant hereunder or to relieve Tenant of its obligations to pay all such sums at the time or times herein stipulated and, accordingly, notwithstanding the imposition of such payments, Tenant shall be in default under this Lease if any or all payments required to be made by Tenant are not made at the time herein stipulated, and neither the demand for, nor collection by Landlord of, such payments shall be construed as a curing of such default on the part of Tenant.

53. Fire Safety System.  Any modifications, changes or alterations to the Class E fire safety system within the Demised Premises (the "Fire Safety System"), including without limitation speakers, strobes and pull stations, that are required by applicable law and/or required due to any act or omission of Tenant, Tenant’s particular use or occupancy of the Demised Premises, the Initial Work and/or any proposed Tenant Alterations, shall be performed at the sole cost and expense of Tenant, except to the extent such modifications, changes or alterations are required Building-wide and are not due to any act or omission of Tenant, Tenant’s particular use or occupancy of the Demised Premises, the Initial Work and/or any proposed Tenant Alterations. All modifications, changes and/or alterations to the Fire Safety System by Tenant shall be made in accordance with the provisions of this Lease (including, without limitation, Article 47) and in accordance with all applicable laws. Tenant may use only the contractor or contractors designated by Landlord with respect to any modifications, changes or alterations to the Fire Safety System. Subsequent to any modifications, changes or alterations to the Fire Safety System by Tenant, same shall be repaired and maintained only by the contractors designated by Landlord from time to time, at Tenant's cost.

54. Assignment, Mortgaging, Subletting, Etc.

A. Except as otherwise expressly provided herein to the contrary, Tenant covenants and agrees for Tenant and its successors, assigns and legal representatives, that neither this Lease nor the term and estate hereby granted, nor any part hereof or thereof, will be assigned, mortgaged, pledged, encumbered or otherwise transferred (whether voluntarily, involuntarily, by operation of law, or otherwise), and that neither the Demised Premises, nor any part thereof, will be encumbered in any manner by reason of any act or omission on the part of Tenant or will be used or occupied, or permitted to be used or occupied, or utilized for desk space or for mailing privileges or as a concession, by anyone other than Tenant, or for any purpose other than as hereinbefore set forth, or will be sublet, without the prior written consent of Landlord in every case. A transfer, either directly or indirectly, of a fifty (50%) percent or greater interest (whether stock, partnership interest or otherwise) of Tenant shall be deemed to be an assignment of this Lease, whether such transfer occurs in one transaction or in any series of transactions.  Notwithstanding anything to the contrary herein, the offering, sale or transfer of stock or other beneficial interest that is accomplished through a public “over the counter” securities market or through a recognized stock exchange shall not be deemed to constitute an assignment of this Lease and shall be permitted without Landlord’s consent, provided Tenant gives Landlord prior notice thereof.

B. If at any time during the term of this Lease, Tenant determines to seek to assign this Lease or to sublet all or any portion of the Demised Premises, Tenant shall notify Landlord in writing of such proposal and shall submit to Landlord an executed counterpart of the proposed term sheet or letter of intent which shall contain all material terms and conditions of the proposed assignment or sublease, including, without limitation, the name of the proposed assignee or subtenant, the proposed effective date (the “Start Date") of such assignment and/or the commencement date of any sublease, as applicable (which date shall be no less than forty-five (45) days and no more than one hundred twenty (120) days after the date of Tenant's notice to Landlord), the proposed use of the Demised Premises, the proposed term and space (in the case of a sublease), and the proposed rental (collectively, the "Sublease or Assignment Statement").  If the Sublease or Assignment Statement proposes to (i) assign the Lease, (ii) sublease any portion of the “retail portion” of the Demised Premises, or (iii) sublease fifty percent (50%) or more of the “office portion” of the Demised Premises, Landlord shall have the right, exercisable within twenty (20) days after Landlord's receipt of the Sublease or Assignment Statement, to elect to terminate this Lease as of the Start Date as to all (in the case of an assignment) or such portion (in the case of a subletting) of the Demised Premises, or may elect to or sublet (in its own name or that of its designee) such portion of the Demised Premises being proposed to be sublet or assigned (such terminated or recaptured space being referred to herein as the "Recapture Space"), on the terms and conditions set forth in the Sublease or Assignment Statement, subject to the further provisions of Section 54.C set forth below. If Landlord fails to notify Tenant of its election to terminate this Lease or to sublease such portion of the Demised Premises being proposed to be sublet within such twenty (20) day period, Tenant shall have the right to send a notice to Landlord stating at the top in capitalized, bold, 14 point font “FAILURE TO ELECT TO TERMINATE THE LEASE OR SUBLEASE THE PORTION OF THE DEMISED PREMISES BEING PROPOSED TO BE SUBLET WITHIN FIVE (5) BUSINESS DAYS AFTER THE RECEIPT OF THIS NOTICE BY LANDLORD SHALL RESULT IN LANDLORD BEING DEEMED TO HAVE ELECTED NOT TO RECAPTURE THE DEMISED PREMISES OR SUBLEASE THE PORTION OF THE DEMISED PREMISES BEING PROPOSED TO BE SUBLET”, and if Landlord shall not give notice to Tenant of Landlord's election to terminate the Lease or sublet the portion of the Demised Premises being proposed to be sublet, within such five (5) Business Day period, Landlord shall be deemed to have elected not to terminate the Lease or to sublease the portion of the Demised Premises being proposed to be sublet. Such notice may be given to Landlord on or after the date that is thirty (30) days after the date Tenant has duly submitted the Sublease or Assignment Statement. Notwithstanding the foregoing, the provisions of this Section 54B shall not apply to an assignment of the Lease or subletting of the Premises in connection with a Permitted Transfer (as hereinafter defined).

C. (i)   If Landlord shall exercise its option to sublet the Recapture Space, then, notwithstanding the terms contained in the Sublease or Assignment Statement, such sublease (a "Recapture Sublease") to Landlord or its designee as subtenant (the "Recapture Subtenant") or assignee shall:

1. be at a rate, at all times throughout the term of the Recapture Sublease, equal to the lesser of (x) the rate set forth in the Sublease or Assignment Statement or (y) the rental rate per square foot then being paid by Tenant to Landlord hereunder, multiplied by the square footage proposed to be sublet;

2. otherwise be upon the same terms and conditions as those contained in the Sublease or Assignment Statement (other than, in the case of an assignment, payment of consideration therefor to Tenant) and (except as modified by the Sublease or Assignment Statement) the terms and conditions contained in this Lease, except such as are irrelevant or inapplicable and except as otherwise expressly set forth to the contrary in this paragraph;

3. give the Recapture Subtenant the unqualified and unrestricted right, without Tenant's permission, to assign such sublease and to further sublet the Recapture Space or any part thereof and to make any and all changes, alterations, and improvements in and to the Recapture Space;

4. provide in substance that any such changes, alterations, and improvements made in the Recapture Space may be removed, in whole or in part, prior to or upon the expiration or other termination of the Recapture Sublease provided that any material damage and injury caused thereby shall be repaired;

5. provide that (x) the parties to such Recapture Sublease expressly negate any intention that any estate created under the Recapture Sublease be merged with any estate held by either of said parties, (y) prior to the commencement of the term of the Recapture Sublease if so provided in the Sublease or Assignment Statement, Tenant, at its expense, shall make such alterations as may be required or reasonably deemed necessary by the Recapture Subtenant to physically separate the Recapture Space from the balance of the Demised Premises and to provide appropriate means of access thereto and to the public portions of the balance of the floor such as toilets, janitor's closets, telephone and electrical closets, fire stairs, elevator lobbies, etc., and (z) at the expiration of the term of such Recapture Sublease, Tenant will accept the Recapture Space in its then existing condition, broom clean; and

6. provide that the Recapture Subtenant or occupant shall use and occupy the Recapture Space for any purpose approved by Landlord (without regard to any limitation set forth in the Sublease or Assignment Statement).

(ii) If Recapture Subtenant is unable to give Tenant possession of the Recapture Space at the expiration of the term of the Recapture Sublease by reason of the holding over or retention of possession of any tenant or other occupant, then (w) until the date upon which Recapture Subtenant gives Tenant possession of such Recapture Space free of occupancies, Recapture Subtenant shall continue to pay all charges previously payable (increased, as appropriate, to reflect any higher holdover rental received by Recapture Subtenant from any such occupant), and comply with all other obligations under the Recapture Sublease and the provisions of subsection 54.C.(ii) shall continue to apply, (x) neither the Expiration Date nor the validity of this Lease shall be affected, (y) Tenant waives any rights under Section 223-a of the Real Property Law of New York, or any successor statute of similar import, to rescind this Lease and further waives the right to recover any damages from Landlord or Recapture Subtenant that may result from the failure of Landlord to deliver possession of the Recapture Space at the end of the term of the Recapture Sublease, and (z) Recapture Subtenant, at Recapture Subtenant's expense, shall use its reasonable efforts to deliver possession of such Recapture Space to Tenant and in connection therewith, if necessary, shall institute and diligently and in good faith prosecute holdover and any other appropriate proceeding against the occupant of such Recapture Space.

(iii) The failure by Landlord to exercise its option to terminate the Lease or recapture the Recapture Space under Section 54.B with respect to any subletting or assignment shall not be deemed a waiver of such option with respect to any extension of such subletting or assignment or any subsequent subletting or assignment, and Landlord shall have the right to do so in connection with any proposed further assignment or subletting, subject to the terms of this Article 54.

(iv) If Landlord exercises its option to terminate the Lease or recapture the Recapture Space under Section 54.C, Landlord shall be free to, and shall have no liability to Tenant if Landlord shall lease the Demised Premises (or portion thereof, if applicable) to Tenant's proposed assignee or subtenant, as the case may be.

D. Notwithstanding anything to the contrary contained herein, if Landlord shall not exercise its rights pursuant to Section 54.B above within the time period set forth above (or shall be deemed to have elected not to exercised its rights pursuant to Section 54.B above), Landlord shall not unreasonably withhold or delay its consent to any proposed assignment or subletting provided, which approval or disapproval shall be given within twenty (20) days after Landlord’s receipt of the Final Agreement (as hereinafter defined) and such other documentation and information regarding the proposed assignee or subtenant as Landlord shall reasonably request:

(i) the proposed assignee or subtenant is a reputable party of a financial standing which, in Landlord's reasonable judgment, will allow such proposed assignee or subtenant to meet its obligations under this Lease, or under such sublease, as the case may be, as they become due;

(ii) the nature and character of the proposed subtenant or assignee, its business activities shall be consistent and the then standards of the Building and the intended use or the Demised Premises shall be a Lawful Use, and the proposed assignee or subtenant has at least five (5) years’ experience operating for the proposed Lawful Use;

(iii) the proposed assignment or subletting does not violate any negative covenants as to use contained in any other lease made with any other tenant(s) of the Building;

(iv) neither the proposed assignee, or subtenant, nor any corporation or other entity which controls or is controlled by such assignee or subtenant or is under common control with such assignee or subtenant, is then a tenant or occupant of any part of the Building or a person or entity then negotiating with Landlord to lease space in any portion of the Building, if Landlord then has comparable space available for a comparable term (collectively "Building Tenant");

(v) there shall be no default by Tenant under any of the terms, covenants and conditions of this Lease beyond the expiration of any applicable notice and cure periods at the time that Landlord's consent to any such assignment or subletting is requested and on the Start Date of the assignment or the proposed sublease which has continued beyond the applicable grace period thereof;

(vi) Tenant shall reimburse Landlord for any actual out-of-pocket expenses that may be incurred by Landlord in connection with the proposed assignment or subletting, including without limitation the reasonable costs of making investigations as to the acceptability of a proposed assignee or subtenant and reasonable legal expenses incurred in connection with the granting of any requested consent to the assignment or subletting, not to exceed $5,000.00 with respect to each such assignment or sublease (Landlord agreeing to provide back-up with respect to such expenses);

(vii) the Demised Premises shall not, without Landlord's prior consent, have been publicly listed or publicly advertised (except that listings with brokers shall be permitted) for subletting at a rental rate less than the prevailing rental rate set by Landlord for comparable retail or office space in the Building;

(viii) such proposed subletting shall not result in there being more than two (2) occupants in the Demised Premises (including Tenant) at any one time, and Tenant shall be responsible for making any alterations to the Demised Premises to comply with applicable Legal Requirements, including any further amendments to the certificate of occupancy or public assembly permits, the American with Disabilities Act and the Quality Standards, as a result of such subletting or assignment;

(ix) Tenant and the proposed assignee or subtenant shall have executed an assignment and assumption agreement or sublease agreement, as applicable, in form and substance reasonably acceptable to Landlord, and provide Landlord with a fully-executed copy of the same (the “Final Agreement”);

(x) the Guaranty shall be in full force and effect and shall remain in full force and effect, and the Guarantor shall reaffirm in writing to Landlord that the Guaranty remains in full force and effect notwithstanding any such assignment or sublease, subject to Guarantor’s right to be released upon delivery of a Substitute Guaranty (as defined in the Guaranty), from the Substitute Guarantor (as defined in the Guaranty) and compliance with the conditions thereto set forth the Guaranty; and

(xi) the event that the proposed assignee or subtenant is not incorporated, formed, or organized in the State of New York, such assignee or subtenant shall, prior to the effective date of such assignment or the commencement date of such sublease, as the case may be, appoint an agent registered in the State of New York as such assignee’s or subtenant’s attorney-in-fact and agent in such assignee’s or subtenant’s name, place and stead to accept service of process in any action, suit or proceeding, and such assignee or subtenant shall promptly give Landlord notice of the identity or address of such registered agent and shall consent in writing to service of process by certified or registered mail to such registered agent or in any other manner.

E.           If Landlord fails to so grant or deny its consent to the proposed assignment or sublease within the aforesaid twenty (20) day period, Tenant shall have the right to send a notice to Landlord stating at the top in capitalized, bold, 14 point font “FAILURE TO ELECT TO GRANT OR DENY CONSENT TO TENANT’S PROPOSED ASSIGNMENT OR SUBLETTING WITHIN FIVE (5) BUSINESS DAYS AFTER THE RECEIPT OF THIS NOTICE BY LANDLORD SHALL RESULT IN LANDLORD BEING DEEMED TO HAVE CONSENTED TO SUCH PROPOSED ASSIGNMENT OR SUBLETTING”, and if Landlord shall not give notice to Tenant of Landlord's election to grant or deny Tenant’s proposed assignment or subletting within such five (5) Business Day period, Landlord shall be deemed to have consented to such assignment or subletting, as the case may be.

F.           Notwithstanding anything to the contrary contained herein, the provisions of Section 54.B, Section 54.C, Section 54.D and Section 54.E shall not be applicable with respect to an assignment of the Lease or subletting of the Demised Premises in connection with a Permitted Transfer (as hereinafter defined).

G.           Each assignment or subletting pursuant to this Article 54 shall be subject to all of the covenants, agreements, terms, provisions and conditions contained in this Lease. Tenant covenants and agrees that, notwithstanding such assignment or any such subletting to any subtenant and/or acceptance of rent or additional rent by Landlord from any assignee or any subtenant, Tenant shall and will remain fully liable for the payment of the Fixed Annual Rent and Additional Rent due and to become due hereunder and for the performance of all the covenants, agreements, terms, provisions and conditions contained in this Lease on the part of Tenant to be performed. Tenant further covenants and agrees that notwithstanding any such assignment or subletting, no other and further assignment, underletting or subletting of the Demised Premises or any part thereof shall or will be made except upon compliance with and subject to the provisions of this Article 54.

H.           If this Lease be assigned, or if the Demised Premises be sublet or occupied by anybody other than Tenant, Landlord may, after default by Tenant beyond the giving of any required notice and expiration of the applicable cure period therein, collect rent from the assignee, subtenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver by Landlord of any of Tenant's covenants contained in this Article 54 or the acceptance of the assignee, subtenant or occupant as Tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant contained in this Lease.

I.           As a condition to Landlord’s consent to any proposed assignment or subletting, Landlord may require Tenant to deposit additional security in an amount up to fifty percent (50%) of the security then on deposit with Landlord hereunder in order to secure performance of the obligations of Tenant accruing from and after the commencement date of any proposed sublease or the effective date of any proposed assignment.

J.           Landlord shall be entitled to receive from Tenant (as and when received by Tenant) as an item of Additional Rent fifty percent (50%) of all amounts received by Tenant from any assignee or subtenant in excess of the amounts payable by Tenant to Landlord hereunder (the “Transfer Premium”).  The Transfer Premium shall be reduced by the reasonable brokerage commissions, marketing costs and legal fees, market tenant improvement costs and market rental concessions actually paid by Tenant in order to assign the Lease or to sublet a portion of the Demised Premises, provided that Tenant provides Landlord with a breakdown of all transaction costs associated with such assignment or sublet at the time Tenant obtains Landlord’s consent. “Transfer Premium” shall mean all Annual Fixed Rent, Additional Rent and/or other consideration of any type whatsoever payable by the assignee or subtenant to Tenant in excess of the Annual Fixed Rent and Additional Rent payable by Tenant under this Lease.  If less than all of the Demised Premises is transferred, the Annual Fixed Rent and the additional rent shall be determined on a per rentable square foot basis. The Transfer Premium also shall include, but not be limited to, key money and/or bonus money paid by the assignee or subtenant to Tenant in connection with such assignment or sublease, and any payment in excess of fair market value for services rendered by Tenant to the assignee or subtenant or for assets, fixtures, inventory, equipment, furniture, Tenant Alterations or other personal property transferred by Tenant to the assignee or subtenant in connection with such transfer.  For purposes of calculating the Transfer Premium, expenses will be amortized over the life of the sublease or the remaining Term of this Lease in the case of an assignment.  Notwithstanding the foregoing, the provisions of this Section 54.J shall not apply to an assignment of the Lease or subletting of the Premises in connection with a Permitted Transfer.

K.           Tenant shall indemnify and hold Landlord harmless of and from any and all loss, costs, damage or expense (including, without limitation reasonable attorneys' fees and disbursements) incurred by Landlord by reason of any claim of or liability to any real estate broker or other finder for a brokerage commission which may be due or payable on account of any proposed assignment or subletting.

L.           Any assignee of Tenant, upon an assignment contemplated by this Article, shall agree in writing for the express benefit of Landlord to be bound by all of the terms, conditions and covenants to be performed or observed by Tenant hereunder.

M.           Regardless of Landlord’s consent to an assignment or sublease, no assignment or sublease shall release Tenant or alter the primary liability of Tenant to pay the Annual Fixed Rent and/or Additional Rent due Landlord hereunder and to perform all other obligations to be performed by Tenant hereunder or release any guarantor from its obligations under its guaranty.

N.           The consent by Landlord to any assignment or sublease shall not constitute a consent to any subsequent assignment or sublease by Tenant or to any subsequent or successive transfer by an assignee or subtenant.

O.           On the occurrence of an event of default under this Lease, Landlord may proceed directly against Tenant, any guarantors or anyone else responsible for the payment and/or performance of this Lease, including any subtenant or assignee, without first exhausting Landlord’s remedies against any other person or entity responsible therefor to Landlord, or any security held by Landlord.

P.           Notwithstanding any provision of this Lease to the contrary, Tenant shall have the right, without Landlord’s prior written consent, but upon at least twenty (20) days prior written notice to Landlord (which notice must be accompanied by the accountant’s certification, if required pursuant to the following provisions of this Section 54.P) to (each a “Permitted Transfer”): (x) assign this Lease or sublet the Demised Premises to, or to permit occupancy of any portion of the Demised Premises by, any party that is an Affiliate (as hereinafter defined) but only for long as such party remains an Affiliate, and (y) to assign this Lease to (a) any entity that acquires all or substantially all of the assets or stock of Tenant, (b) any entity into which Tenant is merged, and (c) any entity resulting from a consolidation of Tenant with another entity, provided that, in the case of an assignment pursuant to (a), (b) or (c) above, such acquisition, merger or consolidation or other transaction, as the case may be, is for a good business purpose and not principally for the purpose of transferring the leasehold estate created by this Lease, provided that in each instance:  (i) Tenant shall remain fully liable during the unexpired Term; (ii) any such assignment or sublease or occupancy shall be subject to all of the terms, covenants, conditions, provisions and agreements of this lease, and (I) such assignee shall execute, acknowledge and deliver to Landlord, prior to the proposed effective date of such assignment, an agreement in form and substance reasonably satisfactory to Landlord or Landlord’s counsel, whereby such assignee shall agree to be bound by and upon and shall expressly assume all of the terms, covenants, conditions, provisions and agreements set forth in this lease on the part of Tenant to be performed, or (II) such subtenant or occupant shall execute, acknowledge and deliver to Landlord, prior to the proposed effective date of such sublease or occupancy, an agreement in form and substance reasonably satisfactory to Landlord or Landlord’s counsel, whereby such subtenant or occupant shall be bound by all of the obligations of this lease; (iii) a complete and accurate copy of all instruments in connection therewith shall be delivered to Landlord before the proposed effective date thereof, together with appropriate documentation which corroborates that such assignee or is an Affiliate of Tenant; (iv) the assignee or subtenant or occupant will use the Demised Premises solely for a Lawful Use, and for no other purposes; (v) Tenant is not then in default of any of the terms, covenants, conditions, provisions and agreements of this Lease, beyond the expiration of any applicable notice and cure period, at the time of any notice to Landlord, or on the effective date of such assignment or sublease; and (vi) immediately after giving effect to any such acquisition, merger, consolidation or other transaction, as the case may be, the successor entity which is or becomes the owner of the leasehold estate under this Lease, shall have a net worth, exclusive of good will, as determined in accordance with generally accepted accounting principles (“GAAP”) and represented to Landlord by an independent certified public accountant (and certified to Landlord by an officer of Tenant, by certification in form and substance reasonably satisfactory to Landlord), at least equal to the lesser of (x) tangible net worth, similarly determined, of Tenant as of the date of this Lease, or (y) a tangible of net worth equal to twenty times (20X) the annual fixed rent under this Lease (and, if such tangible net worth cannot be achieved, Tenant may provide additional security to Landlord).  For the purposes of this paragraph P, an “Affiliate of Tenant” shall be deemed to be a corporation or other entity, which directly or indirectly “controls” (as hereinafter defined), is controlled by, or is under common control with, Tenant, Tenant’s parent organization, or a Subsidiary of Tenant.  As used herein, “control” shall mean the power to direct the operation and management of a corporation, partnership, limited liability company or other entity, whether pursuant to the ownership of stock, partnership interest, membership interest or other beneficial interest, respectively, as the case may be, or pursuant to contract. Upon making a sublease or assignment to any Affiliate, Tenant shall notify Landlord and certify to Landlord the manner in which such Affiliate is related to Tenant.  If, after any interest has been transferred to an Affiliate, such entity no longer qualifies as an Affiliate as defined in this paragraph P, such assignment or sublease shall be deemed a new assignment or subletting to which the provisions of this Article  shall apply.  The provisions of Section 54.B, Section 54.C, Section 54.D, Section 54.E and Section 54.J shall not be applicable with respect to an assignment of the Lease or subletting of the Demised Premises in connection with a Permitted Transfer.

Q.           Notwithstanding anything to the contrary contained herein, Tenant shall have the right without the consent of Landlord, but upon at least twenty (20) days prior written notice to Landlord, to do any of the following: (x) issue additional shares of stock or other financial instruments, or other beneficial interests in connection with a financing, spin-off, “going private” transaction, mezzanine financing; and (y) reorganize, consolidate, or restructure the corporate organization of the Tenant and its Affiliate in one or more transactions for a good business purpose and not principally for the purpose of transferring the leasehold estate created by this Lease.  The provisions of Section 54.B, Section 54.C, Section 54.D, Section 54.E and Section 54.J shall not be applicable with respect to an assignment of the Lease or subletting of the Demised Premises in connection with any transaction covered by this Section 54.Q.

55. Services Provided by Landlord.

A.           Access; Passenger Elevator.  Tenant its agents, servants, employees, contractors, licensees and invitees shall, at all times, have direct access to the Demised Premises through any of the entry doors leading directly into the Demised Premises seven (7) days a week, twenty-four (24) hours a day, three hundred sixty-five (365) days per year.  Neither Tenant nor its agents, servants, employees, contractors, licensees and invitees shall have the right to use any of the lobby entrances into the Building, except that the lobby entrance on the 38th Street side of the Building may be used on a non-exclusive basis for the sole purpose of utilizing one (1) passenger elevator located therein for access to the Mezzanine area of the Demised Premises with respect to (i) Tenant and its employees, and (ii) Tenant’s invitees, solely to the extent necessary and required by applicable law (e.g., The Americans with Disabilities Act, as amended, and Local Law 58/1987 of the City of New York, as amended), subject in all cases, to Landlord’s rules and regulations regarding identification for access. Notwithstanding the foregoing, if during the term of this Lease, Tenant either assigns this Lease or sublets all or a portion of the “office portion” of the Demised Premises for use as a general and administrative office use (as opposed to such “office portion” being used for general or administrative office use which is ancillary to the primary use of the Demised Premises), the occupants of the “office portion” of the Demised Premises shall have the non-exclusive right of access to, from and over the passenger elevators located in the 5th Avenue lobby entrance to the Building for access to and from the office portion of the Demised Premises, subject to Landlord’s rules and regulations regarding identification for access. In addition, Tenant shall have the non-exclusive right of access to, from and over the common, public and service areas of the Building as expressly set forth in this Lease.

B.           Freight Elevator.  The Fixed Annual Rent does not reflect or include any charge to Tenant for the furnishing of any necessary freight elevator facilities on Business Days from 8:00 a.m. to 5:00 p.m. (exclusive of a one-hour mid-day break for the operator, to be determined from time to time per union agreement or otherwise), during which period non-exclusive use of the freight elevator shall be available at no cost to Tenant. If Landlord furnishes any freight elevator services at the request of Tenant during other times, Tenant shall pay Landlord, on demand, as Additional Rent for such service, at Landlord's then-established rates for such service provided after Business Hours; provided, however, that at no cost to Tenant, Landlord shall provide up to an aggregate of seventy-five (75) hours of non-exclusive overtime freight elevator service in connection with the Initial Work, Tenant’s Fixturing and/or move-in to the Demised Premises.  Landlord shall notify Tenant on weekly basis of the amount of overtime freight elevator service is utilized in connection with the Initial Work.  As of the date hereof, Landlord's established charge for the provision of overtime freight elevator facilities is (a) $150/hour prior to Tenant opening the Demised Premises for business to the public, and (b) $100/hour from and after Tenant opening the Demised Premises for business to the public, in all such instances, with a one (1) hour minimum on Business Days (provided, however, any such overtime service shall commence immediately after Business Hours end on the date such service is requested), and a four (4) hour minimum at all other times. The foregoing charges shall be subject to increase, from time to time, to reflect any increases in the then-established rates charged by Landlord to other tenants of the Building.   Landlord shall not be required to furnish any overtime freight elevator service unless Tenant shall notify Landlord in writing of its requirement for such services prior to 2:00 p.m. on the day upon which such services are requested or by 2:00 p.m. of the last preceding Business Day if such overtime service is to occur on a day other than a Business Day.  All freight elevator service, whether or not on an overtime basis, shall be shared with other tenants and occupants of the Building on a "first-come, first-served" basis.  Tenant shall have access to the loading dock of the Building on a “first-come, first-served” basis (without affording any other tenant more favorable availability than that which is afforded to Tenant) during Business Hours on Business Days and on a reservation, “first-come, first-served” basis (without affording any other tenant more favorable availability than that which is afforded to Tenant) during non-Business Hours and non-Business Days, subject to the reasonable requirements of Landlord.

C.           Heat.  Landlord, at Landlord’s cost and expense, shall provide heat to the Demised Premises when and as required by law. Landlord shall not be required to furnish any heating service to the Demised Premises other than on Business Days during Business Hours (any such other periods being hereinafter referred to as “Overtime Periods”) unless Tenant shall notify Landlord in writing of its requirements for such services prior to 2:00p.m. of the day upon which such service is requested or by 2:00p.m. of the last preceding Business Day if such Overtime Periods are to occur on a day other than a Business Day.  If Tenant fails to give Landlord such advance notice, then the failure by Landlord to furnish or distribute any such heating services during such Overtime Periods shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rental, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant’s business or otherwise.  As of the date hereof, Landlord’s established charge for the provision of overtime heat is One Hundred Seventy-Five ($175.00) Dollars/hour, with a one (1) hour minimum on Business Days (provided, however, any such overtime service shall commence immediately after Business Hours end on the date such service is requested), and a four (4) hour minimum at all other times; such charge shall be subject to increase, from time to time, to reflect any increases in the ten-established rates charged by Landlord to other tenants of the Building.

D.           Water.  Landlord, at its sole cost and expense, shall provide cold water to the Demised Premises (other than the Basement) for ordinary drinking, cleaning, pantry, and lavatory purposes.  If Tenant uses or consumes water for any purpose other than for ordinary drinking, cleaning, pantry, and lavatory purposes, as determined in Landlord’s sole but reasonable discretion, Landlord may install a water meter, at Tenant’s sole cost and expense, to measure Tenant’s consumption of water within the Demised Premises, or any portion thereof.  The cost of the water meter and the installation thereof shall be payable by Tenant to Landlord within thirty (30) days after demand as Additional Rent.  Tenant shall pay the cost of all water consumed within the Demised Premises as measured by the water meter within thirty (30) days after bills are rendered therefor.  Tenant shall be responsible for the maintenance, repair and replacement of the water meter and any related equipment and shall maintain same in good working order throughout the Term.

E.           Supplemental A/C Units.  Tenant has advised Landlord that Tenant may want to install one or more supplemental air conditioning system (the “Supplemental A/C Unit”) within the Demises Premises (excluding the Basement).  Each Supplemental A/C Unit shall be subject to Landlord’s approval of the same as Tenant Alterations, as provided in this Lease.  In connection with any such Supplemental A/C Unit, all necessary equipment, piping, lines and feeder pumps shall be supplied and installed by Tenant, at Tenant’s sole cost and expense, and Tenant may tap into the condenser water supply of the Building by connecting each such Supplemental A/C Unit to a single valved outlet and payment therefore to Landlord of the amounts set forth in Section 55.F below.  Within forty-five (45) days prior written notice from Tenant, Landlord shall perform any draindowns and refills required for Tenants connection to the Buildings condenser water system.  Tenant shall install, operate, maintain, repair and replace each Supplemental A/C Unit in compliance with all applicable laws and all of the terms and conditions of this Lease, including without limitation, Section 47.  Tenant shall obtain all necessary approvals, permits and licenses from all applicable governmental authorities having jurisdiction relating to each Supplemental A/C Unit.  Landlord reserves the right to require Tenant to remove the Supplemental A/C Unit at the expiration of the Term or earlier termination of the Lease and to restore and repair any damage caused by such installation, use or removal.  Tenant shall pay Landlord for such usage pursuant to the provisions of Section 43 and Section 55.F hereof.

F.           Condenser Water.  Tenant shall have the right to tap a point of connection to the existing condenser water pipes of the Building to obtain up to fifty (50) tons of condenser water for any water cooled Supplemental A/C Units which may be installed by Tenant as part of Tenant Alterations, including, but not limited to, the Initial Work and, subject to compliance with the provisions of this Lease and at Tenant's sole cost and expense, the right to connect all necessary piping and valves from the Demised Premises to that point of connection, so that Tenant may obtain condenser water 24 hours a day, seven (7) days a week, three hundred sixty-five (365) days per year, and Landlord shall provide same in accordance with this Lease.  Notwithstanding the foregoing, Landlord reserves the right without any liability to Tenant whatsoever, to stop providing condenser water to Tenant when necessary by reason of accident or emergency or for repairs, alterations, replacements or improvements in or to the Building, and any failure by Landlord to furnish or distribute any such condenser water shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of any Fixed Annual Rent or Additional Rent hereunder, relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord or its agents by reason of inconvenience or annoyance, injury to or interruption of Tenant's business or otherwise, however, Landlord shall use commercially reasonable efforts to complete such repairs and resume provision of condenser water with due diligence.  As a condition precedent to any such installation by Tenant of a Supplemental A/C Unit, Tenant shall pay to Landlord, as Additional Rent, a one time "tap-in" fee per Supplemental A/C Unit of Two Thousand Five Hundred Dollars ($2,500.00) within thirty (30) days of rendition of a bill therefore, provided, however, Landlord agrees to waive the “tap-in” fee with respect to each Supplemental A/C Unit Tenant installs in connection with the Initial Work.  Tenant shall also pay Landlord for the supply of condenser water, as Additional Rent, within thirty (30) days after rendition of a bill therefore, an annual charge of Two Hundred Fifty Dollars ($250.00) per ton of cooling capacity of the system so connected by Tenant. Such annual charge shall be increased on each anniversary of the Commencement Date so that it equals (i) Two Hundred Fifty Dollars ($250.00) plus (ii) Two Hundred Fifty Dollars ($250.00) multiplied by the percentage increase, if any, in the Consumer Price Index in effect on the first day of January during such anniversary year, over that in effect on July 1, 2014. As used herein, the term "Consumer Price Index" shall mean the Consumer Price Index for All Urban Consumers published by the Bureau of Labor Statistics of the United States Department of Labor, New York, New York - Northeastern New Jersey Area, All Items (1982-84=100), or any successor index thereto, appropriately adjusted. In the event that the Consumer Price Index is converted to a different standard reference base or otherwise revised, the determination of adjustments provided for herein shall be made with the use of such conversion factor, formula or table for converting the Consumer Price Index as may be published by the Bureau of Labor Statistics or, if said Bureau shall not publish the same, then with the use of such conversion factor, formula or table as may be published by Prentice-Hall, Inc., or any other nationally recognized publisher of similar statistical information. If the Consumer Price Index ceases to be published, and there is no successor thereto, such other index as Landlord and Tenant shall agree upon in writing shall be substituted for the Consumer Price Index. If Landlord and Tenant are unable to agree as to such substituted index, such matter shall be submitted to the American Arbitration Association or any successor organization for determination in accordance with the regulations and procedures thereof then obtaining for commercial arbitration.  Notwithstanding anything to the contrary contained in this Lease, Landlord shall not be responsible to provide Tenant with hot water for the Demised Premises.

G.           Steam.  Tenant shall have the right to request a point of connection to the existing “on demand” steam main located in the sub-basement of the Building, provided that Tenant shall, at its sole cost and expense, install a steam submeter to measure the steam consumed within the Demised Premises.  In the event Landlord furnishes steam to Tenant, Tenant shall pay Landlord; (i) a onetime “tap in” fee to be determined upon the final review of Tenant’s required hourly load (mlbs); (ii) monthly charge for the use of such steam at the rate of 5% above Landlord’s Con Edison (or other utility provider) charges for steam, and DEP charges for waste water condensate removal.

H.           Intentionally Deleted.

I.           Cable TV Service; Internet Connectivity.  Landlord represents that cable TV service and internet connectivity is available in the Building, and Tenant, at its sole cost and expense, may bring such services from the cable provider servicing the Building to the Demised Premises.  Tenant shall pay the company providing cable TV service and any internet service provider directly when due prior to the imposition of any late fees or penalties.

J.           Risers.  Landlord shall make available to Tenant adequate riser space, up to but not exceeding Tenant's Percentage of the riser space in the Building, for low-wattage telecommunications, data and security wiring for the 2nd Floor portion of the Demised Premises.  Except as provided for herein, including as part of Landlord’s Contribution to Tenant’s Initial Work, Tenant, at Tenant's sole cost and expense, shall be responsible for the installation of such wiring, and such installation shall be performed only by contractors and subcontractors reasonably approved by Landlord and using means, methods and specifications reasonably approved by Landlord.  The costs of such telecommunication and security services shall be paid by Tenant directly to the applicable service provider(s).

K.           Intentionally Deleted.

L.           Sprinklers.  Tenant shall have access to, and the right to use, any existing drains, vents, water and sewer and waste lines and facilities and existing ducts, chimneys, stacks, flues, signs and sign structures, air-conditioning and exhaust facilities and the like which may, in whole or in part, serve the Demised Premises, provided that such access is legal, is in compliance with all Legal Requirements, and does not interfere with or diminish services available to other tenants or occupants in the Building. Tenant shall maintain the existing sprinklers, if any, located in the Demised Premises in good order and repair. Landlord shall not be responsible for installing or upgrading the any sprinklers or related equipment within the Demised Premises.

56. Signs.  A.   Except as otherwise expressly permitted hereunder, Tenant shall not install any sign on or about the Building or the Demised Premises, which sign can be seen from the exterior of the Demised Premises, or any sign on any exterior windows of the Demised Premises of any kind or nature whatsoever, without Landlord's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed provided same is in compliance with all Legal Requirements (including without limitation any zoning restrictions and/or requirements). All signage copy, engraving, illumination etc. for any sign shall be provided by Tenant at its sole cost and expense and shall be subject to the prior written consent of Landlord (which consent shall not be unreasonably withheld, conditioned or delayed), and shall be in compliance with all Legal Requirements (including without limitation any zoning restrictions and/or requirements), from time to time. Tenant acknowledges that Landlord’s review and approval of any proposed signage is not conducted for the purpose of determining their compliance with applicable codes and governmental regulations, which shall remain the responsibility of Tenant.  Tenant shall not place or install or maintain on the exterior of the Demised Premises any awning, canopy, banner, flag, pennant, aerial, antenna or the like, nor shall Tenant place or maintain on the glass of any window or door of the Demised Premises any sign, decoration, lettering, advertising matter, shade or blind or other thing of any kind, without Landlord's prior written consent, which consent shall not be unreasonably withheld, conditioned or delaying, provided that same is in compliance with all Legal Requirements (including without limitation any zoning restrictions and/or requirements).  Landlord shall have the right, with or without notice to Tenant, to remove any signs, awnings, canopies, etc. installed by Tenant in violation of this Article 56, from time to time, and to charge Tenant for the cost of such removal and any repairs necessitated thereby, without liability to Tenant for such removal. Tenant shall repair and maintain (in a manner that is to Landlord’s reasonable satisfaction) and, at the end of the Lease Term, remove any sign installed by or on behalf of Tenant hereunder, and Tenant shall restore any damage to the Demised Premises and/or the Building caused by such sign, its maintenance, installation or removal, at Tenant’s sole cost and expense. No signage may be electrified and all signage must comply with all Legal Requirements (including without limitation zoning restrictions and/or requirements), and provided further that any changes to the quality, size, and/or location of any approved signage and any material changes in the design of any approved signage shall be subject to Landlord’s prior written consent in accordance with this Article 56.  Notwithstanding the foregoing, Landlord’s consent shall not be required for interior-facing signs within the Demised Premises that cannot be seen from outside of the Demised Premises, provided that such signs are professionally prepared, non-electrified, dignified signs consistent with the Quality Standard and appropriate for an office building in Midtown Manhattan and are in compliance with (and installed and maintained in compliance with) all Legal Requirements (including without limitation any zoning restrictions and/or requirements). Landlord reserves the right to require Tenant to remove any such signs during the performance of any renovations, restoration, or cleaning, provided that such removal shall be at Landlord’s sole cost and expense and Landlord will use commercially reasonable efforts to provide a location for Tenant to install temporary signage during such work.

B.           Any sign permitted by the terms of this Lease (collectively, the “Sign(s)”), shall be installed and maintained subject to the following terms and conditions;

(i)           Tenant, at Tenant’s sole cost and expense, prior to installing or displaying any Sign shall first apply for, obtain and thereafter maintain and pay for throughout the Term all such sign permits as shall be required all Legal Requirements for the installation, display and maintenance of any such Sign;

(ii)           Tenant shall pay for all costs of designing, installing, maintaining, repairing and removing such Sign;

(iii)           The Signs shall at all times during the Term be kept in good order, condition and repair by Tenant, at Tenant’s sole cost and expense;

(iv)           The Signs shall at all times be of high quality as to design, arrangement, materials and workmanship, and shall not be of a temporary or makeshift character and shall be maintained by Tenant in accordance with applicable law, in a good and safe manner and subject to such reasonable restrictions as Owner may impose;

(v)           Tenant shall indemnify and hold Landlord harmless from any damage, cost, claim, liability or expense, (including, but not limited to, reasonable attorneys’ fees) arising out of or in connection with Tenant’s failure to comply with the provisions of this Article;

(vi)           The size of any Sign shall not exceed any size limitations imposed by Owner in its commercially reasonable discretion, notwithstanding any size limitations contained in applicable laws.  In no event shall Tenant display any illuminated, neon or flashing Signs in the window or in any area of the Demised Premises visible to public view from the street or exterior of the Demised Premises;

(vii)           Upon the expiration or sooner termination of this Lease, Tenant, at its own expense, shall remove all signage and restore the exterior of the Demised Premises to its original condition, reasonable wear and tear excepted. The obligations of Tenant under this Section 56 shall survive the expiration or sooner termination of this Lease.

C.           Notwithstanding anything to the contrary contained herein, Landlord and Tenant agree as follows with respect to Tenant signage:

(1) Provided that Tenant complies with all Legal Requirements (including all zoning restrictions and/or requirements), Tenant may erect and maintain a sign bearing Tenant’s name on the facade of the Building above the 5th Avenue Ground Floor portion of the Demised Premises, at Tenant’s sole cost and expense, which shall be subject to Landlord’s prior approval as to size, dimensions, location, design, content, material and mode of attachment (the “5th Avenue Façade Sign”).  The 5th Avenue Façade Sign shall be consistent with comparable first-class retail operations located in Midtown Manhattan with entrances on Fifth Avenue. The preliminary rendering for the 5th Avenue Façade Sign attached as Exhibit I hereto is hereby approved by Landlord (subject to compliance with all Legal Requirements).  If Landlord shall deem it necessary to remove the 5th Avenue Façade Sign in order to paint or make any repairs, alterations or improvements in or upon the Building or any part thereof, it shall have the right to do so, provided that Landlord causes the such sign to be removed and replaced at Landlord’s expense and further provided that Landlord uses commercially reasonable efforts to minimize the period of time that the 5th Avenue Façade Sign is removed, and further provided that Landlord uses commercially reasonable efforts to provide a location for Tenant to install temporary signage during such work;

(2) Provided that Tenant complies with all Legal Requirements (including all zoning restrictions and/or requirements), Tenant may install lettering, decals and signage  in the interior windows of the 5th Avenue Ground Floor, the 38th Street Ground Floor, and the 37th Street Ground Floor (the “Window Signage”), at Tenant’s sole cost and expense, all of which shall be consistent with the style and type of signage and lettering on other spaces leased and operated by Tenant or Tenant’s Affiliates and shall be consistent with other comparable first class retail locations located in Midtown Manhattan with entrances on Fifth Avenue and adjacent side streets.  All such Window Signage shall be subject to Landlord’s prior approval as to size, dimensions, location, design, content, material and mode of attachment, which approval shall not be unreasonably withheld or delayed. The preliminary rendering for the Window Signage attached as Exhibit I hereto is hereby approved by Landlord (subject to compliance with all Legal Requirements); and

(3) Provided that Tenant complies with all Legal Requirements (including all zoning restrictions and/or requirements), Tenant may install illuminated sign displays in the exterior windows of the 2nd Floor “office portions” of the Demised Premises fronting on 37thStreet and 38th Street ("Illuminated Displays"), at Tenant’s sole cost and expense.  All Illuminated Displays shall be set back at least eighteen (18) inches from the interior glass surface of the windows. The Illuminated Displays shall be substantially similar to the design and specifications set forth in Exhibit I annexed hereto, and shall be consistent with the style and type of Illuminated Displays in other spaces leased and operated by Tenant or Tenant's Affiliates and shall be consistent with other comparable first class retail locates location in Midtown Manhattan. All such Illuminated Displays shall be subject to Landlord’s prior approval as to size, dimensions, location, design, content, material and mode of attachment, which approval shall not be unreasonably withheld or delayed. Electricity for the Illuminated Displays shall be measured by submeters installed by Tenant at its sole cost and expense and in compliance with the terms of this Lease, and all electricity costs related thereto shall be paid by Tenant in accordance with Article 43 of this Lease.

57. Compliance with Laws.  Supplementing the provisions of Article 6 hereof, Tenant shall give prompt notice to Landlord of any notice it receives of the violation of any Legal Requirement with respect to the Demised Premises or the use or occupation thereof.  Tenant shall promptly comply with all present and future Legal Requirements with respect to the Demised Premises or any portion thereof, including any objection under the ADA (in which event Tenant shall effect such compliance at its sole cost and expense) or the Building (in which event, notwithstanding anything herein to the contrary, Landlord shall effect such compliance at its sole cost and expense unless arising out of Tenant's particular use or manner of use of the Demised Premises or the Building, and not general office use, in which latter event, Landlord shall effect such compliance at the sole cost and expense of Tenant).

58. Brokerage.  Each of Landlord and Tenant represents and warrants to the other that the sole brokers with whom it has dealt in connection with this Lease were the Brokers (as defined in Article 40.B hereof), and Landlord agrees to pay the commissions due Brokers, pursuant to separate written agreement(s).  Tenant does hereby agree to indemnify and hold Landlord harmless of and from any and all loss, costs, damage or expense (including, without limitation, reasonable attorneys' fees and disbursements) incurred by Landlord by reason of any claim of or liability to any broker other than the Brokers who shall claim to have dealt with Tenant in connection with the negotiation or consummation of this Lease. Landlord does hereby agree to indemnify and hold Tenant harmless of and from any and all loss, costs, damage or expense (including, without limitation, attorneys' fees and disbursements) incurred by Tenant by reason of any claim of or liability to any broker who shall claim to have dealt with Landlord in connection with the negotiation or consummation of this Lease.

59. Limitation on Landlord’s Liability.

A.           Tenant shall look solely to Landlord's estate and interest in the Building, including any condemnation, insurance and sale proceeds derived therefrom, for the satisfaction of any right of Tenant for the collection of a judgment or other judicial process requiring the payment of money by Landlord, subject, however, to the prior rights of any Superior Mortgagee or Superior Lessor, and no other property or assets of Landlord, Landlord's agents, officers, directors, members, principals (disclosed or undisclosed) or affiliates shall be subject to levy, lien, execution, attachment, or other enforcement procedure for the satisfaction of Tenant's rights and remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder or under law, or Tenant's use and occupancy of the Demised Premises or any other liability of Landlord to Tenant.  Neither the members or partners comprising Landlord (the "Landlord Parties"), nor the partners, members, shareholders, directors or officers of Landlord or the Landlord Parties shall be liable for the performance of Landlord's  obligations under this Lease.

B.           Except to the extent solely and directly due to the gross negligence or willful misconduct of Landlord or its agents, contractors or employees, Tenant covenants and agrees that Landlord shall not be liable to Tenant, its agents, servants or employees for any action of the elements, or for any injury or damage to the property of Tenant or others whose property is within or upon the Demise Premises, because of water or other liquids, rain or snow which may leak or flow from or to any part of the Building, including but not limited to water or liquids which may leak or flow from any pipes, gutters, leaders, appliances, plumbing, fixtures, roof or any other place or source to, from or within the Building or from the appurtenant street or sewer or as the result of surface or subsurface conditions.

60. Miscellaneous.

A.           Tenant shall not at any time prior to or during the term hereof either directly or indirectly use any contractors or labor or materials whose use in Landlord's sole judgment would create or creates any difficulty with other contractors or labor employed by Tenant or Landlord or others in the construction, maintenance or operation of the Demised Premises or the Building.

B.           If more than one person executes this Lease as Tenant, each of them understands and hereby agrees that the obligations of each of them under this Lease are and shall be joint and several, that the term "Tenant" as used in this Lease shall mean and include each of them jointly and severally and that the act of or notice from, or notice or refund to, or the signature of any one or more of them with respect to the tenancy of this Lease, including, but not limited to, any renewal, extension, expiration, termination or modification of this Lease shall be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of the persons executing this Lease had so acted or so given or received such notice or refund or so signed.

C.           As of the Commencement Date, this Lease supersedes all prior leases between Landlord and Tenant with respect to any of the space included within the Demised Premises.  All prior conversations or writings between the parties hereto or their representatives with respect to the Demised Premises are merged herein and extinguished.

D.           This Lease may not be extended, renewed, terminated or otherwise modified except by an instrument in writing signed by the party against whom enforcement of any such modification is sought.

E.           This Lease is offered to Tenant for signature with the understanding that it shall not be binding upon Landlord unless and until Landlord shall have executed and unconditionally delivered to Tenant a fully executed copy of this Lease.

F.           Tenant hereby irrevocably waives any and all right(s) it may have in connection with any zoning lot merger or transfer or development rights with respect to the Demised Premises including, without limitation, any rights it may have to be a party to, to contest, or to execute, any Declaration of Restrictions (as such term is defined in Section 12-10 of the Zoning Resolution of the City of New York effective December 15, 1961, as amended) with respect to the Demised Premises, which would cause the Demised Premises to be merged with or unmerged from any other zoning lot pursuant to such Zoning Resolution or to any document of a similar nature and purpose, and Tenant agrees that this Lease shall be subject and subordinate to any Declaration of Restrictions or any other document of similar nature and purpose now or hereafter affecting the Land or the Building. In confirmation of such subordination and waiver, Tenant shall execute and deliver promptly any certificate or instrument that Landlord reasonably may request.

G.           Nothing contained in Article 17 of the printed form shall be deemed to require Landlord to give the notices therein provided for prior to the commencement of a summary proceeding for nonpayment of rent or a plenary action for the recovery of rent on account of any default in the payment of the same, it being intended that such notices are for the sole purpose of creating a conditional limitation hereunder pursuant to which this Lease shall terminate and if Tenant thereafter remains in possession or occupancy, it shall become a holdover tenant.

H.           All of the information obtained by Tenant, its agents and/or employees with respect to financial matters (including, without limitation, costs, expenses and income) and any other matters pertaining to the Landlord and/or the Building shall be confidential, and shall not be subject to disclosure except to auditors, accountants and other professionals on a need-to-know basis, or if disclosure is required by law or in connection with any litigation.

I.           Except as expressly provided otherwise in this Lease, neither this Lease nor any obligation hereunder on  Tenant’s part to be performed (including, but not limited to, Tenant’s obligation to pay the rents provided for hereunder) shall in any way be released, discharged, impaired, excused, or otherwise affected because of Landlord’s inability to supply, furnish or make such services, fixtures, equipment, repairs, additions, improvements, alterations, and/or decorations, if any, as Landlord may be required to supply, furnish, or make hereunder or in connection herewith, or because of any delay in supplying, furnishing or making any of the foregoing, if such inability or delay directly or indirectly results from or is caused by or attributable to any cause or thing whatsoever beyond Landlord’s control, including, but not limited to, any law or ordinance or any governmental order, rule, regulation or requirement, or any shortages in supplies, materials or labor, or any acts of God, or any labor difficulties, disasters or acts of public enemies, and in any such event Landlord shall be relieved of any liability to Tenant which it might otherwise have had by reason of any such requirements.

J.           Except as expressly provided otherwise in this Lease, Landlord reserves the right, without any liability to the Tenant, except as otherwise expressly provided in this Lease, and without being in breach of any covenant of this Lease, to stop, interrupt, delay, suspend or stop service of any of the electrical service, heating, elevator, or the rendition of any other services required of Landlord under this Lease, whenever and for so long as may be necessary, by reason of accidents, emergencies, and making of repairs, or changes which Landlord is required by this Lease or by law to make or in good faith, deems advisable, or by reason of inadvertent delays. In each instance, Landlord shall exercise reasonable diligence to eliminate the cause of stoppage and to effect restoration of service and shall give Tenant reasonable notice whenever practicable of the commencement and anticipated duration of such stoppage. Except as expressly provided otherwise in this Lease, Tenant shall not be entitled to any diminution or abatement of rent or other compensation nor shall this Lease or any of the obligations of Tenant be effected or reduced by reason of the interruption, stoppage or suspense of any of the Building’s systems or services arising out of the clauses set forth herein.  Except as expressly provided otherwise in this Lease, Tenant shall not be released or excused from the performance of any of its obligations under this Lease for any failure or for interruption or curtailment of any electric energy, elevator service, heat, or for any reason whatsoever and no such failure, interruption or curtailment shall constitute a constructive or partial eviction unless due to Landlord’s willful misconduct or negligence.

K.           In the event that Landlord shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lockouts, labor troubles, inability to procure labor or materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war, fire or other casualty or other reason of a similar or dissimilar nature beyond the reasonable control of Landlord in performing work or doing acts required under the terms of this Lease, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay.  The provisions of this paragraph shall not operate to excuse Tenant from prompt payment of Annual Fixed Rent or Additional Rent or any other payments required by the terms of this Lease and shall not be construed or interpreted to extend the term.

L.           In the event of a lease termination, re-entry or dispossess by summary proceedings pursuant to Article 17 of the printed form, the Landlord may elect as damages, in lieu of liquidated damages under Section 18(c), accelerated rent ("Accelerated Rent"), discounted to present value as provided below:

(1) Accelerated Rent shall be a sum equal to the aggregate of the Fixed Annual Rent and the Additional Rent payable hereunder which would have been payable by Tenant for the period commencing with such earlier termination of this Lease or the date of any such re-entry, as the case may be, and ending with the Expiration Date, had this Lease not so terminated or had Landlord not so re entered the Demised Premises, less the aggregate fair rental value of the Demised Premises for the same period.

(2) The Accelerated Rent shall be discounted to the date payable at an annual interest rate equal to six percent (6%) per annum.

(3) The amount of Additional Rent payable under clause (i) above shall be the Additional Rent payable pursuant to this Lease during the twelve month period immediately preceding the event of default, increased at the rate of 5% per annum for the balance of the term.

(4) If the Demised Premises or any part thereof be relet by Landlord for the unexpired portion of the term of this Lease, or any part thereof, before presentation of proof of such damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall, prima facie, be the fair rental value for the Demised Premises, or part thereof, so relet during the term of the reletting.

M.           This Lease shall not be modified except by a writing signed by the party to be charged, and which writing expressly refers to this Lease, nor may this Lease be cancelled by Tenant or the Demised Premises surrendered except with the written express authorization of Landlord.

N.           The Article numbers, captions and table of contents appearing herein are inserted only as a matter of convenience and are not intended to define, limit, construe or describe the scope or intent of any Article, nor in any way affect this Lease.

O.           If any provision of this Lease or the application thereof to any person or circumstances shall to any extent be held void, unenforceable or invalid, then the remainder of this Lease or the application of such provisions to persons or circumstances other than those as to which it is held void, unenforceable or invalid shall not be affected thereby, and each provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

P.           Words and phrases in the singular shall be deemed to include the plural and vice versa, and nouns and pronouns used in any particular gender shall be deemed to include any other gender.

Q.           The rule of "ejusdem generis" shall not be applicable to limit a general statement following or referable to an enumeration of specific matters to matters similar to the matters specifically mentioned.

R.           This Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted.  In the event of any action, suit, dispute or proceeding affecting the terms of this Lease, no weight shall be given to any deletions or striking out of any of the terms of this Lease contained in any draft of this Lease and no such deletion or strike out shall be entered into evidence in any such action, suit, dispute or proceeding nor given any weight therein.

S.           Tenant hereby acknowledges that (i) any statement of square footage set forth in this Lease is intended only as a reasonable approximation thereof and (ii) no representation is or shall in any way be deemed to have been made by Landlord in this Lease with respect to any such statements.

T.           In the event any payment under this Lease shall be made in the form of a check from any person, firm or corporation other than the person, firm or corporation named in this Lease, the acceptance of same by Landlord shall not, under any circumstances, be deemed recognition of a subletting or an assignment of this Lease, regardless of the number of times that such payment shall be made by such other person, firm or corporation.

U.           No payment by Tenant or receipt by Landlord of a lesser amount than any installment or payment of Fixed Annual Rent or Additional Rent due shall be deemed to be other than on account of the amount due, and no endorsement or statement on any check or payment of Fixed Annual Rent or Additional Rent shall be deemed an accord and satisfaction.  Landlord may accept any such check or payment without prejudice to Landlord's right to recover the balance of such installment or payment of Fixed Annual Rent or Additional Rent, or pursue any other remedies available to Landlord.

V.           In the event of a breach or threatened breach by Tenant of any of the covenants or provisions of this Lease, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for.  Mention in this Lease of any particular remedy shall not preclude Landlord from any other remedy, at law or in equity.  Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant's being evicted or dispossessed, or in the event of Landlord's obtaining possession of the Demised Premises by reason of Tenant's violation of the provision of this Lease.  Tenant further agrees that it shall not interpose any noncompulsory counterclaim or counterclaims in a summary proceeding or in any other action or proceeding to evict the Tenant or otherwise recover possession of the Demised Premises and Tenant hereby waives the right to interpose any counterclaim or counterclaims in any such proceeding(s).

61. Real Property Law Section 223-a.  Except as expressly provided otherwise in this Lease, Tenant expressly waives any right to rescind this Lease under Section 223- a of the New York Real Property Law or under any present or future statute of similar import then in force and further expressly waives the right to recover any damages which may result from Landlord’s failure to deliver possession of the Demised Premises in accordance with the terms hereof.  Tenant agrees that the provisions of this Paragraph and Paragraph 24 are intended to constitute "an express provision to the contrary'' within the meaning of said Section 223-a.

62. Legal Rent Restrictions.  If any of the rents payable under the terms of this Lease shall be or become uncollectible, reduced or required to be refunded because of any applicable law, ordinance, order, rule, requirement or regulation, Tenant shall enter into such agreement(s) and take such other steps (without additional expense to Tenant) as Landlord may reasonably request and as may be legally permissible to permit Landlord to collect the maximum rents which from time to time during the continuance of such legal rent restriction may be legally permissible (and not in excess of the amounts reserved therefor under this Lease).  Upon the termination of such legal rent restriction, (a) the rents shall become and thereafter be payable in accordance with the amounts reserved herein for the periods following such termination and (b) Tenant shall pay to Landlord, to the maximum extent legally permissible, an amount equal to (i) the rents which would have been paid pursuant to this Lease but for such legal rent restriction less (ii) the rents paid by Tenant during the period such legal rent restriction was in effect.

63. Right to Cure Defaults.  If Tenant shall fail to comply fully with any of its obligations under this Lease (including, without limitation, its obligations to make repairs, maintain public liability and other insurance and comply with all Legal Requirements), beyond the expiration of all applicable notice and cure periods (except in an emergency), Landlord, without thereby waiving such default and without liability to Tenant, may, but shall not be obligated to, perform the same for the account and at the expense of Tenant, without notice in case of emergency and upon ten (10) days' prior notice in all other cases. Landlord may enter the Demised Premises at any time to cure any default which continues beyond the expiration of any applicable notice or cure periods.  Bills for expenses incurred by Landlord in connection with any such performance or involved in collecting or endeavoring to collect rent or enforcing or endeavoring to enforce any rights against Tenant under or in connection with this Lease or pursuant to law, including any costs, expense and disbursement involved in instituting and prosecuting summary proceedings, as well as bills for any property, material, labor or services provided, furnished or rendered, including reasonable attorneys' fees and disbursements, together with interest on the amount of such costs, expenses and disbursements at the default rate shall be paid by Tenant as Additional Rent within thirty (30) days after demand therefor.

64. Consents.  Wherever in this Lease Landlord's consent or approval is required and Landlord agrees that such consent or approval shall not be unreasonably withheld, or not be unreasonably withheld, delayed or conditioned, if Landlord shall withhold, delay or condition such consent or approval Tenant in no event shall be entitled to and shall not make any claim, and Tenant hereby waives any claim, for money damages (nor shall Tenant claim any money damages by way of set-off, counterclaim or defense) based upon any assertion by Tenant that Landlord unreasonably withheld, delayed or conditioned its consent or approval.  Tenant's sole remedy in such circumstance shall be an action or proceeding to enforce any such provision by way of specific performance, injunction or declaratory judgment.  Tenant may, at its option, submit such dispute to arbitration in the City of New York under the Expedited Procedures provisions of the Arbitration Rules for the Real Estate Industry of the AAA as provided above. The sole discretion to be made in the Expedited Arbitration Proceeding shall be whether Landlord unreasonably withheld, delayed or conditioned its consent with respect to the particular matter being arbitrated.  If the decision in the Expedited Arbitration Proceeding is that Landlord unreasonably withheld, delayed or conditioned its consent with respect to such matter, then (i) Landlord shall be deemed to have consented to such matter without such unreasonable conditions, if any, and (ii) Landlord shall execute and deliver documentation that is reasonably requested by Tenant to evidence such consent.

65. Cleaning.  During the term of this Lease, Tenant, at its sole cost and expense, shall cause the Demised Premises to be cleaned on a regular basis.  Landlord shall not be responsible to clean any portion of the Demised Premises. Tenant covenants and agrees to use only contractors previously approved in writing by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed, to provide cleaning services in the Demised Premises and shall comply with all reasonable rules and regulations of Landlord from time to time with respect thereto.  Notwithstanding the foregoing, Tenant may use its own employees to perform minor cleaning services to the Demised Premises.

66. Notices.

               A.     Except as otherwise expressly provided in this Lease, every notice, demand, consent, approval, request or other communication (collectively, "notices") which may be or is required to be given under this Lease or by law shall be in writing and shall be personally delivered or sent by nationally-recognized overnight courier service, and shall be addressed as follows:

(1) If intended for Landlord,

MHP Real Estate Services
277 Park Avenue – 21st Floor
New York, NY 10172
Attn:  Roxana Q. Girand

or to such other address or addresses as may from time to time hereafter be designated by Landlord by like notice, with a copy to Landlord's  attorney:

Belkin Burden Wenig & Goldman, LLP
270 Madison Avenue
New York, New York 10016
Attn:  Daniel T. Altman, Esq.

(2) If intended for Tenant:

Premier Exhibitions, Inc.
3340 Peachtree Road, NE (Suite 900)
Atlanta, Georgia 30326
Attn: Chief Operating Officer

with a copy to:

Premier Exhibitions, Inc.
3340 Peachtree Road, NE (Suite 900)
Atlanta, Georgia 30326
Attn: General Counsel

or to such other address or addresses as may from time to time hereafter be designated by Tenant by like notice, with a copy to Tenant's attorney:

Thompson Hine LLP
Attn: Mario J. Suarez, Esq.
335 Madison Avenue, 12th Floor
New York, New York 10017

B.           Except as otherwise provided herein, all such notices shall be deemed to have been served or delivered on the next Business Day following the date personal delivery is made, or the next Business Day after being deposited with the overnight courier service.  A notice given by counsel for Landlord or Tenant shall be deemed a valid notice if addressed and sent in accordance with the provisions of this Article.  Each of the parties hereto waives personal or any other service other than as provided for in this Article.  Notwithstanding the foregoing, either party hereto may give the other party oral notice of the need for emergency repairs.

67. Security Deposit. Supplementing Article 34:

A.           Upon the execution of this Lease, Tenant shall deliver to Landlord, an irrevocable letter of credit (the "Initial Letter of Credit") in the stated principal amount of Eight Hundred Thousand Dollars and 00/100 Dollars ($800,000.00) issued or confirmed by a New York City commercial bank acceptable to Landlord in its discretion, to be held by Landlord as the initial Security Deposit in accordance with Article 34 and this Article 67.  The Initial Letter of Credit shall (i) initially expire not less than one (1) year from the date of this Lease, (ii) provide for automatic renewals for periods of not less than one (1) year unless notice of non-renewal is given to Landlord at least forty-five (45) days prior to the expiration date thereof, and (iii) have a final expiration date not less than three (3) months after the Expiration Date.

B.           Not later than March 1, 2015, Tenant shall deliver to Landlord, an irrevocable letter of credit (the “Supplemental Letter of Credit”) in the stated principal amount of Nine Hundred Thousand Dollars and 00/100 Dollars ($900,000.00) issued or confirmed by a New York City commercial bank acceptable to Landlord in its discretion, to be held by Landlord as an additional Security Deposit in accordance with Article 34 and this Article 67.  The Supplemental Letter of Credit shall (i) initially expire not less than one (1) year from the date of this Lease, (ii) provide for automatic renewals for periods of not less than one (1) year unless notice of non-renewal is given to Landlord at least forty-five (45) days prior to the expiration date thereof, and (iii) have a final expiration date not less than three (3) months after the Expiration Date.  The failure of Tenant to deliver to Landlord the Supplemental Letter of Credit on or before March 1, 2015 shall be a material default hereunder entitling Landlord to (i) immediately draw down on the Initial Letter of Credit, and/or (ii) terminate this Lease, in addition to any and all other remedies available to Landlord under this Lease and/or at law and/or in equity due to Tenant’s default hereunder.

C.           Tenant shall pay to Landlord, on demand and as Additional Rent hereunder, all fees and charges paid by Landlord to the bank issuing the Initial Letter of Credit and/or the Supplemental Letter of Credit in connection with the transfer of same to any future owner of the Building or of the lessee's interest under any Superior Lease.

D.           In the event of a default by Tenant in the performance of any of the terms, provisions and conditions of this Lease which continues beyond applicable periods of notice and grace, Landlord shall be permitted to draw down any portion or the entire amount of the Initial Letter of Credit and/or the Supplemental Letter of Credit and apply the proceeds or any part thereof in accordance with Article 31 of this Lease and retain the balance for the Security Deposit.  Landlord shall also have the right to draw down any portion or the entire amount of the Initial Letter of Credit and/or the Supplemental Letter of Credit if Landlord receives notice that the date of expiry will not be extended by the issuing bank and if a replacement letter of credit meeting the requirements of this Article is not delivered by Tenant within fifteen (15) days prior to the expiration date, and may retain the proceeds as and for a cash Security Deposit.  If Landlord shall have drawn against the Initial Letter of Credit and/or the Supplemental Letter of Credit and applied all or any portion thereof, then Tenant shall deposit with Landlord, within five (5) days of demand therefor, a sufficient amount of cash to bring the balance of the monies held by Landlord to the amount of the Security Deposit then required to be maintained by Tenant hereunder (e.g. $800,000.00 prior to March 1, 2015 and $1,700,000.00 from and after March 1, 2015).  Tenant's failure to comply with the provisions of this Article will entitle Landlord to exercise all of the same remedies as are available to Landlord in the event of a default by Tenant in the payment of Fixed Annual Rent hereunder.

68. Building Issues.

A.           Landlord represents that the courtyard inside the Building is not a fire tower as defined by the 1938 Building Code of the City of New York (the "1938 Code") and that, subject to compliance with the requirements hereof, Tenant may add fresh air intakes, exhaust air louvers and other openings into said courtyard as would have been allowed in a courtyard under the 1938 Code.

B.           Any perimeter radiator valves in the Demised Premises which become inoperable or defective during the term of this Lease shall be repaired or replaced by Landlord at its own cost and expense promptly after notice from Tenant, unless the need for such repair or replacement is due to the negligent or wrongful acts or omissions of Tenant, its agents, contractors, employees or invitees, in which event, the cost of such repair and/or replacement shall be paid by Tenant upon demand as Additional Rent.

69. Rubbish.

A.           Landlord shall be responsible for the removal of Tenant’s refuse and rubbish from the Demised Premises (i) to the extent not in excess of customary office quantities, and (ii) only from the “office portion” of the Demised Premises dedicated to administrative and office use. Tenant shall be responsible, at its sole cost and expense for all other rubbish and refuse removal from the Demised Premises.

B.           Tenant shall be obligated to secure a separate rubbish, refuse and waste removal contract utilizing Landlord’s designated cartage contractor for the Building, provided that the rates charged by Landlord’s carter are competitive with those of other union carters performing similar services in the Midtown Manhattan area and shall comply with all reasonable rules and regulations of Landlord from time to time with respect thereto and with the requirements of this Article 69.  Tenant shall cause such carter to remove daily all rubbish, refuse and waste, at Tenant’s sole cost and expense.  The removal of such rubbish, refuse and garbage shall be subject to such reasonable rules and regulations as, in the reasonable judgment of Landlord, are necessary for the proper operation of the Building, and Tenant shall utilize the Delivery Path for all such removal (it being understood and agreed that the use of any passenger elevator for the removal of rubbish, refuse and/or garbage is strictly prohibited).

C.           Tenant shall comply with all applicable requirements, if any, of the Departments of Health and Sanitation of the City of New York relating to the separation and/or treatment of such rubbish prior to its placement for disposal.  Tenant shall accumulate garbage for collection in a closed refrigerated garbage room within the Demised Premises (it being understood and agreed that all so-called “wet” refuse and kitchen garbage shall be required to be refrigerated until its removal from the Demised Premises and the Building) and shall keep such garbage in industry-standard garbage bags and/or closed containers located in such garbage room until its removal from the Demised Premises and the Building.  Tenant shall appropriately close or tie all garbage bags and/or containers in accordance with the foregoing so as to prevent the emission of any odors, fumes, vapors, steam, smoke, or other airborne sensory triggers, or any water, within or outside of the Demised Premises.  As an essential inducement for Landlord to enter into this Lease, Tenant agrees that no supplies or deliveries, nor any of Tenant’s refuse or rubbish, shall be kept, or be permitted to be kept, in any area outside of the Demised Premises or brought through any area outside of the Delivery Path, and Tenant must keep clean at all times and not leave residue of any smell, odor, fumes, vapors, steam, smoke, or other airborne sensory triggers, or of any moisture, water, or dirt, along the Delivery Path or in the location designated by Landlord for street-side pickup of the same.  If at any time Tenant’s and/or its carter shall neglect, refuse or fail to remove any garbage, rubbish, refuse and/or waste by 8 A.M. on any day during the Lease Term, Landlord, at its sole option, may remove the same at Tenant’s expense, subject to reimbursement hereunder, upon demand, as an item of Additional Rent.  If the Demised Premises is used at any time for the preparation or servicing of food, Tenant shall submit for Landlord’s consent, at least sixty (60) days prior to commencement of such operations, a detailed plan showing the locations for storage of Tenant’s wet and dry refuse and rubbish within the Demised Premises, the hours when such refuse and rubbish will be brought to the street and removed therefrom, the location in which such refuse and rubbish shall be piled for street-side pickup, which shall be determined as set forth above, and any other information reasonably requested by Landlord with respect thereto (the “Refuse Plan”).  No changes in, additions to or deviations from the information provided in the Refuse Plan shall be made without Landlord’s further written approval, and Tenant shall make such reasonable changes to the Refuse Plan as Landlord may reasonably request from time to time.

70. Estoppel Certificate.  Tenant shall, without charge, at any time and from time to time, within fifteen (15) days after request by Landlord, the lessor under any Superior Lease and/or the holder of a Superior Mortgage, as the case may be, execute, acknowledge and deliver to Landlord or any other person, firm or corporation specified by Landlord, a written instrument (an "Estoppel Certificate") in the form attached hereto as Exhibit F, having attached thereto a copy of this Lease and all amendments hereto, if any, or such other form as may be required by Landlord, the lessor under any such Superior Lease and/or the holder of any such Superior Mortgage, it being intended that any such statement shall be deemed a representation and warranty to be relied upon by the party to whom such statement is addressed.  Landlord shall, without charge, at any time and from time to time, within fifteen (15) days after request by Tenant execute, acknowledge and deliver to Tenant, an estoppel certificate certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), certifying the Commencement Date, the Expiration Date and the dates to which the Fixed Rent and Additional Rent have been paid and stating whether or not, to the knowledge of Landlord, Tenant is in default in performance of any of its obligations under this Lease, and, if so, specifying each such default of which Landlord has knowledge, it being intended that any such statement shall be deemed a representation and warranty to be relied upon by the party to whom such statement is addressed.

71. Consequential Damages.  Except as expressly provided otherwise in this Lease, Landlord and Tenant agree that as to the other, Landlord and Tenant shall not have any right to sue for or collect, and Landlord and Tenant shall never have any liability or responsibility whatsoever for, any consequential or indirect damages including, without limitation, lost profits, whether proximately or remotely related to any default of the other under this Lease or any act, omission or negligence of Tenant and/or Tenant’s employees, licensees, tenants, subtenants, agents, assignees, contractors, heirs, successors, legatees and devisees or of Landlord, its agents, contractors or employees, as the case may be, and Landlord and Tenant hereby waive any and all such rights.

72. Antennas. No aerials, cell phone towers or antennas shall be erected on the roof or exterior walls at the Demised Premises or on the Building, grounds, without in each instance, Tenant first obtaining the written consent of Landlord and Tenant’s furnishing Landlord with evidence of receipt of the necessary permits for operation of same.  No radio, television, loudspeaker, amplifier or other device shall be installed or used in such a manner as to be audible in the public areas or common areas of the Building or in other Leased areas of the Building or on the sidewalk adjacent to the Demised Premises.

73. Fire Stairs.  The parties hereto agree that as of the date hereof, the second (2nd) Floor of the Building is not currently, and shall not hereafter be designated, as a "re-entry” floor, unless and to the extent required by a change in applicable Legal Requirements. Tenant shall have the non-exclusive right to use the existing egress stairs as shown on Exhibit D annexed hereto (the “Fire Stairs”) for the sole purpose of ingress and egress from the second (2nd) floor of the Building on which the Demised Premises are located, at no additional charge to Tenant, provided that:  (1) Landlord makes no representation or warranty that any of the Fire Stairs are in compliance with laws and/or sufficient or adequate for Tenants’ Initial Uses and/or any other Lawful Use, and, except as expressly hereinafter provided, under no circumstances shall Landlord be obligated to make any changes, upgrades or other alterations to any of the Fire Stairs in connection with Tenant’s use or occupancy of the Demised Premises (including, without limitation, in connection with Temporary Occupancy Permit and/or the Final Occupancy Permit); (2) such use shall be permitted by, and at all times in accordance with, all applicable laws; (3) Tenant shall comply with all of Landlord’s reasonable rules and regulations which may be adopted from time to time with respect thereto; (4) Tenant shall not prop or block open the doors from the Demised Premises to the Fire Stairs; (5) Tenant shall not store or place anything in the Fire Stairs, or otherwise impede ingress thereto or egress therefrom; (6) Tenant shall not permit or suffer any of its agents, servants, employees, contractors, licensees or invitees to use any portion of the Fire Stairs other than for ingress and egress between the floors of the Building on which the Demised Premises are located, except in the event of a fire or other emergency, and shall be responsible for ensuring that its agents, servants, employees, contractors, licensees or invitees do not use the Fire Stairs for loitering or any purpose other than ingress and egress between the floors of the Building on which the Demised Premises are located, and use in the event of a fire or other emergency; (7) Tenant, at its sole cost and expense (and which shall be included as part of the Proposed Plans) prohibit access from the Demised Premises to other areas of the Building (such as, for example purposes only, installing a so-called “caged door” system); (8) Tenant shall leave the interior push bars and automatic door closing devices currently existing on all doors between the Fire Stairs and the floors of the building on which the demised premises are located as of the date hereof, and Tenant shall, at its sole cost and expense, repair and maintain such bars and devices in good working order and condition at all times during the Term; and (9) Tenant shall, at its sole cost and expense, install a card key locking system in accordance with the terms, covenants, conditions, provisions and agreements of this Lease on all doors in the interior of/facing into the fire stairway between the Fire Stairs and the floors of the Building on which the Demised Premises are located, provided that such locking system complies with all applicable laws and in no way interferes with the ability of the doors to open from the demised premises into the Fire Stairs at all times. Tenant shall be solely liable and responsible for the operation of the card key locking system on the doors from the Fire Stairs to the Demised Premises, and hereby waives any and all claims against Landlord and Landlord’s managing agent arising out of, or in connection with, parties gaining access to and from the demised premises through any of the Fire Stairs. Tenant shall have no right to change, alter or otherwise modify in any manner the Fire Stairs or other stairwells without Landlord’s prior consent. Tenant shall reimburse Landlord, as additional rent, for any additional cleaning costs and/or any other costs and expenses reasonably incurred by Landlord as a result of Tenant’s use of the Fire Stairs.  If (i) the Fire Stairs are non-compliant with applicable building codes for standard office use and are required to be repaired in order to obtain a Temporary Occupancy Permit and/or a Permanent Occupancy Permit, and (ii) such non-compliance does not relate to the proposed use of the Demised Premises for the Initial Uses, then Landlord, at its sole cost and expense, shall perform the work to the Fire Stairs required to comply with applicable law (the “Landlord Fire Stair Work”).   Landlord shall complete the Landlord Fire Stair Work on or prior to the Initial Work Completion Date. If the Fire Stairs are insufficient or inadequate for the Initial Uses, as determined by any applicable governmental agency, Tenant, at its sole cost and expense (subject to the provisions of Sections 46.D(5) and D(6) herein), shall be responsible for the cost to cause the Fire Stairs to be compliant for the Initial Uses and/or to provide alternate fire, life/safely egress design elements within the Demised Premises (the “Tenant Fire Stair Work”).

74. Attorneys’ Fees and Related Expenses.   In the event of any litigation or arbitration between the parties relating to this Lease, the Demised Premises, the Building or Property (including pretrial, trial, appellate, administrative, bankruptcy or insolvency proceedings), the prevailing party shall be entitled to recover its reasonable attorneys’ fees and costs as part of the judgment, award or settlement therein.  In the event of a breach of this Lease by either party which does not result in litigation but which causes the non-breaching party to incur attorneys’ fees or costs, the breaching party shall reimburse such fees and costs of the non-breaching party not later than ten (10) Business Days after receipt of a demand therefor from the non-breaching party, together with such information substantiating such fees and costs as the breaching party shall reasonably require.  If a party’s officers, directors, trustees, beneficiaries, partners, agents, affiliates or employees shall be made a party to any litigation or arbitration commenced by or against the other party and is found not at fault, the other party shall pay all costs, expenses and reasonable attorneys’ fees incurred by such parties in connection with such litigation. The obligations of Landlord and Tenant under this Article shall survive the expiration of the Lease Term or any other termination of this Lease. This Article is intended to supplement (and not to limit) other provisions of this Lease pertaining to indemnities and/or attorneys’ fees.

75. Corporate Tenant.  If Tenant is a corporation, limited liability company or other entity, the persons executing this Lease on behalf of Tenant hereby covenant, represent and warrant that Tenant is a duly formed or duly qualified or registered (if foreign) entity and is authorized to do business in the State of New York (a copy of evidence thereof to be supplied to Landlord upon request); and that the person or persons executing this Lease on behalf of Tenant is an officer or are officers, members or other authorized signatories of such Tenant, and that they as such officers, members or authorized signatories are duly authorized to execute, acknowledge and deliver this Lease to Landlord (a copy of a resolution to that effect to be supplied to Landlord upon request).

76. Right of First Offer.

A.           Subject to the rights of any existing tenants, so long as: (i) Tenant is not in default of any of the terms, covenants, conditions, provisions and agreements of this lease, beyond the expiration of any applicable notice and cure period; (ii) this Lease is in full force and effect; and (iii) the Tenant named on the first page hereof and/or its Affiliate is occupying at least seventy-five (75%) percent of the Demised Premises and is operating in all or substantially all of the Premises for a Lawful Use, then, Landlord agrees that during the Term of this Lease in the event (i) Landlord obtains vacant possession of an entire floor in the Building contiguous to the Demised Premises (the “Subject Space”), and (ii) Landlord intends to lease the Subject Space to a Bona Fide Third Party Tenant (as hereinafter defined) (the “Offer Space”). Landlord shall give to Tenant notice of Landlord’s intention to so lease the Offer Space (the “Offer Space Notice”) setting forth the material terms and conditions upon which Landlord is willing to lease the Offer Space.  If, together with the portion of the Subject Space that Landlord intends to lease to a Bona Fide Third Party Tenant, Landlord intends to lease to such third party tenant a portion of the Building that is not part of the Subject Space, then, at Landlord’s option (to be exercised in Landlord’s sole and absolute discretion), such portion of the Building that is not part of the Subject Space shall be deemed part of the Offer Space in question shall be covered by the Offer Space Notice and the provisions of this Article shall apply thereto.  The Offer Space Notice shall set forth the following terms (the “Offer Terms”):  (i) the commencement date of the proposed letting (the “Offer Space  Commencement Date”) and the expiration date of the proposed letting (the “Offer Space Expiration Date”), (ii) the annual rental payable during the Offer Space Term (as hereinafter defined), (iii) any material additional rent payable with respect to the Offer Space, including, without limitation, any additional rent related to increases in real estate taxes or operating expenses for the Building, increases in any price index or wage or labor rate, and any sprinkler or water charges, (iv) the dollar amount of any work which Landlord is willing to perform or pay for in the Offer Space, (v) any concession or free rent period applicable to the proposed letting, (vi) any other terms and conditions which Landlord deems material, and (vii) the rentable area of the Offer Space (which rentable area shall be reasonably determined by Landlord in good faith, in a manner consistent with the method used to measure the rentable area of the Demised Premises and shall be conclusive and binding upon Tenant).  During the twenty (20) day period commencing on the date that Landlord gives the Offer Space Notice to Tenant, Tenant shall have the option (the “Offer Space Option”) to lease the Offer Space from Landlord for the period (the “Offer Space Term”) commencing on the Offer Space Commencement Date and expiring on the Offer Space Expiration Date.  Tenant shall exercise the Offer Space Option by giving Landlord written notice thereof (the “Exercise Notice”) on or before the last day of such 20-day period (which last day is the “Exercise Notice Date”), TIME BEING OF THE ESSENCE.

B.           Tenant shall not have the Offer Space Option if at the time Landlord intends to lease the Offer Space to a Bona Fide Third Party Tenant this Lease is not in full force and effect or if Tenant is in default under any of the terms, covenants, conditions, or provisions of this Lease beyond the giving of any required notice or expiration of the applicable cure period, if any.  Tenant’s Offer Space Option shall be subject and subordinate to any tenant of the Building as of the Effective Date which has a superior right to lease the all or a portion of the Offer Space pursuant to the terms of their existing lease.

C.           Notwithstanding anything contained in this Article to the contrary, the Offer Space Option shall be deemed revoked, null and void and of no further force or effect, and the Exercise Notice (or purported Exercise Notice) given in connection with Tenant’s attempt to exercise the Offer Space Option shall be ineffective and void ab initio as an Exercise Notice, (i) if Tenant fails to give the Exercise Notice to Landlord on or before the Exercise Notice Date, TIME BEING OF THE ESSENCE, in the manner hereinbefore provided, or (ii) if the notice given to Landlord amends, modifies or supplements (or attempts or purports to amend, modify or supplement) any of the Offer Terms set forth in the Offer Space Notice, or (iii) if Tenant fails to duly execute, acknowledge and deliver to Landlord an amendment of this Lease (the “Offer Space Amendment”) with respect to the Offer Space, prepared by or on behalf of Landlord and in the form and content set forth in Section D below, within fifteen (15) Business Days after Landlord delivers counterparts of the Offer Space Amendment To Tenant.

D.           If Tenant shall give the Exercise Notice to Landlord on or before the Exercise Notice Date, TIME BEING OF THE ESSENCE, and in the manner set forth in Section A above, the parties hereto shall enter into the Offer Space Amendment with respect to the Offer Space, which Offer Space Amendment shall contain all of the same terms, covenants and conditions contained in this Lease, except that:

(i) those terms and conditions set forth in the Offer Space Notice that are expressly different than the corresponding provisions in this Lease, shall supersede and replace such corresponding provisions, or shall modify such corresponding provisions accordingly;

(ii) those terms and conditions set forth in the Offer Space Notice that are in addition to the terms and conditions of this Lease, shall be added to the Offer Space Amendment; and

(iii) Article 46, Article 73, this Article 76, and Exhibit B  of this Lease shall be omitted unless the Offer Space Notice provides otherwise (in which case such provisions shall be amended accordingly) and the Offer Space Amendment shall provide that Tenant has inspected the Offer Space, is fully familiar with the condition thereof, shall accept possession of the Offer Space on the Offer Space Commencement Date in its then “as-is” condition and acknowledges that neither Landlord, nor any of Landlord’s representatives, agents or employees has made any representations or warranties with respect to the Offer Space.

E.           Notwithstanding anything contained in this Article to the contrary, the Offer Space Option shall apply only to, and may not be exercised by any person or entity other than the Tenant expressly named on the first page of this Lease and/or its Affiliate and occupies the entire rentable area of the Demised Premises.  In addition, the Offer Space Option shall apply only to the first letting of each Offer Space after the date hereof and shall not apply to any Offer Space in respect of which an Offer Space Option has been waived, rejected or revoked or deemed to have been waived, rejected or revoked.  For the purposes of this Article, a “Bona Fide Third Party Tenant” shall mean any person or entity with whom Landlord has no direct or indirect relationship (other than as a prospective tenant of the Building).  For purposes hereof, Bona Fide Third Party Tenant shall exclude the then tenants and occupants of the Subject Space or any tenant or occupant of the Building who, as of the date of this Lease, has the right to lease any portion of the Subject Space, and each and every assignee, subtenant, affiliate, subsidiary, or parent of such tenants and occupants.  Therefore, Tenant shall have no Offer Space Option if Landlord desires or intends to lease the Offer Space to a person or entity that is not a Bona Fide Third party Tenant.  Landlord makes no representation or warranty as to the present or future availability of the Subject Space, or with respect to the rights of others, including present tenants and occupants, to lease or occupy the Offer Space.

F.           If Landlord gives to Tenant the Offer Space Notice and if Tenant fails to give the Exercise Notice to Landlord on or before the Exercise Notice Date and in the manner hereinbefore provided, and thereafter Landlord intends to lease the Offer Space to a Bona Fide Third Party Tenant at a net effective rent that is less than ninety percent (90%) of the net effective rent reflected in the Offer Space Terms, then, subject to and in accordance with the provisions of this Article, Landlord shall give to Tenant a new Offer Space Notice, and Tenant shall have the Offer Space Option with respect to such new Offer Space Notice, as set forth above, except that the new Offer Space Notice shall set forth such new terms and conditions.  For purposes of this Section, “net effective rent” shall mean, on a dollar per rentable square foot basis, the present value of the projected future rent payments, including escalations, free rent and amortized Landlord concessions, expressed as an equivalent annuity over the term of this Lease or the remaining portion thereof, using the same discount rate (expressed monthly or annually) for all calculations.

G.           If for any reason the Offer Space Option is not exercised in accordance with, and subject to, the applicable provisions of this Article, or is waived, rejected or revoked or deemed waived, rejected or revoked, Landlord may, but shall not be obligated, at any time or from time to time, lease, license or otherwise permit the use of, all or any portions of the Offer Space upon any terms and conditions that are acceptable to Landlord.

77. Renewal Option.

A.           Provided that Tenant shall not be in default under this Lease, beyond the giving of any required notice and expiration of the applicable cure period contained herein, either at the time of the exercise thereof or at any time on or before the effective date thereof, and Tenant remains in possession of the entire Demised Premises, Tenant shall have two (2) options (each, a “Renewal Option”) to extend the term of this Lease for a period of five (5) years each (each, a “Renewal Term”).  The Renewal Option(s) shall apply to the entire Demised Premises only.  Tenant may exercise its option for the Renewal Term only by notice to Landlord of such exercise given not less than twelve (12) months before the then Expiration Date.  Tenant shall forever waive its right to exercise the Renewal Option if it shall, for any reason whatsoever, fail to give such notice to Landlord within the time and in the manner provided for the giving of such notice, whether such failure is inadvertent or intentional, TIME BEING OF THE ESSENCE as to the exercise of such option and the giving of such notice.  If Tenant shall elect to exercise such Renewal Option(s), the term of this Lease shall be automatically extended for the Renewal Term(s) without the execution of an extension or renewal lease.  Within ten (10) days after request by Landlord, Tenant shall execute, acknowledge and deliver to Landlord an instrument confirming that such Renewal Option has been effectively exercised, confirming the extended Expiration Date and confirming the Fixed Annual Rent for the Renewal Term(s).  The terms and conditions applicable during the Renewal Term(s) shall be the same terms and conditions of this Lease as are in effect immediately preceding the commencement of the Renewal Term, except that: (i) the Fixed Annual Rent payable during the Renewal Term(s) shall be determined pursuant to Section B below; (ii) Tenant shall have no right or option to extend the term of this Lease for any period of time beyond the expiration of the Renewal Term(s); and (iii) the provisions of Section A shall not apply during the second (2nd) Renewal Term (it being agreed and understood that during the first (1st) Renewal Term Tenant shall have one (1) remaining Renewal Option).  Any termination, expiration, cancellation or surrender of this Lease on or prior to the Expiration Date shall terminate the Renewal Option.  The Renewal Option may not be severed from this Lease nor separately sold, assigned nor otherwise transferred.

B.           The Fixed Annual Rent for the respective Renewal Terms shall be equal to one hundred percent (100%) of the fair market rental value of the Demised Premises for the respective Renewal Term, taking into consideration all relevant factors, including, but not limited to, the value of such rental abatements, tenant improvement allowances, brokerage commissions and any other tenant inducements customarily being granted by landlords at such times to new tenants entering into leases at comparable first class office buildings in Midtown Manhattan and determined in accordance with Section C below.  In no event shall the Fixed Annual Rent payable for any year during (x) the first (1st) Renewal Term be less than the Fixed Annual Rent for the initial term of this Lease, and (y) the second (2nd) Renewal Term be less than the Fixed Annual Rent for the first (1st) Renewal Term.

C.           The fair market rental value of the Demised Premises for the Renewal Term(s) shall be determined by appraisal in accordance with the provisions of this Article.  Within sixty (60) days after Tenant exercises the applicable Renewal Option, Landlord shall request an appraisal, by notice to Tenant, and shall designate an independent MAI appraiser selected by Landlord.  Within twenty (20) days after the giving of such notice, Tenant shall notify Landlord of an independent MAI appraiser selected by Tenant.  Within ten (10) days after selection of Tenant’s appraiser, the two appraisers shall meet and attempt to agree as to the fair market rental value for the Demised Premises for the applicable Renewal Term.  In the event that such appraisers are unable to agree as to such annual fair market rental value then:  (i) if the difference between the two determinations is less than five percent (5%) of the lower determination, then the average of the two determinations shall be deemed to constitute such annual fair market rental value; or (ii) if the difference between the two determinations is equal to or greater than five percent (5%) of the lower determination, then the two appraisers shall jointly select a third independent MAI appraiser, which appraiser shall select which of the determinations of the first two appraisers shall constitute such annual fair market rental value.  Such third appraiser shall not have the right to vary or modify the determinations of the appraisers selected by Landlord and Tenant.  In the event that Tenant fails to select its appraiser within such ten (10) day period, the determination of Landlord’s appraiser shall constitute such fair market rental value.  In the event that the two appraisers are unable to select a third appraiser, the third appraiser shall be selected by President of the Real Estate Board of New York, Inc. at the request of either Landlord or Tenant.  Any appraiser under this Article must have at least ten (10) years’ experience in appraising commercial real estate in the City of New York similar to the property in which the Demised Premises is located.  The appraisers shall not have the right to amend, modify or vary any of the terms of this Lease and the determination of the appraisers in accordance with this Article shall be final, binding and conclusive upon Landlord and Tenant.

D.           Any delay or failure of Landlord in computing or billing for any rent adjustments permitted under this Article shall not constitute a waiver or in any way impair the continuing obligation of Tenant to pay such rent adjustment hereunder.  Notwithstanding any termination of this Lease prior to the Expiration Date, Tenant’s obligation to pay rent as adjusted under this Article shall continue and shall cover all periods up to the Expiration Date and shall survive any expiration or termination of this Lease.

78. Basement Space.

A.           Subject to the provisions hereinafter set forth, at any time during the term of this Lease, provided this is in full force and effect without default on the part of Tenant in the performance of any of the terms and conditions herein, Tenant shall have the right (the “Expansion Right”) to lease the basement space located below the 37th Street Ground Floor, as depicted on Exhibit A as “Basement Space” (the “Basement Space”) upon the terms and conditions hereinafter set forth.   Tenant shall exercise the Expansion Right by delivering notice to Landlord thereof (the “Expansion Notice”), which notice shall specify the date upon which Tenant shall take possession of the Basement Space (the “Basement Space Possession Date”), which date shall not be less than thirty (30) days, nor more than ninety (90) days, after Landlord receives the Expansion Notice.

B.           Effective as of the Basement Space Possession Date (as set forth in the Expansion Notice) or the Basement Delivery Date (as defined below) if Tenant sends Landlord the Tenant’s Notice (as defined below): (i) Landlord leases to Tenant and Tenant hires from Landlord the Basement Space and Tenant’s use and occupancy of the Basement Space and its obligations with respect thereto shall be in accordance the terms, provision, conditions and agreements contained in this Lease, except as otherwise expressly set forth in this Article 78 to the contrary;  (ii) this Lease shall be deemed amended to include the Basement Space as part of the Demised Premises for the balance of the term of this Lease; (iii) all references in the Lease to “premises” or “Demised Premises” or “demised premises” shall be deemed to include the Basement Space as of the Basement Space Possession Date or the Basement Delivery Date, as applicable, (iv) Tenant shall pay fixed annual rent on the Basement Space as set forth in subparagraph 78.D below; (v) Tenant’s Percentage and Tenant’s Operating Cost Share shall be deemed to be (a) 13.60% if Tenant is operating the Demised Premises pursuant to Use Plan A, or (b) 13.00% if Tenant is operating the Demised Premises pursuant to Use Plan B, and (vi) all of the Additional Rent payable under this Lease, including but not limited to Real Estate Taxes and charges for electricity shall also be payable for the Basement Space.

C.           The Basement Space shall be delivered to Tenant on the Basement Possession Date (or the Basement Delivery Date, as applicable) in its then “as-is”, “where-is” condition, with all faults.  Landlord shall not be required to make any repairs or perform any work with respect to the Basement Space in order to prepare the Basement Space for Tenant’s initial or continued occupancy or to provide any work allowance, free rent period or other concession in connection with Tenant’s occupancy of the Basement Space.

D.           If Tenant exercises the Expansion Right (or if Tenant sends Landlord the Tenant’s Notice electing to lease the Basement Space pursuant to the provisions of Article 78.E below), commencing on the Basement Space Possession Date (or the Basement Delivery Date, as applicable), the Fixed Annual Rent shall be increased for the balance of the term by an amount equal to Seventy-Five Thousand Dollars and 00/100 ($75,000.00) per annum (the “Basement Space Rent”), which shall be payable in equal monthly installments of Six Thousand Two Hundred Fifty and 00/100 Dollars ($6,250.00).  Each monthly installment shall be due in advance, on the first (1st) day of each and every calendar month throughout the balance of the term of this Lease.

E.           Notwithstanding the foregoing, at any time prior to Tenant exercising the Expansion Right, Landlord shall have the right to market the Basement Space and to offer to lease the Basement Space to another tenant or occupant, provided, however, that prior to entering into a lease or other agreement with such tenant or occupant for the Basement Space, Landlord shall send written notice to Tenant (the "Landlord's Notice") notifying Tenant of Landlord’s intention to lease or otherwise allow another person or entity occupy the Basement Space and the date upon which such possession will be given to such other tenant or occupant (the “Basement Delivery Date”), in which event, Tenant shall have ten (10) Business Days from receipt of Landlord's Notice to notify Landlord of its election to lease the Basement Space (time being of the essence with respect thereto) (the “Tenant’s Notice”).  Tenant’s delivery of Tenant’s Notice shall be a binding and irrevocable obligation of Tenant to take possession of the Basement Space on the Basement Delivery Date and continuing for the balance of the Term, which use and occupancy shall be in accordance with the provisions of Article 78.B, C and D set forth above.  Tenant's election to not lease the Basement Space after receipt of Landlord’s Notice, or the failure of Tenant to notify Landlord of its election to lease the Basement Space by sending Landlord the Tenant’s Notice within such ten (10) Business Day period shall be deemed a waiver of Tenant’s right to lease the Basement Space, and Landlord shall thereafter be free to dispose of the Basement Space in any manner it choose and Tenant’s Expansion Right shall be deemed null and void and of no further force or effect for the remainder of the term of this Lease.

F.           Landlord and Tenant, at either party’s request, shall promptly execute and exchange an appropriate amendment to this Lease evidencing the addition of the Basement Space, and the terms thereof, in a form reasonably satisfactory to both parties, but no such agreement shall be necessary in order to make the provisions hereof effective.

79.           Confidentiality.  Landlord and Tenant each agree that the terms of this Lease are confidential, and that disclosure of the terms hereof could adversely affect the ability of Landlord and Tenant to negotiate other leases.  Landlord and Tenant each hereby agree that  each such party and their partners, officers, directors, employees, agents, real estate brokers, and sales persons and attorneys shall not disclose the terms of this Lease to any other person without the other party’s  prior written consent (which consent may be denied in either party’s sole and absolute subjective discretion), except to (a) to an entity or person to whom disclosure is required by applicable law or in connection with any action brought to enforce this Lease, (b) to consultants, agents, architects, accountants or attorneys representing Landlord or Tenant in connection with this Lease, or (c) to investors or lenders of Landlord or Tenant, provided that any such person is informed of the confidential nature of this Lease and the information contained herein and only so long as such person agrees to act in accordance with the provisions of this Article 79.  In the event of a breach of the covenant to keep the Lease confidential, the breaching party shall indemnify and hold harmless the non-breaching party from and against any and all losses, liabilities, damages, claims, costs, fee charges and expenses including, but not limited to, attorney’s fees, costs and expenses incurred by the Landlord as determined by a court of competent jurisdiction resulting from breach of this Article 79 and/or the enforcement of any of the such party’s rights and remedies hereunder.  Because money damages alone would not be sufficient remedy for any breach of this Article 79, in addition to all other remedies, the either party shall be entitled to specific performances and injunction or other equitable relief as a remedy for any such breach.

80.           Waiver of Security Interest in Titanic Artifacts.  Landlord waives any and all rights to impose or enforce any landlord's lien or other lien or charge, upon any and all art, artifacts and objects associated with the RMS Titanic.

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[signatures follow on next page]

          IN WITNESS WHEREOF, the parties have caused this Rider to be executed as of the date first above written.

LANDLORD:

417 FIFTH AVE REAL ESTATE LLC

By: /s/ Roxana Girand
Name: Roxana Girand

TENANT:

PREMIER EXHIBITIONS, INC.

By: /s/Michael Little
Name: Michael Little
Chief Financial Officer and Chief Operating Officer